As filed with the Securities and Exchange Commission on September 9, 2025

File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

[✓]	Registration Under the Securities Act of 1933

[ ]	Pre-Effective Amendment Number ____

[✓]	Post-Effective Amendment Number 113

And/or

[✓]	Registration Statement Under the Investment Company Act of 1940

[✓]	Amendment No. 114

AuguStar Variable Insurance Products Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100

(Registrant’s Telephone Number)

Zachary M. Pasker, Assistant Secretary

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde
Willkie Farr & Gallagher LLP
1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]	on (date) pursuant to paragraph (b) of Rule 485

[✓]	60 days after filing pursuant to paragraph (a) of Rule 485

[ ]	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.    Subject to Completion—Dated September 9, 2025.
AuguStarVariable Insurance Products Fund, Inc.
One Financial Way Montgomery, Ohio 45242 Telephone 877.781.6392
AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the“Fund”) is a mutual fund with 25 separate investment portfolios. This Prospectus describes 15 portfolios of the Fund. Each portfolio described in this Prospectus offers two classes of shares, Class I Shares and Class II Shares. The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of AuguStar® Life Insurance Company (“ALIC”), AuguStar® Life Assurance Corporation (“ALAC”), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable annuity contracts and variable life insurance policies. The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by ALIC, ALAC and NSLAC. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.
An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund's portfolios covered by the prospectus (each a "Portfolio" and collectively, the "Portfolios") are:

See Page
AVIP Bond Portfolio	3
AVIP BlackRock Balanced Allocation Portfolio	7
AVIP BlackRock Advantage International Equity Portfolio	11
AVIP Fidelity Institutional AM® Equity Growth Portfolio	15
AVIP AB Small Cap Portfolio	18
AVIP AB Mid Cap Core Portfolio	23
AVIP S&P 500® Index Portfolio	29
AVIP Federated High Income Bond Portfolio	32
See Page
AVIP BlackRock Advantage Large Cap Value Portfolio	36
AVIP Nasdaq-100® Index Portfolio	39
AVIP BlackRock Advantage Large Cap Core Portfolio	43
AVIP BlackRock Advantage Small Cap Growth Portfolio	46
AVIP S&P MidCap 400® Index Portfolio	49
AVIP BlackRock Advantage Large Cap Growth Portfolio	53
AVIP Constellation Dynamic Risk Balanced Portfolio	57

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ALIC, ALAC or NSLAC variable contract. Keep this prospectus for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 7, 2025

AVIP Bond Portfolio
Investment Objective
Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.54%	0.54%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other expenses	0.07%	0.07%(1)
Total Annual Fund Operating Expenses	0.61%	0.76%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased. Under normal circumstances, at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes, if any) is invested in:
●
publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and
●
corporate debt securities used for short-term investment and limited to the top grade of these two rating services.
This Portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser’s evaluation of current and anticipated market conditions. This Portfolio may also invest in U.S. government securities as well as the debt securities of foreign issuers.

The portfolio manager considers a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors he believes to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Sovereign Debt Risk — Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
TABLE I

AVIP Bond Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 10.52%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -7.44%. That was the quarter ended on March 31, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Bond Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Bond Portfolio	2.38%	(0.30)%	2.39%
ICE BofA US Broad Market*	1.47%	(0.34)%	1.37%
ICE BofA U.S. Corporate Index**	2.76%	0.48%	2.52%
*
Primary Benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from ICE BofA U.S. Corporate Index to ICE BofA US Broad Market in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Portfolio’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Balanced Allocation Portfolio
Investment Objective
Seeks high level of long-term total return consistent with preservation of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.07%	0.07%(1)
Total Annual Fund Operating Expenses	0.57%	0.82%
Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various asset classes (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Under normal circumstances, the Portfolio invests up to 75% of its total assets in equity securities and maintains a minimum of 25% of its total assets in fixed-income securities. Typically, the Portfolio invests up to 5% of its assets in money market instruments. Sometimes the Portfolio may not be invested in all three of the asset classes.
The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the asset classes.
The equity component of the Portfolio (stock asset class) is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the equity component of the Portfolio in February 2019. Within the equity component, BlackRock seeks long-term growth of capital. Current income is a secondary goal for the equity component.

BlackRock seeks to pursue these goals by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the equity component of the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The equity component may be invested in equity securities, including common stock, or securities or other instruments whose price is linked to the value of common stock. The issuers of the equity securities are primarily U.S. based. BlackRock expects to invest in securities within the market capitalization range of the Russell 1000 Index, but maintains flexibility to invest outside of that range.
Within the fixed-income component of the Portfolio (bond asset class), the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation, is a secondary goal of the fixed-income component. The Adviser invests in bonds without limitation as to quality, maturity and duration. Within the money market component of the Portfolio (the money market asset class), the Adviser may invest in various money market instruments, including treasury bills, commercial paper, certificates of deposit and short or medium-term notes. The Adviser seeks maximum current income consistent with the preservation of principal and liquidity.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three asset classes. There is also the risk that at any given time this Portfolio will invest too much or too little in each asset class. On the other hand, since the risk factors affecting each asset class are different, the risks of each asset class often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the managers’ skill in determining the Portfolio’s asset allocation mix (its allocation among the three asset classes). There is the possibility that the managers’ evaluations and assumptions regarding asset classes will not successfully achieve high long-term total return in view of actual market trends.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
BlackRock began sub-advising the equity component of the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the equity component of the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP BlackRock Balanced Allocation Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.42%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -17.51%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Balanced Allocation Portfolio	19.50%	10.21%	9.37%
S&P 500® Index*	25.02%	14.53%	13.10%
70% S&P 500® Index/30% ICE BofA U.S. Corporate Index**	18.00%	10.34%	10.01%
* Primary benchmark
** Secondary benchmark. The 70% S&P 500® Index/30% ICE BofA U.S. Corporate Index is a customized index included for the purpose of showing how the Portfolio’s performance compares with an index that is 70% in stocks and 30% in bonds.
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
BlackRock serves as the investment sub-adviser for the equity component of the Portfolio. BlackRock has been a sub-adviser for the equity component of the Portfolio since February 1, 2019. Raffaele Savi, a Senior Managing Director
of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the equity component of the Portfolio since February 2019.

Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Advantage International Equity Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.15%	0.15%(1)
Total Annual Fund Operating Expenses	0.86%	1.11%
Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 153% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net-USD). The MSCI EAFE Index (Net-USD) is a capitalization-weighted index from a broad range of industries located in developed markets outside of the U.S. and Canada, chosen for market size, liquidity and industry group representation, generally consisting of large- and mid-capitalization companies. Equity securities include common stock, preferred stock and convertible securities. The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities.
From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Portfolio invests in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. The Portfolio may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in non-U.S. securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.
High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.
Investment Style Risk — The Portfolio may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Portfolio’s style of investing, the Portfolio’s share price may lag that of other funds using a different investment style.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.
Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.
Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From May 1, 2017 through December 5, 2019, the Portfolio was sub-advised by Lazard Asset Management LLC (“Lazard”) using a different strategy. From January 1, 1999 through April 28, 2017, the Portfolio was sub-advised by Federated Global Investment Management Corp. (“Federated Global”) using a different strategy. Performance returns shown below for periods prior to December 6, 2019 are those of Lazard and Federated Global and are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP BlackRock Advantage International Equity Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 18.09%. That was the quarter ended on December 31, 2022. The lowest return for a quarter was -24.55%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP BlackRock Advantage International Equity Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Advantage International Equity Portfolio	6.29%	5.79%	5.24%
MSCI EAFE Index (Net-USD)	3.82%	4.73%	5.20%
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Kevin Franklin and Richard Mathieson, both Managing Directors of BlackRock, have been portfolio managers of the Portfolio since December 2019.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP Fidelity Institutional AM® Equity Growth Portfolio
Investment Objective
Seeks capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.12%	0.12%(1)
Total Annual Fund Operating Expenses	0.79%	1.04%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio seeks to invest in common stocks of companies of any market capitalization that have above-average growth potential, measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.
The Portfolio is managed by FIAM LLC (“FIAM”) under a sub-advisory agreement with the Adviser. FIAM began managing the Portfolio in July 2023. In buying and selling securities for the Portfolio, FIAM relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. If FIAM’s strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Large Capitalization Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Medium Capitalization Company Risk — Small and medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid than those of larger, better established companies. Small and medium capitalization companies are also sometimes more subject to failure.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
FIAM began sub-advising the Portfolio under its current strategy effective July 28, 2023. Prior to that, this Portfolio was sub-advised by Janus Henderson Investors U.S. LLC. Performance returns shown below for periods prior to July 28, 2023, are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP Fidelity Institutional AM® Equity Growth Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.82%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -25.39%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Fidelity Institutional AM® Equity Growth Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Fidelity Institutional AM® Equity Growth Portfolio	30.68%	14.71%	15.16%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell 1000® Growth Index**	33.36%	18.96%	16.78%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 1000® Growth Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. FIAM serves as the investment sub-adviser of the Portfolio. Asher Anolic and Jason Weiner, Portfolio Managers at FIAM, have been co-portfolio managers of the Portfolio since July 2023.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP AB Small Cap Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.15%	0.15%(1)
Total Annual Fund Operating Expenses	0.88%	1.13%
(1)Estimated for current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is managed by AllianceBernstein L.P. (“AllianceBernstein”) under a sub-advisory agreement with the Adviser. The Portfolio invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller capitalization companies. For these purposes, “smaller capitalization companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of March 31, 2025, there were approximately 3,118 smaller companies, and those smaller capitalization companies had market capitalizations ranging up to approximately $34.5 billion. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.
The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies.

In managing the Portfolio, AllianceBernstein diversifies between portions, or “sleeves”, of the Portfolio that utilize active and passive strategies. The Portfolio targets a strategic allocation of 50% of the Portfolio’s net assets to an actively managed sleeve, with the remaining 50% managed in a passive strategy that seeks to track the performance of an unmanaged securities index. The active and passive sleeves are rebalanced back to target weights should they exceed pre-defined thresholds.
Active Sleeve: The Portfolio’s active sleeve utilizes a US Small Cap Growth strategy. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.
When selecting securities, AllianceBernstein typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, AllianceBernstein combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.
The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants, which are instruments that entitle the holder to purchase an equity security at a specific price for a specific period of time.
The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.
AllianceBernstein will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.
Passive Sleeve: The Portfolio’s passive component seeks to track the S&P SmallCap 600® Index (the “Index”) using a representative sampling of Index constituents, and rebalances on a quarterly basis on or about the same dates that the Index rebalances. The Index seeks to measure the small-cap segment of the US equity market and track companies that meet specific index inclusion criteria to ensure they are liquid and financially viable. The Index employs a free-float adjusted market capitalization-weighted approach.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.
Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. A component of the Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.
Tracking Risk — The passive component of the Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.
Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.
Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Warrant and Rights Risk — If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Portfolio loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Portfolio’s interest in the issuing company. The market for such rights is not well developed, and the Portfolio may not always realize full value on the sale of rights.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.
There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.
Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio’s losses.
Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
AllianceBernstein began sub-advising the Portfolio under its current strategy on May 1, 2021. Prior to May 1, 2021, the Portfolio was sub-advised by Janus Henderson Investors U.S. LLC, using different strategies. Performance returns shown below for periods prior to May 1, 2021 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP AB Small Cap Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 30.57%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.35%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP AB Small Cap Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP AB Small Cap Portfolio	13.82%	6.63%	8.13%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell 2000® Index**	11.54%	7.40%	7.82%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 2000® Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub- adviser of the Portfolio. Joshua Lisser, Head of Index Strategies at AllianceBernstein, and Samantha S. Lau, CFA Co-Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, have been Portfolio Managers of the Portfolio since May 2021.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP AB Mid Cap Core Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.71%	0.72%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.20%	0.20%(1)
Total Annual Fund Operating Expenses	0.91%	1.17%
(1)Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is managed by AllianceBernstein L.P. (“AllianceBernstein”) under a sub-advisory agreement with the Adviser. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of mid- capitalization companies with public stock market capitalization (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Index at the time of investment. As of March 31, 2025 the capitalization range of the Russell Midcap® Index was between $272.6 million and $189.81 billion. Because the Portfolio’s definition of mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define mid-capitalization companies using a different classification system.

In managing the Portfolio, AllianceBernstein diversifies between portions, or “sleeves”, of the Portfolio that utilize active and passive strategies. The Portfolio targets a strategic allocation of 50% of the Portfolio’s net assets to an actively managed sleeve, with the remaining 50% managed in a passive strategy that seeks to track the performance of the Russell Midcap® Index, an unmanaged securities index, although the allocation may range between 35% - 65%, with the objective of achieving a style balanced portfolio with attractive risk adjusted returns relative to its benchmark, the Russell Midcap® Index, over full market cycles. The active and passive sleeves are rebalanced back to target weights should they exceed pre-defined thresholds.
Active Sleeve: The Portfolio’s active sleeve is comprised of two components, a US Mid-Cap Growth strategy and a US Mid-Cap Value strategy that are periodically rebalanced back to target weights should they exceed pre-defined thresholds.
US Mid-Cap Growth: The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.
When selecting securities, AllianceBernstein typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, AllianceBernstein combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.
US Mid-Cap Value: The Portfolio invests in companies that are determined by AllianceBernstein to be undervalued, using AllianceBernstein’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.
In selecting securities for the Portfolio, AllianceBernstein looks for companies with attractive valuation (for example, with attractive price to free cash flow ratios) and compelling success factors (for example capital discipline and return on equity). AllianceBernstein uses this information to calculate an expected return and ranking. The rankings are used to determine prospective candidates for possible addition to the portfolio. Typically, AllianceBernstein focuses its research on the most attractive 40% of the universe.
AllianceBernstein typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. AllianceBernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.
Generally, a security is sold when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.
AllianceBernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid- capitalization companies.
Passive Sleeve: The Portfolio’s passive component seeks to track the Russell Midcap® Index (the “Index”) using a representative sampling of Index constituents, and rebalances annually on the same schedule as the Index, as well as quarterly to add eligible IPOs, also on the same schedule as the Index. The Index seeks to measure the mid-cap segment of the US equity market and employs a free-float adjusted market capitalization-weighted approach.
Derivatives
The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights and warrants, which are instruments that entitle the holder to purchase an equity security at a specific price for a specific period of time.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.
Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. A component of the Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.
Tracking Risk — The passive component of the Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.
Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.
Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.
Warrant and Rights Risk — If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Portfolio loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Portfolio’s interest in the issuing company. The market for such rights is not well developed, and the Portfolio may not always realize full value on the sale of rights.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.
Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio’s losses.
Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
AllianceBernstein began sub-advising the Portfolio under its current strategy effective May 1, 2021. Prior to December 2009, this Portfolio was sub-advised by RS Investment Management Co. LLC. From December 2009 through April 30, 2018, the Portfolio was sub-advised by Goldman Sachs Asset Management L.P. From May 1, 2018 through April 30, 2021, the Portfolio was sub-advised by Janus Henderson Investors U.S. LLC. Performance returns shown below for periods prior to May 1, 2021 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP AB Mid Cap Core Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.09%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.09%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP AB Mid Cap Core Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP AB Mid Cap Core Portfolio	14.21%	7.36%	8.74%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell Midcap® Index**	15.34%	9.92%	9.63%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell Midcap® Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub- adviser of the Portfolio. Joshua Lisser, Head of Index Strategies at AllianceBernstein, Samantha S. Lau. CFA, Co-Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, James MacGregor, CFA, Chief Investment Officer for US Small and Mid Cap Value Equities and Head of US Value Equities at AllianceBernstein, and Erik Turenchalk, CFA, Portfolio Manager, US Small and Mid Cap Value Equities at AllianceBernstein, have been portfolio managers of the Portfolio since May 2021.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP S&P 500® Index Portfolio
Investment Objective
Seeks total return approximating that of the Standard & Poor's 500® Index (the “Index”) at a risk level consistent with that of the Index.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.04%	0.04%(1)
Total Annual Fund Operating Expenses	0.38%	0.63%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities of companies that are included in the Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index.
The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.
The Portfolio attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio attempts to hold approximately the same number of stocks as are in the Index.

The market capitalization of the Index as of March 31, 2025 ranged from $5.31 billion to $3.34 trillion.
The portfolio managers will sell a security in order to adjust the Portfolio to changes in the composition of the Index.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

TABLE I
AVIP S&P 500® Index Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.46%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -19.68%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP S&P 500® Index Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP S&P 500® Index Portfolio	24.57%	14.09%	12.65%
S&P 500® Index	25.02%	14.53%	13.10%
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Navid Sohrabi, CFA, has been a Senior Portfolio Manager since December 2023 and was a Portfolio Manager from August 2019 to December 2023. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Chris Toth, CFA, has been a Portfolio Manager since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022. John Cicci, CFA, and James Love, CFA, have been Assistant Portfolio Managers of the Fund since December 2024.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP Federated High Income Bond Portfolio
Investment Objective
Seeks high current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other expenses	0.13%	0.13%(1)
Total Annual Fund Operating Expenses	0.86%	1.01%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a sub-advisory agreement with the Adviser.

Lower-rated debt securities typically have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.
Fixed income securities in which the Portfolio invests may include bonds, debentures, notes and zero-coupon securities. The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.
The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets, without limitation, in foreign securities, including those not publicly traded in the United States and emerging market debt securities, as defined by Bloomberg’s classification standards.
The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale.
Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Liquidity Risk — The fixed-income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio could incur losses. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
TABLE I
AVIP Federated High Income Bond Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 10.24%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was –12.71%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Federated High Income Bond Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Federated High Income Bond Portfolio	6.45%	3.45%	4.60%
ICE BofA US Broad Market Index*	1.47%	(0.34)%	1.37%
ICE BofA U.S. High Yield Constrained Index**	8.20%	4.03%	5.08%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the ICE BofA U.S. High Yield Constrained Index to the ICE BofA US Broad Market Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Federated Investment serves as the investment sub- adviser for the Portfolio. Mark Durbiano, CFA, a Senior Vice President, Senior Portfolio Manager, and Co-Head of the Domestic High Yield Group of Federated Investment, has been a portfolio manager of the Portfolio since 2004. Kathryn Glass, CFA, a Senior Vice President, Senior Portfolio Manager, and Co-Head of the Domestic High Yield

Group of Federated Investment, has been a portfolio manager of the Portfolio since 2021. Thomas Scherr, Vice President, Portfolio Manager, and Senior Investment Analyst of Federated Investment, has been a portfolio manager of the Portfolio since 2025. Randal Stuckwish, CFA, Vice President, Portfolio Manager, and Senior Investment Analyst of Federated Investment, has been a portfolio manager of the Portfolio since 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Advantage Large Cap Value Portfolio
Investment Objective
Seeks growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.07%	0.07%(1)
Total Annual Fund Operating Expenses	0.74%	0.99%
(1)Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in common stocks of publicly traded U.S. large capitalization value companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous 12 months).
The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large capitalization securities in a disciplined manner, by using return forecast models that incorporate quantitative analysis. These proprietary forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek by over- and under-weighting particular equities.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk – A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor value-oriented stocks. Instead, it might favor growth stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Model Risk – The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Large-Cap Company Risk – Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Issuer Risk – The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Value Strategy Risk – Value stocks may be appropriately priced by the market, and any perceived undervaluation may not be corrected by subsequent market movements. Share prices may even decrease in value.
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From January 2004 through December 5, 2019, the Portfolio was sub-advised by Federated Equity Management Company of Pennsylvania (“Federated Equity”) using a different strategy. Performance returns shown below for periods prior to December 5, 2019 are those of Federated Equity and are not indicative of returns of the current strategy or sub-adviser.
TABLE I

AVIP BlackRock Advantage Large Cap Value Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.38%. That was the quarter ended on December 31, 2020. The lowest return for a quarter was -25.81%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Advantage Large Cap Value Portfolio	15.76%	9.20%	8.42%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell 1000® Value Index**	14.37%	8.68%	8.49%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 1000® Value Index to the S&P 500 Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the Portfolio since December 2019.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP Nasdaq-100® Index Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.06%	0.06%(1)
Total Annual Fund Operating Expenses	0.43%	0.68%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests more than 80% of the Portfolio’s net assets (plus borrowings for investment purposes, if any) in the common stocks of companies that are included in the Nasdaq-100® Index (the “Index”). In seeking to track the Index, the sub-adviser attempts to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically in accordance with the quarterly scheduled index share adjustment procedures of the Index, and as warranted by the Portfolio’s cash flow activity. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.
The Portfolio operates as a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest, overall, in a smaller number of issuers than a diversified fund. The Portfolio does not attempt to hold all of the stocks represented in the Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the national market tier of the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the Portfolio can replicate the Index without owning all 100 stocks. The market capitalization of the Index as of March 31, 2025, ranged from $14.24 billion to $3.34 trillion.

The Portfolio currently attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio will attempt to hold approximately the same number of stocks as are in the Index.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Non-Diversification Risk — The Portfolio is a non-diversified fund. This Portfolio is not limited by the diversification standards that restrict the other Portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100® Index each comprises substantially more than 5% of the market value of the Index. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.
Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
TABLE I
AVIP Nasdaq-100® Index Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 30.15%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -22.38%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Nasdaq-100® Index Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Nasdaq-100® Index Portfolio	25.37%	19.72%	18.02%
S&P 500® Index*	25.02%	14.53%	13.10%
Nasdaq-100® Index**	25.88%	20.18%	18.53%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Nasdaq-100® Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Navid Sohrabi, CFA, has been a Senior Portfolio Manager since December 2023 and was a Portfolio Manager from August 2019 to December 2023. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio

Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Chris Toth, CFA, has been a Portfolio Manager since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022. John Cicci, CFA, and James Love, CFA, have been Assistant Portfolio Managers of the Fund since December 2024.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Advantage Large Cap Core Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.06%	0.06%(1)
Total Annual Fund Operating Expenses	0.70%	0.95%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of the 1,000 largest publicly traded U.S. companies, as compared to the capitalization range of the Russell 1000 Index.
The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP BlackRock Advantage Large Cap Core Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.45%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -21.95%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP BlackRock Advantage Large Cap Core Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Advantage Large Cap Core Portfolio	26.27%	14.06%	11.97%
S&P 500® Index	25.02%	14.53%	13.10%
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Advantage Small Cap Growth Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.77%	0.77%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.10%	0.10%(1)
Total Annual Fund Operating Expenses	0.87%	1.12%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in common stocks of small capitalization growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous 12 months). The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019.

BlackRock seeks to pursue the Portfolio’s investment objective by investing primarily in common stock, focusing on small capitalization companies that BlackRock believes have above average prospects for earnings growth. BlackRock invests in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.
The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.
Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP BlackRock Advantage Small Cap Growth Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
TABLE II
AVIP BlackRock Advantage Small Cap Growth Portfolio – Average Annual Total Returns

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 31.38%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.58%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Advantage Small Cap Growth Portfolio	10.29%	6.50%	7.80%
S&P 500® Index *	25.02%	14.53%	13.10%
Russell 2000® Growth Index**	15.15%	6.86%	8.09%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 2000® Growth Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP S&P MidCap 400® Index Portfolio
Investment Objective
Seeks total return approximating that of the Standard & Poor's MidCap 400® Index (the “Index”) including reinvestment of dividends, at a risk level consistent with that of the Index.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.05%	0.05%(1)
Total Annual Fund Operating Expenses	0.40%	0.65%
(1)Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities that are included in the Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.
The Portfolio attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio attempts to hold approximately the same number of stocks as are in the Index. The market capitalization of the index as of March 31, 2025 ranged from $1.18 billion to $18.5 billion.

Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio and was managed by First Trust Advisors L.P.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.
Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
Geode began sub-advising the Portfolio under its current strategy on December 19, 2016. From the Portfolio’s inception through December 18, 2016, the Portfolio was managed by First Trust Advisors L.P. using a different strategy. Performance returns shown below for periods prior to December 19, 2016 are those of First Trust Advisors L.P. and are not indicative of returns of the current strategy or sub-adviser.

TABLE I
AVIP S&P MidCap 400® Index Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.28%. That was the quarter ended on December 31, 2020. The lowest return for a quarter was -29.77%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP S&P MidCap 400® Index Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP S&P MidCap 400® Index Portfolio	13.43%	9.81%	8.06%
S&P 500® Index*	25.02%	14.53%	13.10%
S&P MidCap 400® Index**	13.93%	10.34%	9.68%

*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the S&P MidCap 400® Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Navid Sohrabi, CFA, has been a Senior Portfolio Manager since December 2023 and was a Portfolio Manager from August 2019 to December 2023. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Chris Toth, CFA, has been a Portfolio Manager since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022. John Cicci, CFA, and James Love, CFA, have been Assistant Portfolio Managers of the Fund since December 2024.

Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP BlackRock Advantage Large Cap Growth Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.05%	0.05%(1)
Total Annual Fund Operating Expenses	0.71%	0.96%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in common stocks of large capitalization U.S. growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous 12 months). From time to time the Portfolio may also have substantial positions in securities of foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019.
BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
The Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. The Portfolio may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity, a currency or an index. The derivatives that the Portfolio intends to use are futures contracts, which may include financial and currency futures, and options on such futures.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Model Risk — The Portfolio seeks to pursue its investment objective by using proprietary models that incorporate quantitative analysis. Investments selected using these models may perform differently than as forecasted due to the factors incorporated into the models and the weighting of each factor, changes from historical trends, and issues in the construction and implementation of the models (including, but not limited to, software issues and other technological issues). There is no guarantee that BlackRock’s use of these models will result in effective investment decisions for the Portfolio.
Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.
Risk of Investing in the United States — A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2007 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.
TABLE I
AVIP BlackRock Advantage Large Cap Growth Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.61%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -21.83%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP BlackRock Advantage Large Cap Growth Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP BlackRock Advantage Large Cap Growth Portfolio	31.07%	16.13%	13.93%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell 1000® Growth Index**	33.36%	18.96%	16.78%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 1000® Growth Index to S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Senior Managing Director of BlackRock, and Travis Cooke, CFA, a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

AVIP Constellation Dynamic Risk Balanced Portfolio
Investment Objective
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.06%	0.06%(1)
Acquired Fund Fees & Expenses*	0.03%	0.03%(1)
Total Annual Fund Operating Expenses	0.88%	1.13%
(1) Estimated for the current fiscal year.
*Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 159% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is actively managed by Constellation Investments, Inc. (“CINV” or “Adviser”), and operates pursuant to a fund-of-funds structure. CINV invests the Portfolio’s assets in a balanced portfolio of equity and fixed income investments and achieves its target allocation through investments in unaffiliated, actively and passively managed U.S. exchange traded funds (“ETFs”), individual securities and derivatives. The Portfolio’s allocation is monitored on a daily basis.
Under normal market conditions, through investment in ETFs, individual securities and derivatives, the Portfolio invests 30-65% of Portfolio assets in equity investments, and at least 25% of Portfolio assets in fixed-income investments and cash equivalents. The equity ETFs in which the Portfolio may invest include ETFs that invest in, among other things, common stock of large, mid and small capitalization companies.

The fixed income ETFs in which the Portfolio may invest include ETFs that invest in, among other things, corporate debt securities, U.S. Government and Agency obligations, mortgage-backed securities, structured securities, credit default swap index (“CDX”) tranches and short-term securities. The fixed income investments in which the Portfolio may invest are not limited by maturity or duration and may include junk bonds, equity tranches and collateralized debt obligations. The Portfolio may also invest directly in individual securities of, and derivatives with exposure to, any of the foregoing asset classes.
U.S. Government Obligations are bonds issued by the US Treasury and Agency Obligations are bonds issued by a U.S. Government Agency. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private companies. Mortgage-Related securities are securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. A type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. These securities may be rated investment grade or below investment grade and the Portfolio’s investments may vary from the most senior equity tranche in the capital structure to the most junior equity tranche. Structured securities collateralized by an underlying pool of assets such as loans, leases, or receivables. A CDX is an equally-weighted index of credit default swaps designed to track a segment of the credit market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides investors with exposure to specific issuers of certain debt instruments. Standardized CDX tranches are created and administered by IHS Markit. Investment in CDX tranches provides exposure to certain segments of the CDX’s potential loss distribution, and credit events affect the tranches according to the seniority of the tranche in the loss distribution. The Portfolio may have exposure to any tranche of a CDX, including the lowest level tranche which is referred to as the equity or “first loss” tranche.
In choosing ETF investments, the portfolio managers use a “top down” approach. In other words, the portfolio managers consider factors such as GDP growth, corporate profitability, inflation expectations, monetary policy and macroeconomic factors, among other things, that could broadly affect a given asset class or ETF. In choosing individual securities, the portfolio managers apply a “bottom up” approach. In other words, the portfolio managers look at investments one at a time to determine if an investment is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.
CINV also employs a variety of risk management techniques, including hedging, in its strategy, primarily by investing directly in derivative instruments. CINV attempts to reduce the volatility of the Portfolio’s return by using techniques designed to limit downside exposure during periods of equity market declines, and to limit upside exposure during periods of equity market increases. The derivative instruments in which the Portfolio may invest primarily include “long” and “short” positions in futures, options and swap contracts.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth- oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund. A passively managed ETF will typically not sell or remove a holding despite its current or projected underperformance unless it is removed from the index.
Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Generally, investors may be able to invest directly in ETFs and may not need to invest through a fund. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Risk Management Strategy Risk — While the Portfolio will invest in derivatives to implement its risk management strategy, there can be no assurance that the strategy will work as intended. Derivative instruments may not provide an effective hedge of the underlying securities or indexes because changes in the prices of derivative instruments may not track those of the securities or indexes that they are intended to hedge. The Portfolio’s performance could be worse than if the Portfolio had not employed its risk management strategy. Use of derivative instruments could reduce, instead of enhance, the risk adjusted return of the Portfolio and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As a seller of a call option, the Portfolio receives a premium, but if the underlying security or index rises above the option strike price, the Portfolio’s upside performance is limited. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. As a seller of a put option, the Portfolio receives a premium, but if the underlying security or index falls below the option strike price, the Portfolio’s performance will be negatively affected. Losses on the sale of a put option are unlimited. There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.
Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio's losses.
CDX Tranche Risk —The equity tranche, the riskiest tranche of a CDX, has exposure to the first losses experienced by the basket of issuers of debt instruments to which the CDX provides exposure. The mezzanine and senior CDX tranches are higher in the capital structure but may also be exposed to losses in value. Investment in a CDX is subject to liquidity risk, credit risk and counterparty risk. CDX tranches may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and exhaustion of subordinate tranches, market anticipation of defaults and investor aversion to CDX securities as a class.
High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.
Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the risk management strategy of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and ALIC (with its affiliates, “AuguStar Life”). Shares of the Portfolio are offered only to the separate accounts of AuguStar Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. AuguStar Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which AuguStar Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, AuguStar Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, AuguStar Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.
Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S.

government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage- backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Asset-Backed Securities Risk — These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non- payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Portfolio. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad- based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
Constellation Investments, Inc. began advising the Portfolio under its current strategy without a sub-adviser on November 25, 2024. From May 1, 2020 through November 25, 2024, the Portfolio was sub-advised by AllianceBernstein L.P. (“AllianceBernstein”) using a different strategy. From May 1, 2014 through April 30, 2020, the Balanced Component of the Portfolio was sub-advised by Janus Henderson Investors US LLC (“Janus”) and the Risk Management Component of the Portfolio was sub-advised by AnchorPath Financial, LLC (“AnchorPath”), using different strategies. Performance returns shown below for those periods prior to November 25, 2024, during which the Portfolio was sub-advised by AllianceBernstein, Janus and AnchorPath are not indicative of returns of the current strategy.
TABLE I
AVIP Constellation Dynamic Risk Balanced Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
Since inception, the Portfolio’s highest return for a quarter was 11.91%. That was the quarter ended on December 31, 2023. The lowest return for a quarter was -11.12%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Constellation Dynamic Risk Balanced Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	Since 5/1/14
AVIP Constellation Dynamic Risk Balanced Portfolio	12.51%	6.67%	7.53%
S&P 500® Index*	25.02%	14.53%	13.10%
55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index**	13.95%	7.92%	7.95%
*
Primary benchmark.
**
Secondary Benchmark. The return information shows how the Portfolio’s performance compares with the returns of a securities index with similar investment objectives.
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Additional Information About the Fund
In addition to the information included in the above summary sections, further information about the Fund and its Portfolios is provided below.
Investment Objectives
The investment objective of each Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective. The investment objective and the principal investment strategies of each Portfolio are disclosed above.
Certain Investments and Related Risks
The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.
Temporary Defensive Measures
Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. High portfolio turnover may result in lower investment returns based on increased brokerage expenses.
Primary Investments
The following investment policies are non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in any of these specified policies.
Each of the following Portfolios, under normal circumstances, invests at least 80% of net assets, plus borrowings for investment purposes, if any, in the type of securities reflected in the name of the Portfolio and/or as described in the respective Portfolio’s Principal Investment Strategies: AVIP Bond Portfolio (bonds), AVIP BlackRock Advantage International Equity Portfolio (non-U.S. equity securities and equity-like instruments of companies included in or similar to those included in the MSCI EAFE Index (Net-USD)), AVIP Fidelity Institutional AM® Equity Growth Portfolio (equity securities of companies of any market capitalization), AVIP AB Small Cap Portfolio (common stocks of small capitalization companies), AVIP AB Mid Cap Core Portfolio (common stocks of medium capitalization companies), AVIP Federated High Income Bond Portfolio (corporate debt obligations commonly referred to as “junk bonds”), AVIP S&P 500® Index Portfolio (common stocks and other securities of companies included in the S&P 500® Index), AVIP S&P MidCap 400® Index Portfolio (common stocks and other securities of companies included in the S&P MidCap 400® Index), AVIP Nasdaq-100® Index Portfolio (common stocks of companies included in the Nasdaq-100® Index), AVIP BlackRock Advantage Large Cap Core Portfolio (common stocks of large capitalization U.S. companies), AVIP BlackRock Advantage Small Cap Growth Portfolio (common stocks of small capitalization U.S. companies), AVIP BlackRock Advantage Large Cap Growth Portfolio (common stocks of large capitalization U.S. companies) and AVIP BlackRock Advantage Large Cap Value Portfolio (common stocks of large capitalization value companies).
The AVIP BlackRock Balanced Allocation Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities. The AVIP Constellation Dynamic Risk Balanced Portfolio normally invests at least 30-65% of its assets in equity securities and at least 25% of its assets in fixed-income securities.
With respect to each of the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and the AVIP Nasdaq-100® Index Portfolio, the Portfolio’s return may not match the return of the Index for a number of reasons, including the following: incurring operating expenses not applicable to the Index, including when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index; the use of representative sampling may cause the Portfolio’s tracking error with respect to the Index to be higher than would be the case if the Portfolio purchased all of the securities in the Index; the performance of the Portfolio and the Index may vary due to asset valuation differences; and there may be differences between the Portfolio’s portfolio and the Index as a result of legal restrictions (e.g., tax diversification requirements), cost or liquidity constraints. Liquidity constraints also may delay the Portfolio’s purchase or sale of securities included in the Index.

Market and Geopolitical Risk
A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth- oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.
Armed conflicts, the responses and sanctions by other countries and the potential for wider conflicts can have adverse effects on regional and global economies and may strain global supply chains and negatively impact global growth and inflation.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty. Similarly, conflict, loss of life, and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have broad ranging market effects, such as boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals, as well as significant negative impacts on and increased volatility in the financial markets for certain securities and commodities, such as oil and natural gas. The effects of these events and the resultant effects on the Portfolio cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Portfolio.
Risk of Investing in the United States
A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Portfolio Managers’ Determination to Sell a Security
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

High Portfolio Turnover
High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a Portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other Portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.
The AVIP AB Small Cap Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, and AVIP Constellation Dynamic Risk Balanced Portfolio experienced portfolio turnover of 100% or greater during the fiscal year ended December 31, 2024.
Smaller Capitalization Companies (Principal Strategy for AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP BlackRock Advantage Small Cap Growth and AVIP S&P MidCap 400® Index Portfolios only)
For the above referenced Portfolios “small capitalization” and “medium capitalization” is defined as provided in the summary disclosure earlier in this prospectus. Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in a Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.
Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.
Foreign Investments (Principal Strategy for AVIP Bond, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP Federated High Income Bond and AVIP BlackRock Advantage Large Cap Growth Portfolios only)
Foreign securities are securities of issuers based outside the United States. These include issuers:
●
that are organized under the laws of, or have a principal office in, another country; or
●
that have the principal trading market for their securities in another country; or
●
that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:
●
changes in currency rates;
●
currency exchange control regulations;
●
seizure or nationalization of companies or their assets;
●
political or economic instability;
●
unforeseen taxes, duties or tariffs;
●
difficulty in obtaining or interpreting financial information under foreign accounting standards;
●
trading in markets that are less efficient than in the U.S.;
●
lack of information regarding securities issuers;
●
imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

●
reversion to closed markets or controlled economies;
●
national economies based on a few industries or dependent on revenue from certain commodities;
●
local economies and/or markets vulnerable to global conditions;
●
volatile inflation rates and debt burdens; and
●
less regulatory protection.
These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.
Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a position at all. An inability to sell a position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to meet cash obligations or take advantage of other investment opportunities.
These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility.
In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.
The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges. This may adversely impact a Portfolio’s performance.
Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.
Sovereign Debt (Principal Strategy for the AVIP Bond Portfolio only)
Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Convertible Securities (Principal Strategy for AVIP BlackRock Advantage International Equity and AVIP Federated High Income Bond only)
Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.
As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.
Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.
Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.
Use of Derivatives (Principal Strategy for AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP S&P MidCap 400® Index, AVIP Nasdaq-100® Index, and AVIP BlackRock Advantage Large Cap Growth only)
The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above. Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
Options (Principal Strategy for AVIP AB Small Cap, AVIP AB Mid Cap Core, and AVIP Constellation Dynamic Risk Balanced Portfolios only)
An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.
A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.
Futures and Options on Futures (Principal Strategy for AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP S&P MidCap 400® Index, and AVIP Nasdaq-100® Index only)
Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a Portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Portfolio, to protect against possible changes in interest rates, or to generate income or gain for a Portfolio.
The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.
Foreign Currency Forwards
In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The AVIP BlackRock Advantage International Equity Portfolio, AVIP Constellation Dynamic Risk Balanced Portfolio, and AVIP Federated High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.
A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.
When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.
It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, a Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, a Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.
Swaps (Principal Strategy for AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP Federated High Income Bond, and AVIP Constellation Dynamic Risk Balanced Portfolios only)
The AVIP AB Small Cap Portfolio, the AVIP AB Mid Cap Core Portfolio, the AVIP S&P 500® Index Portfolio, the AVIP S&P MidCap 400® Index Portfolio, the AVIP Nasdaq-100® Index Portfolio, and the AVIP Federated High Income Bond Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Rights and Warrants (Principal Strategy for AVIP AB Small Cap and AVIP AB Mid Cap Core Portfolios only)
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Debt Securities (Principal Strategy for AVIP Bond, AVIP BlackRock Balanced Allocation, and AVIP Federated High Income Bond Portfolios only)
Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.
The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.
All Portfolios may invest without restriction as to issuer and maturity. The AVIP Federated High Income Bond Portfolio and AVIP Constellation Dynamic Risk Balanced Portfolio may invest without restriction as to credit quality. The AVIP BlackRock Balanced Allocation Portfolio and AVIP Bond Portfolio will invest in bonds that are rated at least Baa3 by Moody's Investors Service (“Moody’s”) or BBB-by Standard and Poor’s Rating Group (“S&P”).
Lower-Rated Debt Securities (Principal Strategy for AVIP Federated High Income Bond and AVIP Constellation Dynamic Risk Balanced Portfolios only)
Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s value more volatile and it could limit a Portfolio’s ability to sell its securities at prices approximating the values that Portfolio had placed on such securities. If there is no liquid trading market for its securities, a Portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.
Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of a Portfolio’s securities generally will not affect cash income derived from such securities, but will affect the Portfolio’s net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or sub-adviser will monitor the investment to determine if continuing to hold the security will meet the Portfolio’s investment objective.
Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower- rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or adverse changes in the issuer’s financial condition, it may be harder for a Portfolio to sell lower-rated securities or the Portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then, they are subject to restrictions on resale as a matter of contract or under securities laws. It may also be harder to determine the fair value of the securities or to compute a Portfolio’s net asset value. In order to enforce its rights in the event of a default, a Portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the Portfolio’s operating expenses and adversely affect the Portfolio’s net asset value. A Portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a Portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.
A Portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
S&P Lower Bond Ratings (Principal Strategy for AVIP Federated High Income Bond Portfolio only)
Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.
BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D”
rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.
Loans (Principal Strategy for AVIP Federated High Income Bond Portfolio only)
Investments in loans may include various commercial loans, including bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below. In addition, loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans in which a Portfolio invests, a Portfolio relies on the Adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio. Loan instruments also may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to a Portfolio and, if a Portfolio’s exposure to such investments is substantial, could impair a Portfolio’s ability to meet shareholder redemptions in a timely manner. In the event any loan instruments take longer than seven days to settle, it is anticipated that such redemptions would be covered with other liquid assets in a Portfolio, with such redemptions typically to be covered by cash holdings. Liquid high yield bonds may also be utilized if necessary. Additionally, loan instruments may not be considered securities and therefore may not be afforded the protections of the securities laws.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Restricted Securities (Principal Strategy for AVIP Federated High Income Bond Portfolio only)
Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Board of Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.
Zero-Coupon and Pay-in-kind Debt Securities (Principal Strategy for AVIP Federated High Income Bond Portfolio only)
Zero-coupon securities (or “step-ups”) in which a Portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a Portfolio investing in zero- coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.
Additional Information Regarding Security Selection
As part of the analysis in its security selection process for the AVIP Federated High Income Bond Portfolio, among other factors, Federated Investment also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund  may invest. Federated Investment may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific sectors or issuers  securities but it may be used by Federated Investment as an additional input in its primary analysis.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

Fund Management
The Adviser is a subsidiary of ONLH Holdings, LP, which is the indirect parent company of AuguStar® Life Insurance Company (“ALIC”). The Adviser uses ALIC’s investment personnel and administrative systems. As such, the personnel of the Adviser are employees of ALIC who provide investment services to the Adviser. The Adviser has no employees of its own. The Adviser is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ALIC.
ALIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ALIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.
A discussion regarding the basis for the Board of Directors approving the renewal of the advisory agreement is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2024.
Investment Advisory Fees
As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid.
In 2024, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

AVIP Bond Portfolio	0.54%
AVIP BlackRock Balanced Allocation Portfolio	0.50%
AVIP BlackRock Advantage International Equity Portfolio	0.71%
AVIP Fidelity Institutional AM® Equity Growth Portfolio	0.67%
AVIP AB Small Cap Portfolio	0.73%
AVIP AB Mid Cap Core Portfolio	0.72%
AVIP S&P 500® Index Portfolio	0.34%
AVIP Federated High Income Bond Portfolio	0.73%
AVIP BlackRock Advantage Large Cap Value Portfolio	0.67%
AVIP Nasdaq-100® Index Portfolio	0.37%
AVIP BlackRock Advantage Large Cap Core Portfolio	0.64%
AVIP BlackRock Advantage Small Cap Growth Portfolio	0.77%
AVIP S&P MidCap 400® Index Portfolio	0.35%
AVIP BlackRock Advantage Large Cap Growth Portfolio	0.66%
AVIP Constellation Dynamic Risk Balanced Portfolio	0.79%
Management of Portfolios
The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.
Sachin Jain is President of the Adviser. He is portfolio manager of the AVIP Bond Portfolio, the AVIP Constellation Dynamic Risk Balanced Portfolio and co-portfolio manager of the fixed-income component of the AVIP BlackRock Balanced Allocation Portfolio. Mr. Jain joined ALIC as Senior Vice President in October 2023 and has been Senior Vice President and Chief Investment Officer since February 2024. Prior to joining ALIC, Mr. Jain was a Portfolio Manager at Tilden Park Capital Management LP, where he served from 2020 to 2023. Mr. Jain was also a Portfolio Manager at Point72 Asset Management LP from 2018 to 2020. Prior to that, he served as a Portfolio Manager at Hutchinhill Portfolio Management LLC from 2016 to 2018 and as a Portfolio Manager at DW Partners LP from 2009 to 2016. He has also worked for Brevan Howard US Asset Management LP, Morgan Stanley and Amaranth LLC. Mr. Jain holds a Master of Science in Financial Mathematics from Stanford University, California and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology, Delhi.
Mark W. Kehoe serves as co-portfolio manager for the AVIP Bond Portfolio, AVIP BlackRock Balanced Allocation Portfolio (Fixed Income Portion), and AVIP Constellation Dynamic Risk Balanced Portfolio. Mr. Kehoe has been a portfolio manager for each portfolio since June 2, 2025. Prior to joining the Adviser, Mr. Kehoe was a portfolio manager at MacKayShields, a New York Life Investments Company where he served from 2019 to 2025. Mr. Kehoe was also previously a Senior Credit Research Analyst at Goldman Sachs & Co. LLC from 2008 to 2019. Mr. Kehoe began his career at Credit Suisse First Boston in London, building a foundation as an equity research analyst and later at Merrill Lynch in New York. He is an honors economics graduate of the University of Dublin, Trinity College, earned an MBA from the Columbia University School of Business, and is a Chartered Financial Analyst (CFA) charterholder.
The Adviser uses other investment adviser firms as sub-advisers to direct the investments of certain portfolios. The sub- advisers are:
Geode Capital Management, LLC (“Geode”) has managed the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and AVIP Nasdaq-100® Index Portfolio since 2016. Geode is registered as an investment adviser with the SEC. Geode’s principal business address is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110. Geode had approximately $1.38 trillion in discretionary assets under management as of December 31, 2024.
Louis Bottari, Peter Matthew and Navid Sohrabi, CFA, are Senior Portfolio Managers and Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers, and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and AVIP Nasdaq-100® Index Portfolio.
Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.
Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.
Navid Sohrabi, CFA, is a Senior Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.
Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.
Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.
Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.
Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.
Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.
Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.
John Cicci, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Cicci was a Senior Trade Operations Assistant with Geode since 2020. Prior to joining Geode, Mr. Cicci was a Trade Operations Specialist at State Street.
James Love, CFA is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Love was a Manager of Trade and ETF Operations with Geode since 2020. Prior to joining Geode, Mr. Love held positions in investment operations at Arrowstreet Capital and State Street.

FIAM LLC (“FIAM”) has managed the AVIP Fidelity Institutional AM® Equity Growth Portfolio since July 2023. The principal address of FIAM is 900 Salem Street, Smithfield, RI 02917. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC. As of December 31, 2024, FIAM had approximately $270,254,499,790 in discretionary assets under management. Asher Anolic and Jason Weiner are co-portfolio managers of the AVIP Fidelity Institutional AM® Equity Growth Portfolio.
Asher Anolic is a Portfolio Manager. Since joining FIAM in 2008, Mr. Anolic has worked as an analyst and portfolio manager. Mr. Anolic earned his bachelor of arts degree in political science from Vassar College and his master of business administration degree from the Johnson Graduate School of Management at Cornell University.
Jason Weiner is a Portfolio Manager. Since joining FIAM in 1991, Mr. Weiner has worked as an analyst and portfolio manager. Mr. Weiner earned his bachelor of arts degree in political science from Swathmore College.
Federated Investment Management Company (“Federated Investment”) has managed the AVIP Federated High Income Bond Portfolio since January 2004. Prior to that, the Portfolio’s sub-adviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Hermes, Inc. Together with other Federated Hermes affiliates, Federated Investment manages the Federated group of mutual funds. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
The portfolio managers of the AVIP Federated High Income Bond Portfolio are Mark Durbiano, CFA, and Kathryn Glass, CFA.
Mr. Durbiano is a Senior Vice President of Federated Investment. He has also been a Senior Vice President of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982. He is a Chartered Financial Analyst. He has a Bachelor’s degree in economics from Dickinson College and a Master of Business Administration in Finance from the University of Pittsburgh.
Ms. Glass is a Vice President of Federated Investment. Ms. Glass joined Federated Hermes in 1999. She is a Chartered Financial Analyst. She received a B.A. from University of Pittsburgh, an M.A. from Cornell University and an M.S.I.A. from Carnegie Mellon University.
BlackRock Investment Management, LLC (“BlackRock”) has managed the AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio and the equity component of the AVIP BlackRock Balanced Allocation Portfolio since February 1, 2019. BlackRock has managed the AVIP BlackRock Advantage International Equity Portfolio and AVIP BlackRock Advantage Large Cap Value Portfolio since December 6, 2019.
BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock Investment Management, LLC is an indirect, wholly-owned subsidiary and affiliate of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $11.6 trillion in investment company and other portfolio assets under management as of March 31, 2025.
The portfolio managers of the AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, the equity component of the AVIP BlackRock Balanced Allocation Portfolio and AVIP BlackRock Advantage Large Cap Value Portfolio are Raffaele Savi and Travis Cooke, CFA. The portfolio managers of the AVIP BlackRock Advantage International Equity Portfolio are Raffaele Savi, Kevin Franklin and Richard Mathieson.
Raffaele Savi is a Senior Managing Director and the Co-CIO of Active Equity and Co-Head of Systematic Active Equity (SAE) of BlackRock. Mr. Savi’s service with the firm dates back to 2006, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Savi was global head of portfolio management for active equities. Previously, he was head of investments for European active equities. Prior to BlackRock, from January 1998 to January 2005, Mr. Savi was CEO of Capitalia Investment Management and previously CIO of Capitalia Asset Management. From 2002 to 2006, Mr. Savi was Adjunct Professor of Quantitative Finance at the University of Rome. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.

Travis Cooke, CFA is a Managing Director and the Head of the North American strategies within the Systematic Active Equity (SAE) team of BlackRock. Mr. Cooke joined the firm in 1999, which includes his years with BGI. At BGI, Mr. Cooke was a portfolio manager for various developed market strategies within the Alpha Strategies Group. Mr. Cooke earned a BA degree in business economics from the University of California at Santa Barbara in 1998, and an MSc in finance from London Business School in 2008. He is a CFA charterholder.
Kevin Franklin is a Managing Director and a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined the firm in 2010, building on five prior years of service with BGI. He joined BlackRock after a year as head of Automated Trading at Marble Bar Asset Management (“MBAM”) in London, where he was responsible for MBAM’s European systematic equity long-short product. At BGI, his previous roles include head of Portfolio Management for The 32 Capital Fund equity long-short strategy, as well as head of Market Neutral, Europe Active Equities. Prior to joining BGI, Mr. Franklin was a portfolio manager and trader at Horizon Asset Limited. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000.
Richard Mathieson is a Managing Director and a member of the global equities team in BlackRock’s Systematic Active Equity group. Mr. Mathieson’s service with the firm dates back to 2002, including his years with BGI. Prior to rejoining BGI in 2008, Mr. Mathieson was an equity analyst for a specialist investment company focused on European financial stocks. Previously he was with BGI as a senior portfolio manager, where he was responsible for managing both long only and market neutral strategies. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.
AllianceBernstein L.P. (“AllianceBernstein”) has managed the AVIP AB Small Cap Portfolio since May 1, 2021 and the AVIP AB Mid Cap Core Portfolio since May 1, 2021.
AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2024, AllianceBernstein managed approximately $792 billion in assets.
The portfolio managers of the AVIP AB Small Cap Portfolio are Joshua Lisser, Nelson Yu, CFA and Samantha S. Lau, CFA. The portfolio managers of the AVIP AB Mid Cap Core Portfolio are Joshua Lisser, Nelson Yu, CFA, Samantha S. Lau, CFA, James MacGregor, CFA, and Erik Turenchalk, CFA.
Joshua Lisser has been a Portfolio Manager of the AVIP AB Small Cap Portfolio and the AVIP AB Mid Cap Core Portfolio since May 2021. Mr. Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team at AllianceBernstein. He has been with AllianceBernstein since 1992. Prior to joining AllianceBernstein, Mr. Lisser was an Analyst at Equitable Capital Management Corporation. He holds a Bachelor of Arts in Economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and a Master of Business Administration from New York University.
Samantha S. Lau has been a portfolio manager of the AVIP AB Small Cap Portfolio and the AVIP AB Mid Cap Core Portfolio since May 2021. Ms. Lau was named Co-Chief Investment Officer of Small and SMID Cap Growth Equities at AllianceBernstein in October 2014. Previously, she was a portfolio manager/analyst responsible for research and portfolio management for the technology sector of AllianceBernstein’s Small and SMID Cap Growth strategies. Prior to joining AllianceBernstein in 1999, Ms. Lau covered small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, she worked for three years as a healthcare securities analyst in the investment research department of Goldman Sachs. Ms. Lau currently co-chairs the Women’s Leadership Council at AllianceBernstein. She holds a BS (magna cum laude) in finance and accounting from the Wharton School at the University of Pennsylvania, and is a CFA charterholder.
James MacGregor has been a portfolio manager of the AVIP AB Mid Cap Core Portfolio since May 2021. He was appointed Chief Investment Officer of US Small and Mid Cap Value Equities at AllianceBernstein in 2009. In this role, he acts as the lead portfolio manager for AllianceBernstein’s US Small and Mid Cap Value strategies. Mr. MacGregor was appointed Head of US Value Equities for AllianceBernstein in 2019, responsible for all US Value portfolios in the areas of business management and talent development. From 2009 to 2012, he also served as CIO of Canadian Value Equities. From 2004 to 2009, MacGregor was director of research for Small and Mid Cap Value Equities, overseeing coverage of companies for the Small Cap and Small/Mid Cap Value services. He started as a research analyst covering a wide number of sectors for those same services. Prior to joining AllianceBernstein in 1998, Mr. MacGregor was a sell-side research analyst at Morgan Stanley. He also serves as a board member and volunteer for Xavier Mission, a charitable organization that provides basic services and opportunities for empowerment and self-sufficiency to New Yorkers in need. Mr. MacGregor holds a BA in economics from McGill University, an MSc in economics from the London School of Economics and an MBA from the University of Chicago. He is a CFA charterholder.
Erik Turenchalk has been a portfolio manager of the AVIP AB Mid Cap Core Portfolio since May 2021. He was appointed Portfolio Manager for US Small and Mid Cap Value Equities at AllianceBernstein in January 2020. From 2012 to 2019, he was a senior research analyst on the Small and Mid Cap Value team, responsible for covering industrial companies. Mr. Turenchalk was also the global industrials sector leader from 2017 to 2019. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value hedge-fund team. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the Small and Mid Cap Value team. Prior to joining AllianceBernstein, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company. He holds a BS in business administration with a concentration in finance from the University of Connecticut, and is a CFA charterholder.
Sub-advisory Fees
As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers.
Selection of Sub-Advisers
The Adviser selects sub-advisers for portfolios, subject to the approval of the Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All sub-advisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.
A discussion regarding the basis for the Board of Directors approving the renewal of sub-advisory agreements is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2024, and with respect to the AVIP Fidelity Institutional AM® Equity Growth Portfolio, is in the Fund's Form N-CSRS for the fiscal period ended June 30, 2024.
The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the Board of Director's oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than sub-advisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.
The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to ensure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Board of Directors regarding the performance and compliance of each sub- adviser.
Distribution and Shareholder Services Plan

With respect to Class II Shares of the Portfolios, the Portfolios have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Portfolios to pay distribution and shareholder services fees to AuguStar Distributors, Inc. (the “Distributor”). For Class II Shares, the Portfolios will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates (“intermediaries”) for services they provide on behalf of the Portfolios to current and prospective variable contract owners that invest in Class II Shares of the Portfolios. These services may include providing information about the Portfolios, teleservicing support, and delivering Portfolio documents, among others. Payment for these services also may help promote the sale of the Portfolios’ shares.The amount of these distribution and shareholder services fees for Class II Shares may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Class II Shares of the Portfolios over another investment, including other class or portfolio of the Fund.Because the Portfolios pay these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.

Purchase and Redemption of Fund Shares
Portfolio shares are offered only to separate accounts of ALIC, ALAC and NSLAC in connection with their variable annuities and variable life insurance contracts and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.
The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Board of Directors has designated the Adviser as the Fund’s “valuation designee” and delegated to the Adviser, subject to the Board of Directors’ oversight, the responsibility for determining or causing to be determined the value of the Fund’s investments. The Fund’s assets are valued primarily on the basis of readily available market quotations. Certain short- term securities are valued on the basis of amortized cost. If the valuation designee determines that market quotations are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be fair valued by the valuation designee in good faith in accordance with the Fund’s fair value policies and procedures. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the valuation designee believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.
The separate accounts of ALIC, ALAC and NSLAC purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will typically be closed on the preceding Friday or the following Monday, respectively. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a Portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Portfolio’s investments may change on days when Portfolio shares cannot be purchased or redeemed.
Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.
The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
Frequent Purchases and Redemptions of Fund Shares
The Fund, ALIC, ALAC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, ALIC, ALAC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. You will be contacted the next business day by telephone to inform you if your requested transaction has been restricted or otherwise not honored by the insurance company. If cannot be contacted by telephone, you or your representatives will be contacted in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps that may be taken to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.
The first time the contract owner is determined to have traded excessively, ALIC, ALAC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.
Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.
Upon the third instance of excessive trading, ALIC, ALAC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.
Either ALIC, ALAC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.
Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:
●
The number of transfers made in a defined period;
●
The dollar amount of the transfer;
●
The total assets of the portfolios involved in the transfer;
●
The investment objectives of the particular portfolios involved in the transfers; and/or
●
Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.
The various contracts issued by ALIC, ALAC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.
Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ALIC, ALAC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.
Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ALIC, ALAC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of ALIC ALAC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.
This policy may be altered or amended as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by ALIC, ALAC, NSLAC or the Fund.

Dividends, Distributions and Taxes
Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.
Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.
Index Descriptions
Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.
The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.
S&P 500® Index — The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The AVIP S&P 500® Index Portfolio of the Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
S&P MidCap 400® Index — The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market.
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The AVIP S&P MidCap 400® Index Portfolio of the Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.
Nasdaq-100® Index — The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market.
The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). The Adviser has licensed these marks for the use of the AVIP Nasdaq-100® Index Portfolio. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.
ICE BofA U.S. Corporate Index — The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

ICE BofA U.S. Broad Market Index — The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar- denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.
ICE BofA U.S. High Yield Constrained Index — The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.
Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND AUGUSTAR VARIABLE INSURANCE PRODUCTS FUND, INC., OR ANY OF ITS PRODUCTS OR SERVICES.
MSCI EAFE Index (Net-USD) — The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index is available for a number of regions, market segments/sizes and covers approximately 85% of the free-float-adjusted market capitalization in each of the 21 countries.
Russell 1000® Growth Index — The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.
Russell 1000® Value Index – The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.
Russell 2000® Index — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.
Russell 2000® Growth Index — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets.
Russell Midcap® Index – The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
Voting
Since shares of the Fund’s Portfolios are only sold to the separate accounts of insurance companies and to AVIP Model Portfolios, the insurance companies will see voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.
OTHER INFORMATION
Each Portfolio offers Class I Shares and Class II Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.
	Class I Shares	Class II Shares
Rule 12b-1 Distribution and Shareholder Servicing Plan Fee	None	Up to 0.25%

As noted in the table above, Class II Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of a Portfolio’s average daily net assets as described herein. Because the minimum initial investment amount for Class I Shares and Class II Shares is the same and because Class I Shares are not subject to a Rule 12b-1 Plan fee, Class I Shares generally will be a less expensive investment option than Class II Shares.

Class I SharesClass I Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Class I Shares are offered in connection with individual and group flexible premium deferred variable annuity contracts sold prior to January 1, 2026.

Class II SharesClass II Shares are offered for sale at NAV, without the imposition of a sales charge. Class II Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Portfolio attributable to Class II Shares, computed on an annual basis. Class II Shares are offered in connection with individual flexible premium deferred variable annuity contracts expected to be sold after January 1, 2026.
Financial Highlights
The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund  share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Forn N-CSR filed with the Securities and Exchange Commission and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.

Financial Highlights of Augustar Variable Insurance Products Fund, Inc.
For the Five Years Ended December 31, 2024
 Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Bond Portfolio
Year Ended December 31, 2024	$16.95	0.59	(0.17)	0.42	(0.61)	$16.76	2.38%	0.61%	3.72%	0.61%	$247.9	21%
Year Ended December 31, 2023	$16.17	0.62	0.69	1.31	(0.53)	$16.95	8.30%	0.61%	3.64%	0.61%	$224.9	21%
Year Ended December 31, 2022	$19.88	0.58	(3.60)	(3.02)	(0.69)	$16.17	(15.19)%	0.61%	3.11%	0.61%	$221.5	21%
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
AVIP BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2024	$32.57	0.67	5.65	6.32	(1.22)	$37.67	19.50%	0.57%	1.46%	0.57%	$391.2	64%
Year Ended December 31, 2023	$27.36	0.58	5.16	5.74	(0.53)	$32.57	21.13%	0.56%	1.56%	0.56%	$413.4	65%
Year Ended December 31, 2022	$42.43	0.50	(8.21)	(7.71)	(7.36)	$27.36	(18.41)%	0.55%	1.57%	0.55%	$418.7	70%
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
AVIP BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2024	$15.27	0.36	0.62	0.98	(0.41)	$15.84	6.29%	0.86%	1.98%	0.86%	$343.4	153%
Year Ended December 31, 2023	$13.32	0.37	2.11	2.48	(0.53)	$15.27	18.94%	0.89%	2.09%	0.89%	$356.0	153%
Year Ended December 31, 2022	$18.44	0.42	(3.11)	(2.69)	(2.43)	$13.32	(13.47)%	0.89%	2.53%	0.89%	$354.6	134%
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
AVIP Fidelity Institutional AM® Equity Growth Portfolio
Year Ended December 31, 2024*	$15.00	(0.05)	0.45	0.45	(0.13)	$1.83	30.68%	0.79%	(0.28)%	0.79%	$126.0	57%
Year Ended December 31, 2023*	$1.19	–	0.45	0.45	(0.14)	$1.50	39.39%	0.86%	(0.08)%	0.86%	$116.3	98%(a)
Year Ended December 31, 2022*	$36.43	0.02	(11.42)	(11.40)	(23.84)	$1.19	(33.92)%	0.85%	(0.19)%	0.85%	$44.1	51%
Year Ended December 31, 2021*	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020*	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Effective July 29, 2023, the sub-adviser to the AVIP Fidelity Institutional AM® Equity Growth Portfolio changed from Janus Henderson Investors U.S. LLC to FIAM LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2023 than for prior years.
*Effective August 16, 2024, the Fund instituted a reverse share split, whereby shareholders of the Portfolio received one share for every ten shares previously held. Per share amounts for the periods have been adjusted to give effect to the reverse split.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

 Financial Highlights
	Selected per-share data						Ratios and supplemental data
		Operations			Distributions		Ratios to average net assets
							Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP AB Small Cap Portfolio
Year Ended December 31, 2024	$12.46	0.04	1.68	1.72	(0.06)	$14.12	13.82%	0.88%	0.27%	0.88%	$113.5	100%
Year Ended December 31, 2023	$10.63	0.04	1.79	1.83	--	$12.46	17.22%	0.86%	0.31%	0.86%	$117.1	59%
Year Ended December 31, 2022	$42.63	0.01	(11.42)	(11.41)	(20.59)	$10.63	(28.73)%	0.85%	0.07%	0.85%	$113.7	58%
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$169.3	136%(a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$182.5	26%
AVIP AB Mid Cap Core Portfolio
Year Ended December 31, 2024	$29.31	0.16	4.00	4.16	(0.15)	$33.32	14.21%	0.91%	0.40%	0.91%	$76.6	74%
Year Ended December 31, 2023	$25.16	0.17	4.11	4.28	(0.13)	$29.31	17.05%	0.90%	0.55%	0.90%	$80.4	46%
Year Ended December 31, 2022	$62.45	0.14	(14.02)	(13.88)	(23.41)	$25.16	(23.31)%	0.88%	0.53%	0.88%	$77.8	41%
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$104.7	125%(a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$109.2	14%
AVIP S&P 500® Index Portfolio
Year Ended December 31, 2024	$38.84	0.53	8.79	9.32	(3.60)	$44.56	24.57%	0.38%	1.02%	0.38%	$1,204.8	4%
Year Ended December 31, 2023	$32.61	0.48	7.76	8.24	(2.01)	$38.84	25.72%	0.38%	1.31%	0.38%	$1,185.7	12%
Year Ended December 31, 2022	$46.20	0.47	(8.86)	(8.39)	(5.20)	$32.61	(18.42)%	0.38%	1.27%	0.38%	$1,023.6	4%
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
AVIP BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2024	$17.94	0.34	2.48	2.82	(0.70)	$20.06	15.76%	0.74%	1.42%	0.74%	$192.6	74%
Year Ended December 31, 2023	$16.32	0.30	1.85	2.15	(0.53)	$17.94	13.37%	0.74%	1.58%	0.74%	$200.7	91%
Year Ended December 31, 2022	$23.67	0.38	(2.64)	(2.26)	(5.09)	$16.32	(8.97)%	0.73%	1.51%	0.73%	$198.9	94%
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$316.5	150%
(a) Effective May 1, 2021, the sub-adviser to the AVIP AB Small Cap Portfolio and AVIP AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser may have contributed to a higher portfolio turnover rate for the year ended December 31, 2021 than for prior years.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

 Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Federated High Income Bond Portfolio
Year Ended December 31, 2024	$19.06	1.14	0.08	1.22	(1.17)	$19.11	6.45%	0.86%	5.50%	0.86%	$125.2	33%
Year Ended December 31, 2023	$17.97	1.13	1.09	2.22	(1.13)	$19.06	12.68%	0.86%	5.66%	0.86%	$125.3	15%
Year Ended December 31, 2022	$21.58	1.18	(3.65)	(2.47)	(1.14)	$17.97	(11.43)%	0.84%	5.05%	0.84%	$123.6	13%
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
AVIP Nasdaq-100® Index Portfolio
Year Ended December 31, 2024	$17.57	0.09	4.00	4.09	(3.92)	$17.74	25.37%	0.43%	0.41%	0.43%	$269.7	12%
Year Ended December 31, 2023	$12.46	0.10	6.53	6.63	(1.52)	$17.57	54.44%	0.43%	0.52%	0.43%	$262.7	22%
Year Ended December 31, 2022	$28.58	0.08	(8.66)	(8.58)	(7.54)	$12.46	(32.57)%	0.43%	0.46%	0.43%	$208.5	9%
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
AVIP BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2024	$32.03	0.31	8.03	8.34	(1.24)	$39.12	26.27%	0.70%	0.66%	0.70%	$329.4	71%
Year Ended December 31, 2023	$25.79	0.32	6.31	6.63	(0.40)	$32.02	25.84%	0.69%	0.89%	0.69%	$329.3	82%
Year Ended December 31, 2022	$44.84	0.30	(8.89)	(8.59)	(10.46)	$25.79	(19.56)%	0.69%	0.97%	0.69%	$313.8	90%
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
AVIP BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2024	$22.24	(0.04)	2.33	2.29	(0.02)	$24.51	10.29%	0.87%	(0.15)%	0.87%	$133.1	49%
Year Ended December 31, 2023	$18.49	0.03	3.72	3.75	–	$22.24	20.28%	0.86%	0.12%	0.86%	$140.8	34%
Year Ended December 31, 2022	$37.99	0.01	(9.57)	(9.56)	(9.94)	$18.49	(26.12)%	0.86%	0.03%	0.86%	$135.0	49%
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

 Financial Highlights
	Selected per-share data							Ratios and supplemental data
	Operations				Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP S&P MidCap 400® Index Portfolio
Year Ended December 31, 2024	$20.57	0.28	2.42	2.70	(1.11)	$22.16	13.43%	0.40%	1.17%	0.40%	$546.2	23%
Year Ended December 31, 2023	$18.71	0.18	2.63	2.81	(0.95)	$20.57	15.50%	0.41%	1.41%	0.41%	$542.5	34%
Year Ended December 31, 2022	$26.22	0.26	(3.79)	(3.53)	(3.98)	$18.71	(13.40)%	0.42%	1.30%	0.42%	$369.5	26%
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
AVIP BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2024	$9.18	0.01	2.73	2.74	(1.15)	$10.77	31.07%	0.71%	0.04%	0.71%	$475.0	101%
Year Ended December 31, 2023	$6.57	0.02	2.65	2.67	(0.06)	$9.18	40.78%	0.71%	0.26%	0.71%	$474.7	97%
Year Ended December 31, 2022	$33.65	0.01	(9.13)	(9.12)	(17.96)	$6.57	(32.56)%	0.75%	0.49%	0.75%	$375.1	135%
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
AVIP Constellation Dynamic Risk Balanced Portfolio
Year Ended December 31, 2024	$14.19	0.38	1.39	1.77	(0.29)	$15.67	12.51%	0.85%†	2.02%†	0.85%†	$1,270.6	159%
Year Ended December 31, 2023	$12.69	0.24	1.39	1.63	(0.13)	$14.19	12.90%	0.85%	2.09%	0.85%	$1,399.0	132%
Year Ended December 31, 2022	$17.16	0.09	(3.96)	(3.87)	(0.60)	$12.69	(22.62)%	0.87%	1.48%	0.87%	$1,139.2	124%
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114% (a),(b)
(a)
Effective May 1, 2020, the sub-adviser(s) to the AVIP Constellation Dynamic Risk Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years. Effective November 25, 2024, the Adviser assumed all investment advisory services provided to the AVIP Constellation Dynamic Risk Balanced Portfolio (f/k/a/ the AVIP AB Risk Managed Balanced Portfolio). AllianceBernstein, L.P. ceased providing advisory services as a sub-adviser.
(b)
The portfolio turnover calculation in a previous year includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020.
† The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

Additional Information
Additional information about AuguStar Variable Insurance Products Fund, Inc., has been filed with the SEC in a Statement of Additional Information (“SAI”), dated November 7, 2025, which is incorporated herein by reference.
In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and on Form N-CSR filed with the Securities and Exchange Commission. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the fund’s annual and semi-annual financial statements.
The SAI, annual reports, semi-annual reports, and other information such as Fund financial statements are available upon request and without charge by calling 877.781.6392 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. Using the contact information in the immediately preceding sentence, you may also request other information about the Fund and make inquiries. You can review the SAI, annual reports, semi- annual reports, the current prospectus, and other information such as Fund financial statements, free of charge, by logging onto our website at www.augustarfund.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

AuguStar® Variable Insurance Products Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

AuguStar Variable Insurance Products Fund, Inc.
AVIP Moderately Conservative Model Portfolio
AVIP Balanced Model Portfolio
AVIP Moderate Growth Model Portfolio
AVIP Growth Model Portfolio
(the “Portfolios”)

One Financial Way • Montgomery, Ohio 45242 • Telephone 877.781.6392
AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the “Fund”), a registered open-end management investment company, is a mutual fund with 25 separate investment portfolios. This Prospectus describes 4 series of the Fund. Each of the Portfolios is a separate mutual fund each with its own investment objective. The Portfolios’ investment adviser is Constellation Investments, Inc. (the “Adviser”). The Portfolios’ shares are offered only to separate accounts of AuguStar® Life Insurance Company (“ALIC”) and National Security Life and Annuity Company (“NSLAC”). The separate accounts use the Portfolios’ shares as the underlying investments for variable annuity contracts (“variable contracts”) issued by ALIC and NSLAC. Some variable contracts do not permit allocations to all the Portfolios. Your variable contract prospectus identifies the Portfolios available under your contract.
An investment in the Portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ALIC or NSLAC variable contract. Keep this prospectus for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 7, 2025
1

2

AVIP Moderately Conservative Model Portfolio
Investment Objective
Seeks current income and moderate growth of capital with a greater emphasis on current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses^	0.07%
Acquired Fund Fees and Expenses*	0.54%
Total Annual Fund Operating Expenses	1.01%
^“Other Expenses” include expenses incurred by the Portfolio in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Portfolio. Such expenses are borne by the Portfolio separately from the management fees paid to the Adviser.
*Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:
	U.S. Equity	International Equity	Fixed Income
AVIP Moderately Conservative Model Portfolio	20-40%	5-20%	30-70%
3

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio allocates a large percentage of assets to underlying funds that invest primarily in fixed income securities. The Portfolio has no geographic limits on where it may invest, which may include developed and emerging market countries. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world.
Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Portfolio allocates a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.
Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio bears all the risks associated with the investments of the underlying funds.
The Adviser reassesses the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.
The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser periodically rebalances the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund-of-Funds Structure Risk and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund- of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.
4

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Derivatives Risk — Derivatives instruments (such as futures, options, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.
5

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

6

Since inception, the Portfolio’s highest return for a quarter was 11.75%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -10.91%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	Since 3/1/17
AVIP Moderately Conservative Model Portfolio	7.77%	4.21%	4.82%
S&P 500® Index*	25.02%	14.53%	13.10%
Morningstar® Moderately Conservative Target Risk Index	6.40%	3.88%	4.95%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from Morningstar® Moderately Conservative Target Risk Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows of the Portfolio’s performance compares with the returns of an index with similar investment objectives.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a portfolio manager for the Portfolio since April 2024. Mark Kehoe, Vice President – Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio share
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
7

AVIP Balanced Model Portfolio
Investment Objective
Seeks a balance between growth of capital and current income with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses^	0.04%
Acquired Fund Fees and Expenses*	0.54%
Total Annual Fund Operating Expenses	0.98%
^“Other Expenses” include expenses incurred by the Portfolio in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Portfolio. Such expenses are borne by the Portfolio separately from the management fees paid to the Adviser.
*Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:
	U.S. Equity	International Equity	Fixed Income
AVIP Balanced Model Portfolio	25-50%	10-25%	25-50%
8

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio allocates up to 75% of its asset to underlying funds that invest primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. The Portfolio maintains minimum of 25% of its assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, and corporate bonds; non-U.S. debt securities; and debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). Certain underlying funds may also use derivatives. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.
Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.
The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.
The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund-of-Funds Structure Risk and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund- of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.
9

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Derivatives Risk — Derivatives instruments (such as futures, options, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.
10

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown

Since inception, the Portfolio’s highest return for a quarter was 15.02%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -15.33%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	Since 3/1/17
AVIP Balanced Model Portfolio	9.67%	5.87%	6.04%
S&P 500® Index*	25.02%	14.53%	13.10%
Morningstar® Moderate Target Risk Index	8.27%	5.37%	6.42%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Morningstar® Moderate Target Risk Index to the S&P 500® Index in accordance with new regulatory requirements.
11

**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of an index with similar investment objectives.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a portfolio manager for the Portfolio since April 2024. Mark Kehoe, Vice President – Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio share
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
12

AVIP Moderate Growth Model Portfolio
Investment Objective
Seeks growth of capital and moderate current income with a greater emphasis on growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.02%
Acquired Fund Fees and Expenses*	0.54%
Total Annual Fund Operating Expenses	0.96%
*Acquired fund Fees and Expenses are the indirect costs of investing in other investment companies
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:
	U.S. Equity	International Equity	Fixed Income
AVIP Moderate Growth Model Portfolio	40-60%	15-35%	10-30%

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio’s investment strategy allocates a large percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This flexibility allows the portfolio managers to look for underlying funds that invest in markets
13

around the world. Investments of the underlying funds that invest primarily in equity securities may include: growth and value stocks; large- and small-capitalization companies; and domestic and non-U.S. stocks. The Portfolio will allocate a smaller percentage of assets allocated to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities and corporate bonds; non-U.S. debt securities; and debt instruments of varying duration. The underlying funds include, but are not limited to, other Fund portfolios advised by the Adviser.
Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.
The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.
The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund-of-Funds Structure Risk and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund-of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.
Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
14

Value Strategy Risk — Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and more likely to pay higher dividends. Value stocks may continue to be inexpensive for long periods of time, never realize their potential value, or even go down in value.
Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
15

Since inception, the Portfolio’s highest return for a quarter was 18.82%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -19.60%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	Since 3/1/17
AVIP Moderate Growth Model Portfolio	12.13%	7.57%	7.56%
S&P 500® Index*	25.02%	14.53%	13.10%
Morningstar® Moderately Aggressive Target Risk Index	10.66%	7.02%	8.02%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Morningstar® Moderately Aggressive Target Risk Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows of the Portfolio’s performance compares with the returns of an index with similar investment objectives.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a portfolio manager for the Portfolio since April 2024. Mark Kehoe, Vice President – Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio share
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
16

AVIP Growth Model Portfolio
Investment Objective
Seeks growth of capital and some current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.04%
Acquired Fund Fees and Expenses*	0.55%
Total Annual Fund Operating Expenses	0.99%
*Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:
	U.S. Equity	International Equity	Fixed Income
AVIP Growth Model Portfolio	50-80%	15-45%	0-15%

17

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio allocates a large percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in equity securities may include: growth and value stocks; large and small-capitalization companies; and domestic and non-U.S. stocks. The Portfolio will allocate smaller percentage of assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities and corporate bonds; and non-U.S. debt securities; debt instruments of varying duration. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.
Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.
The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio’s investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.
The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund-of-Funds Structure Risk and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund- of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.
Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly
18

of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.
Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.
Value Strategy Risk — Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and more likely to pay higher dividends. Value stocks may continue to be inexpensive for long periods of time, never realize their potential value, or even go down in value.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
19

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Since inception, the Portfolio’s highest return for a quarter was 21.72%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -22.11%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	Since 3/1/17
AVIP Growth Model Portfolio	13.75%	9.02%	8.68%
S&P 500® Index*	25.02%	14.53%	13.10%
Morningstar® Aggressive Target Risk Index	12.50%	8.25%	9.18%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Morningstar® Aggressive Target Risk Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows of the Portfolio’s performance compares with the returns of an index with similar investment objectives.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a portfolio manager for the Portfolio since April 2024. Mark Kehoe, Vice President – Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio share
20

Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
21

Additional Information About the Fund
In addition to the information included in the above summary sections, further information about the Fund and its Portfolios is provided below.
Investment Objectives
The investment objective of each Portfolio may be changed by the Board of Directors without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective. The investment objective and the principal investment strategies of each Portfolio are disclosed above.
Certain Investments and Related Risks
The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.
Temporary Defensive Measures
Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. High portfolio turnover may result in lower investment returns based on increased brokerage expenses.
Portfolio Manager’s Determination to Sell a Security
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Market and Geopolitical Risk
A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth- oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.
Armed conflicts, the responses and sanctions by other countries and the potential for wider conflicts can have adverse effects on regional and global economies and may strain global supply chains and negatively impact global growth and inflation.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty. Similarly, conflict, loss of life, and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the
22

Middle East could have broad ranging market effects, such as boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals, as well as significant negative impacts on and increased volatility in the financial markets for certain securities and commodities, such as oil and natural gas. The effects of these events and the resultant effects on the Portfolio cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Portfolio.
Risk of Investing in the United States
A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Principal and Non-Principal Investment Strategies and Related Risks
Investments and Related Risks	AVIP Moderately Conservative Model Portfolio	AVIP Balanced Model Portfolio	AVIP Moderate Growth Model Portfolio	AVIP Growth Model Portfolio
Smaller Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal
Large Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal
Growth and Value oriented Companies	Non-Principal	Non-Principal	Principal	Principal
Foreign Investments	Principal	Principal	Principal	Principal
Use of Derivatives	Principal	Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Options	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Futures and Options on Futures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Swaps	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Debt Securities	Principal	Principal	Principal	Principal
Lower-Rated Debt Securities	Principal	Principal	Non-Principal	Non-Principal
Mortgage-Backed Securities	Principal	Non-Principal	Non-Principal	Non-Principal
Restricted Securities	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds Risk	Principal	Principal	Principal	Principal
Smaller Capitalization Companies (Principal Strategy for AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio only)
For the above referenced Portfolios, “small capitalization” is defined as provided in the summary disclosure earlier in this prospectus. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller companies are often selected for investment in a Portfolio because the Adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends. Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines,
23

markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.
Large Capitalization Companies (Principal Strategy for AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio)
Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.
Growth and Value oriented Companies (Principal Strategy for AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio only)
By investing in a mix of growth and value companies, a Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.
Foreign Investments (Principal Strategy for AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Moderate Growth Model Portfolio)
Foreign securities are securities of issuers based outside the United States. These include issuers:
●
that are organized under the laws of, or have a principal office in, another country; or
●
that have the principal trading market for their securities in another country; or
●
that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:
●
changes in currency rates;
●
currency exchange control regulations;
●
seizure or nationalization of companies or their assets;
●
political or economic instability;
●
unforeseen taxes, duties or tariffs;
●
difficulty in obtaining or interpreting financial information under foreign accounting standards;
●
trading in markets that are less efficient than in the U.S.;
●
lack of information regarding securities issuers;
●
imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);
●
reversion to closed markets or controlled economies;
●
national economies based on a few industries or dependent on revenue from certain commodities;
●
local economies and/or markets vulnerable to global conditions;
●
volatile inflation rates and debt burdens; and
24

●
less regulatory protection.
These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.
Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a position at all. An inability to sell a position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to meet cash obligations or take advantage of other investment opportunities.
These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility.
In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.
The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges. This may adversely impact a Portfolio’s performance.
Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.
Use of Derivatives (Principal Strategy for AVIP Moderately Conservative Model Portfolio and AVIP Balanced Model Portfolio only)
The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above. Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
25

Convertible Securities
Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities. As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.
Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.
Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.
Options
An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, a Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.
A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.
Futures and Options on Futures
Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a Portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Portfolio, to protect against possible changes in interest rates, or to generate income or gain for a Portfolio.
26

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.
Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Debt Securities (Principal Strategy for AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio)
Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.
The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.
S&P Lower Bond Ratings (Principal Strategy for AVIP Moderately Conservative Model Portfolio and AVIP Balanced Model Portfolio only)
Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.
BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

27

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D”
rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.
Mortgage-Backed Securities (Principal Strategy for AVIP Moderately Conservative Model Portfolio only)
Mortgage-backed and other asset-backed securities (residential and commercial), including collateralized mortgage obligations and non government mortgage-backed securities, represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Restricted Securities (Principal Strategy for AVIP Moderately Conservative Model Portfolio and AVIP Balanced Model Portfolio only)
Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Board of Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.
Fund of Funds Risk (Principal Strategy for AVIP Moderately Conservative Model Portfolio, AVIP Moderately Conservative Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio)
●
Because the Portfolios invest directly in the underlying funds, all risks associated with the underlying funds apply to the Portfolios. To the extent a Portfolio invests significantly in a particular underlying fund, the Portfolio will have significant exposure to the risks of that underlying fund.
●
Because the Portfolios invest their assets in various underlying funds, the Portfolios’ ability to meet their investment objectives will depend on the ability of the underlying funds to meet their own investment objectives.
●
The underlying funds will not necessarily make consistent investment decisions. One underlying fund may buy the same security that another underlying fund is selling. The Portfolio would indirectly bear the costs of both trades.
28

●
Because the Portfolios invest in underlying funds, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the underlying funds. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.
●
The ability of the Portfolios to achieve their investment objectives depends on the Adviser’s skill in selecting the asset classes and the mix of underlying funds. There is the risk that the Adviser’s evaluations and assumptions regarding the asset classes and underlying funds may be incorrect in view of actual market conditions.
●
The Adviser may be subject to potential conflicts of interest in the selection of underlying funds and allocation of the Portfolios’ investments among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain of the underlying funds (or their affiliates) may be higher than fees paid by other of the underlying funds. Other funds with similar investment objectives may perform better or worse than the underlying funds.
●
From time to time, large purchases or redemptions from the underlying funds could affect the performance of the underlying funds and, therefore, the performance of the Portfolios.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
Fund Management
The Adviser is a subsidiary of ONLH Holdings, LP, which is the indirect parent company of AuguStar® Life Insurance Company (“ALIC”). The Adviser uses ALIC’s investment personnel and administrative systems. As such, the personnel of the Adviser are employees of ALIC who provide investment services to the Adviser. The Adviser has no employees of its own. The Adviser is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ALIC.
ALIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ALIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.
Each Portfolio operates as a “fund of funds.” In this structure, each Portfolio invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest- primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A discussion regarding the basis for the Board of Directors approving the renewal of the advisory agreement is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2024.
The Securities and Exchange Commission (“SEC”) has issued an order to the Fund and Adviser permitting the Adviser, subject to the oversight and approval of the Fund’s Board of Directors, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio of the Fund operating before May 1, 2002, have voted to approve this arrangement.
Investment Advisory Fees
As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid.
In 2024, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:
29

AVIP Moderately Conservative Model Portfolio	0.40%
AVIP Balanced Model Portfolio	0.40%
AVIP Moderate Growth Model Portfolio	0.40%
AVIP Growth Model Portfolio	0.40%

Fee Waiver Agreement
Until April 30, 2024, the Adviser was contractually obligated to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent that the annual ordinary operating expenses of the Portfolios listed below, exclusive of certain expenses, exceeded the following percentages of the average daily net assets (the “Fee Waiver Agreement”):

AVIP Moderately Conservative Model Portfolio	1.00%
AVIP Balanced Model Portfolio	1.00%
Under the Fee Waiver Agreement, the Adviser was entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.
For the year ended December 31, 2024, the Adviser was not required to reimburse the expenses of any of the Portfolios.
The Board of Directors consented to the termination of the Fee Waiver Agreement and its term expired on April 30, 2024.
Management of Portfolios
Sachin Jain is President of the Adviser. He is co-portfolio manager of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio and AVIP Growth Model Portfolio. Mr. Jain joined ALIC as Senior Vice President in October 2023 and has been Senior Vice President and Chief Investment Officer since February 2024. Prior to joining ALIC, Mr. Jain was a Portfolio Manager at Tilden Park Capital Management LP, where he served from 2020 to 2023. Mr. Jain was also a Portfolio Manager at Point72 Asset Management LP from 2018 to 2020. Prior to that, he served as a Portfolio Manager at Hutchinhill Portfolio Management LLC from 2016 to 2018 and as a Portfolio Manager at DW Partners LP from 2009 to 2016. He has also worked for Brevan Howard US Asset Management LP, Morgan Stanley and Amaranth LLC. Mr. Jain holds a Master of Science in Financial Mathematics from Stanford University, California and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology, Delhi.
Gary Rodmaker was a Managing Director of the Adviser and co-portfolio manager of the AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio and AVIP Growth Model Portfolio until his retirement on April 1, 2025. Mr. Rodmaker was also a Managing Director until his retirement. Prior to that, Mr. Rodmaker was Senior Vice President, Fixed Income Securities for ALIC since 2021 and Chief Investment Officer for ALIC since 2023. From 2014 to 2021, Mr. Rodmaker was Vice President, Fixed Income Securities for ALIC. Prior to joining ALIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a Bachelor of Science in Business Administration from Xavier University. Mr. Rodmaker retired, effective April 1, 2025, and no longer serves as portfolio manager to any of the Portfolios.
The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Manager and the Portfolio Managers’ ownership of the Fund’s shares.
30

Although each Portfolio is currently managed by the Adviser, the Adviser may hire sub-advisers or consultants to provide day-to-day portfolio management or analysis for a Portfolio in the future. The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements subject to the approval of the Fund’s Board of Directors and without obtaining shareholder approval. In these circumstances, shareholders would receive notice of such action, including information concerning any new sub-adviser. The Portfolios may not rely on the exemptive order with respect to sub- advisers that are affiliated with the Adviser.
More Information About the Portfolios’ Fees and Expenses
With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the underlying funds instead of the Portfolios, if they are available to direct investment. Since the Portfolios pursue their investment objectives by investing in underlying funds, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the underlying funds. However, not all of the underlying funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios that is available in connection with the purchase of shares of the Portfolios.
The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among underlying funds and the actual expenses of the underlying funds. Additionally, certain underlying funds may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.
The Portfolios, by themselves, generally are not intended to provide a complete investment program. Investment in the Portfolios is intended to serve as part of a diversified portfolio of investments.
Purchase and Redemption of Fund Shares
Fund shares are offered only to separate accounts of ALIC and NSLAC in connection with their variable annuities contracts. You may select Portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the Portfolios you select.
The net asset value of each Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio. The Board of Directors has designated the Adviser as the Fund’s “valuation designee” and delegated to the Adviser, subject to the Board of Directors’ oversight, the responsibility for determining or causing to be determined the value of the Fund’s investments. The Fund’s assets are valued primarily on the basis of readily available market quotations. If the valuation designee determines that current market prices or underlying fund net asset values are not readily available or do not reflect fair value of a security, the valuation designee fair values the Fund’s assets in good faith in accordance with procedures adopted by the Board of Directors. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the valuation designee believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing. Because the Portfolios are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.
The separate accounts of ALIC and NSLAC purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.
Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.
31

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Frequent Purchases and Redemptions of Fund Shares
The Fund, ALIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolio can disrupt Portfolio investment strategies and increase the Portfolio’s operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolio. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolio is not designed to accommodate excessive trading practices. The Fund, ALIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. You will be contacted the next business day by telephone to inform you if your requested transaction has been restricted or otherwise not honored by the insurance company. If you cannot be contacted by telephone, you or your registered representative will be contacted in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps may be taken to discourage excessive trading and market timing. The Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.
The first time the contract owner is determined to have traded excessively, ALIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.
Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.
Upon the third instance of excessive trading, ALIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.
Either ALIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolio. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.
Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:
●
The number of transfers made in a defined period;
●
The dollar amount of the transfer;
●
The total assets of the Portfolios involved in the transfer;
●
The investment objectives of the particular Portfolios involved in the transfers; and/or
●
Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.
32

The various contracts issued by ALIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.
Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ALIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.
Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ALIC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolio is not designed to accommodate frequent purchase or redemption requests. The ability of ALIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.
We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted ALIC, NSLAC or the Fund.
Dividends, Distributions and Taxes
Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.
Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.
Index Descriptions
Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.
The publishers of any securities index are not affiliated with the Fund or the Adviser and have not participated in creating the Portfolios or selecting the securities for the Portfolios. Except as noted herein, none of the index publishers has approved of any of the information in this prospectus.
Morningstar® Moderately Conservative Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.
33

Morningstar® Moderate Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.
Morningstar® Moderately Aggressive Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.
Morningstar® Aggressive Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.
Voting
Since shares of the Fund’s Portfolios are only sold to the separate accounts of insurance companies and to AVIP Model Portfolios, the insurance companies will see voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.
Financial Highlights
The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Forn N-CSR filed with the Securities and Exchange Commission and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.
34

Financial Highlights of Augustar Variable Insurance Products Fund, Inc.
For the Five Years Ended December 31, 2024
 Financial Highlights
	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Moderately Conservative Model Portfolio
Year Ended December 31, 2024	$10.65	0.32	0.51	0.83	(0.32)	–	(0.32)	$11.16	7.77%	0.47%	2.50%	0.47%	$179.3	18%
Year Ended December 31, 2023	$10.35	0.32	0.85	1.17	(0.87)	–	(0.87)	$10.65	11.77%	0.47%	2.32%	0.47%	$196.7	8%
Year Ended December 31, 2022	$13.32	0.23	(2.24)	(2.01)	(0.96)	–	(0.96)	$10.35	(15.12)%	0.47%	1.91%	0.47%	$213.4	29%
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	–	(0.34)	$13.32	7.90%	0.43%	1.29%	0.45%	$281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	–	–	–	$12.67	11.43%	0.40%	0.97%	0.47%	$303.5	23%(a)
AVIP Balanced Model Portfolio
Year Ended December 31, 2024	$10.71	0.28	0.75	1.03	(0.23)	–	(0.23)	$11.51	9.67%	0.44%	2.04%	0.44%	$713.1	16%
Year Ended December 31, 2023	$10.59	0.27	1.12	1.39	(1.27)	–	(1.27)	$10.71	13.95%	0.46%	1.97%	0.46%	$776.5	9%
Year Ended December 31, 2022	$14.22	0.22	(2.46)	(2.24)	(1.39)	–	(1.39)	$10.59	(15.75)%	0.44%	1.58%	0.44%	$787.9	27%
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	–	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	–	–	–	$13.06	13.76%	0.39%	0.67%	0.47%	$1,127.8	22%
AVIP Moderate Growth Model Portfolio
Year Ended December 31, 2024	$10.86	0.22	1.09	1.31	(0.19)	–	(0.19)	$11.98	12.13%	0.42%	1.58%	0.42%	$1,398.5	15%
Year Ended December 31, 2023	$10.88	0.23	1.46	1.69	(1.71)	–	(1.71)	$10.86	16.67%	0.42%	1.62%	0.42%	$1,481.2	9%
Year Ended December 31, 2022	$15.26	0.18	(2.81)	(2.63)	(1.75)	–	(1.71)	$10.88	(17.17)%	0.42%	1.27%	0.42%	$1,445.2	32%
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	–	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	–	–	–	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
AVIP Growth Model Portfolio
Year Ended December 31, 2024	$11.00	0.17	1.34	1.51	(0.16)	–	(0.16)	$12.35	13.75%	0.44%	1.23%	0.44%	$340.2	12%
Year Ended December 31, 2023	$11.18	0.22	1.72	1.94	(2.12)	–	(2.12)	$11.00	18.73%	0.44%	1.34%	0.44%	$343.1	8%
Year Ended December 31, 2022	$16.47	0.15	(3.18)	(3.03)	(2.26)	–	(2.26)	$11.18	(18.29)%	0.44%	1.01%	0.44%	$330.9	28%
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	–	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	–	–	–	$14.17	18.68%	0.46%	0.16%	–	$443.1	11%
(a) The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
† Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
35

Additional Information
Additional information about AuguStar Variable Insurance Products Fund, Inc., has been filed with the SEC in a Statement of Additional Information (“SAI”), dated November 7, 2025, which is incorporated herein by reference.
In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and on Form N-CSR filed with the Securities and Exchange Commission. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the fund’s annual and semi-annual financial statements.
The SAI, annual reports, semi-annual reports, and other information such as Fund financial statements are available upon request and without charge by calling 877.781.6392 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. Using the contact information in the immediately preceding sentence, you may also request other information about the Fund and make inquiries. You can review the SAI, annual reports, semi- annual reports, the current prospectus, and other information such as Fund financial statements, free of charge, by logging onto our website at www.augustarfund.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

AuguStar® Variable Insurance Products Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464
36

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.    Subject to Completion—Dated September 9, 2025
AuguStar Variable Insurance Products Fund, Inc.
AVIP Constellation Managed Risk Balanced Portfolio (formerly, “AVIP iShares Managed Risk Balanced Portfolio”) AVIP Constellation Managed Risk Moderate Growth Portfolio (formerly, “AVIP iShares Managed Risk Moderate Growth Portfolio”) AVIP Constellation Managed Risk Growth Portfolio (formerly, “AVIP iShares Managed Risk Growth Portfolio”) AVIP Intech U.S. Low Volatility PortfolioAVIP Federated Core Plus Bond Portfolio (the “Portfolios”)
(the “Portfolios”)

One Financial Way • Montgomery, Ohio 45242 • Telephone 877.781.6392
AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the “Fund”) is a mutual fund with 25 separate investment portfolios. This Prospectus describes five portfolios of the Fund. Each of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio offers two classes of shares, Class I Shares and Class II Shares. The AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, and the AVIP Constellation Managed Risk Growth Portfolio only offer one class of shares. The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of AuguStar® Life Insurance Company (“ALIC”) and National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ALIC and NSLAC’s variable annuity contracts. The separate accounts use Fund shares as the underlying investments for variable annuities issued by ALIC and NSLAC. Some variable contracts do not permit allocations to all the Portfolios. Your variable contract prospectus identifies the portfolios available under your contract.
An investment in the Portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ALIC or NSLAC variable contract. Keep this prospectus for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 7, 2025
1

2

AVIP Constellation Managed Risk Balanced Portfolio
Investment Objective
Seeks income and capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Acquired Fund Fees and Expenses*	0.06%
Total Annual Fund Operating Expenses	0.66%
*Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s adviser, Constellation Investments, Inc. (“CINV” or the “Adviser”) allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in unaffiliated, actively or passively managed exchange traded funds commonly referred to as “ETFs” (the “underlying ETFs”).
The Portfolio may also invest in certain derivative instruments directly, including equity futures and options and swap contracts, fixed income futures and options and swap contracts, to hedge risk and to increase returns, and may hold cash and cash equivalents to change the asset allocation exposure in the Portfolio.
3

Through investments in the underlying ETFs and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments. CINV expects to allocate approximately 50% of the Portfolio’s assets to fixed income investments to achieve the income aspect of the Portfolio’s investment objective. To achieve the capital appreciation aspect of the Portfolio’s investment objective, CINV expects to allocate approximately 50% of the Portfolio’s assets to equity investments. CINV may actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.
The equity underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international common stocks (including equities of issuers from countries included in the MSCI Emerging Markets Index). The fixed income underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. Treasury securities, mortgage- backed securities, asset-backed securities, corporate bonds, fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), and cash or money market instruments. The fixed income ETFs in which the Portfolio may invest are not limited by maturity or duration. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in junk bonds, including fixed income underlying funds with an average portfolio credit quality below investment grade.
CINV relies on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. As a temporary measure, CINV may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying ETFs, equity futures and options and swap contracts, fixed income futures and options and swap contracts, and other derivatives, CINV maintains sufficient cash to serve as collateral for the equity and fixed income futures it holds.
During periods of high volatility CINV will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. Portfolio volatility is the measure of how much the Portfolio’s returns differ from its average returns. The Portfolio has a volatility cap of 11%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying ETFs and/or reducing exposure through equity futures and options and swap contracts, and/or fixed income futures and options and swap contacts, and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity futures and options and swap contracts and/or fixed income futures and options and swap contracts, and other derivatives.
The Portfolio may invest in illiquid securities up to the limits established under the Investment Company Act of 1940, as amended.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying ETFs. The risks described below are principal risks of the Portfolio. With the exception of Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying ETFs. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:
Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund. A passively managed ETF will typically not sell or remove a holding despite its current or projected underperformance unless it is removed from the index.
Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Generally, investors may be able to invest directly in ETFs and may not need to invest through a fund. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
4

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Asset-Backed Securities Risk — These types of securities are subject to the risks affecting fixed income securities generally and may be particularly volatile. In addition, the value of these securities will be influenced by factors affecting markets from which the collateral is drawn. Some of these securities may receive little or no collateral protection from the underlying assets. The impairment of the value of assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Portfolio. In addition, the structure of some of these securities is complex and there may be less available information than for other types of securities.
Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the volatility management of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and ALIC (with its affiliates, “AuguStar Life”). Shares of the Portfolio are offered only to the separate accounts of AuguStar Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. AuguStar Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which AuguStar Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, AuguStar Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, AuguStar Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.
Credit Risk — The Portfolio (directly and indirectly through underlying ETFs) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance. The prices used for foreign investments may not reflect current values if the foreign markets in which the investment trades are closed when U.S. markets are open.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets
5

invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity.
Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying ETFs and other mutual funds with similar investment objectives.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio's losses.
6

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last three years and the Portfolio’s average annual returns for the last year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Since inception, the Portfolio’s highest return for a quarter was 4.03%. That was for the quarter ended on December 31, 2022. The lowest return for a quarter was -9.92%. That was for the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
Average Annual Total Returns As of December 31, 2024	1 Year	Since 6/25/21
AVIP Constellation Managed Risk Balanced Portfolio	9.16%	1.95%
S&P 500® Index	25.02%	11.23%
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
7

AVIP Constellation Managed Risk Moderate Growth Portfolio
Investment Objective
Seeks income and capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Acquired Fund Fees and Expenses*	0.05%
Total Annual Fund Operating Expenses	0.65%
* Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s adviser, Constellation Investments, Inc. (“CINV” or the “Adviser”), allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in unaffiliated, actively or passively managed exchange traded funds commonly referred to as “ETFs” (the “underlying ETFs”).
The Portfolio may also invest in certain derivative instruments directly, including equity futures and options and swap contracts, fixed income futures and options and swap contracts, to hedge risk and to increase returns, and may hold cash and cash equivalents.
To achieve the income aspect of the Portfolio’s investment objective, CINV expects to allocate approximately 35% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, CINV expects to allocate approximately 65% of the Portfolio’s assets to equity investments. CINV may actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.
8

The equity underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international common stocks (including equities of issuers from countries included in the MSCI Emerging Markets Index). The fixed income underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. Treasury securities, mortgage- backed securities, asset-backed securities, corporate bonds, fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), and cash or money market instruments. The fixed income ETFs in which the Portfolio may invest are not limited by maturity or duration. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in junk bonds, including fixed income underlying funds with an average portfolio credit quality below investment grade.
CINV relies on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. As a temporary measure, CINV may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying ETFs, equity futures and options and swap contracts, fixed income futures and options and swap contracts, and other derivatives, CINV maintains sufficient cash to serve as collateral for the equity and fixed income futures it holds.
During periods of high volatility, CINV will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. Portfolio volatility is the measure of how much the Portfolio’s returns differ from its average returns. The Portfolio has a volatility cap of 14%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying ETFs and/or reducing exposure through equity futures and options and swap contracts, and/or fixed income futures and options and swap contracts, and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity futures and options and swap contracts, and/or fixed income futures and options and swap contracts, and other derivatives.
The Portfolio may invest in illiquid securities up to the limits established under the Investment Company Act of 1940, as amended.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:
Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
9

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.
Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
10

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.
The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the past two years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

11

Since inception, the Portfolio’s highest return for a quarter was 9.43%. That was for the quarter ended on December 31, 2023. The lowest return for a quarter was -3.52%. That was for the quarter ended on September 30, 2023. To obtain performance information up to the most recent month end, call toll free 877.781.6392
Average Annual Total Returns As of December 31, 2024	1 Year	Since 10/14/22
AVIP Constellation Managed Risk Moderate Growth Portfolio	11.51%	15.32%
S&P 500® Index	25.02%	25.63%
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
12

AVIP Constellation Managed Risk Growth Portfolio
Investment Objective
Seeks income and capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Acquired Fund Fees and Expenses*	0.06%
Total Annual Fund Operating Expenses	0.67%
* Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s adviser Constellation Investments, Inc. (“CINV” or the “Adviser”), allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in unaffiliated, actively or passively managed exchange traded funds commonly referred to as “ETFs” (the “underlying ETFs”).
The Portfolio may also invest in certain derivative instruments directly, including equity futures and options and swap contracts, fixed income futures and options and swap contracts, to hedge risk and to increase returns, and may hold cash and cash equivalents.
To achieve the income aspect of the Portfolio’s investment objective, CINV expects to allocate approximately 15% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, CINV expects to allocate approximately 85% of the Portfolio’s assets to equity investments. CINV may actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.
13

The equity underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international common stocks (including equities of issuers from countries included in the MSCI Emerging Markets Index). The fixed income underlying ETFs in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. Treasury securities, mortgage- backed securities, asset-backed securities, corporate bonds, fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), and cash or money market instruments. The fixed income ETFs in which the Portfolio may invest are not limited by maturity or duration. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in junk bonds, including fixed income underlying funds with an average portfolio credit quality below investment grade.
CINV relies on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. As a temporary measure, CINV may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying funds, equity futures and options and swap contracts, fixed income futures and options and swap contracts, and other derivatives, CINV maintains sufficient cash to serve as collateral for the equity and fixed income futures it holds.
During periods of high volatility, CINV will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. Portfolio volatility is the measure of how much the Portfolio’s returns differ from its average returns. The Portfolio has a volatility cap of 16%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying funds and/or reducing exposure through equity futures and options and swap contracts, and/or fixed income futures and options and swap contracts, and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity futures and options and swap contracts, and/or fixed income futures and options and swap contracts, and other derivatives.
The Portfolio may invest in illiquid securities up to the limits established under the Investment Company Act of 1940, as amended.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:
Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
14

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.
Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.
Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
15

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the past two years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

16

Since inception, the Portfolio’s highest return for a quarter was 10.45%. That was for the quarter ended on December 31, 2023. The lowest return for a quarter was -3.61%. That was for the quarter ended on September 30, 2023. To obtain performance information up to the most recent month end, call toll free 877.781.6392
Average Annual Total Returns As of December 31, 2024	1 Year	Since 10/14/24
AVIP Constellation Managed Risk Growth Portfolio	14.86%	18.49%
S&P 500® Index	25.02%	25.63%
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Sachin Jain, Senior Vice President and Chief Investment Officer of ALIC, has been a co-portfolio manager for the Portfolio since November, 2024. Mark Kehoe, Vice President - Corporate Credit of ALIC, has been co-portfolio manager for the Portfolio since June 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
17

AVIP Intech U.S. Low Volatility Portfolio
Investment Objective
Seeks capital appreciation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.04%	0.04%(1)
Total Annual Fund Operating Expenses	0.61%	0.86%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes, if any) in U.S. common stocks of companies included in the S&P 500® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process. The Portfolio only invests in common stocks of companies that compose the S&P 500® Index. A small allocation to cash is maintained for liquidity purposes only. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States. Over time, and under normal market conditions, the Portfolio seeks to achieve returns similar to the S&P 500® Index (the Portfolio’s benchmark index) over the long-term, with lower absolute volatility than the S&P 500® Index. In this context, absolute volatility refers to the variation in the returns of the Portfolio and the benchmark index. The Portfolio is a diversified fund.
18

Due to the defensive nature of the Portfolio and given the objective of minimizing the Portfolio’s absolute risk, the Portfolio tends to overweight some sectors which are considered to be defensive. As a result, the Portfolio will tend to underperform in a market environment in which defensive sectors underperform.
The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500® Index. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating returns similar to the S&P 500® Index over a full market cycle. Although the Portfolio may underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.
In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500® Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. The optimization uses proprietary estimates of volatility and correlation. Within certain risk controls, the optimization’s objective is to minimize the absolute risk of the Portfolio while generating returns similar to the S&P 500® Index over the long-term. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The optimization and rebalancing follow a regular schedule reflecting the right balance between capturing a trading profit through rebalancing and controlling trading costs. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Investment Process Risk — The proprietary mathematical investment process used by Intech may not achieve the desired results. In Intech’s history, which spans more than 30 years, Intech’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, Intech expects that there will be periods of underperformance relative to the benchmark index. In particular, Intech’s low volatility strategy may underperform the S&P 500®Index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the Portfolio, might not provide the intended results, and may adversely impact the Portfolio’s performance.
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs, or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Large-Capitalization Investing Risk - Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.
19

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last three years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
TABLE I
AVIP Intech U.S. Low Volatility Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
Since inception, the Portfolio’s highest return for a quarter was 10.54%. That was for the quarter ended on December 31, 2021. The lowest return for a quarter was -8.26%. That was for the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Intech U.S. Low Volatility Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	Since 6/25/21
AVIP Intech U.S. Low Volatility Portfolio	20.04%	8.17%
S&P 500® Index	25.02%	11.23%
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Intech serves as the investment sub-adviser for the Portfolio. Intech has been a sub-adviser for the Portfolio since August 2022 and prior to that was a sub-subadviser for the Portfolio under a sub-subadvisory agreement with the Portfolio’s former sub-adviser since June 2021. Ryan Stever, Ph.D., Chief Investment Officer of Intech and Adrian Banner, Ph.D., Portfolio Manager and Head of Australia of Intech, have been portfolio managers of the Portfolio since June 2022 and September 2021, respectively.
20

Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
21

AVIP Federated Core Plus Bond Portfolio
Investment Objective
Seeks to provide total return.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses	0.06%	0.06%(1)
Acquired Fund Fees & Expenses	0.01%	0.01
Total Annual Fund Operating Expenses	0.58%	0.73%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed-income investments. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a sub-advisory agreement with the Adviser.
The Portfolio pursues its investment objective by investing primarily in U.S. dollar denominated, investment-grade, fixed income securities. In addition, the Portfolio may invest in other fixed income investments including high-yield, non-U.S. dollar denominated fixed income securities and foreign currencies when Federated Investment considers the risk-return prospects of those sectors to be attractive. Federated Investment expects that, normally, no more than 15% of the Portfolio’s total assets will be invested in securities that are rated below investment grade. However, the Portfolio may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (otherwise known as “junk bonds”). The maximum amount that the Portfolio may invest in non-U.S. dollar denominated
22

fixed-income securities and foreign currencies is 20% of the Portfolio’s total assets. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”). Noninvestment-grade, fixed-income securities are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by Federated Investment. Federated Investment seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the sectors that Federated Investment expects to offer the best balance between total return and risk and thus offer the greatest potential for return.
The Portfolio may invest in non-currency derivative contracts (such as, for example, futures contracts and option contracts) to implement its investment strategies. The Portfolio may also use derivative contracts to increase or decrease the Portfolio’s exposure to the investments underlying the derivative contracts in an attempt to benefit from changes in the value of the underlying investments. There can be no assurance that the Portfolio’s uses of derivatives contracts will work as intended. Derivative investments made by the Portfolio are included within the Portfolio’s 80% policy and are calculated at market value. Federated Investment may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain of the government securities in which the Portfolio invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Portfolio may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Portfolio may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support.
Federated Investment actively manages the Portfolio seeking total returns over longer time periods in excess of the ICE BofA U.S. Broad Market Index. The ICE BofA U.S. Broad Market Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities.
Federated Investment utilizes a five-part decision making process, focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management. This five-part investment process is designed to capitalize on the depth of experience and focus of each of Federated Investment’s fixed-income sector teams – government, corporate, mortgage-backed, asset-backed, high-yield and international. There can be no assurance that Federated Investment will be successful in achieving investment returns in excess of the ICE BofA U.S. Broad Market Index.
When selecting investments for the Portfolio, the Portfolio can invest in securities directly or in other investment companies, including, for example, funds advised by Federated Investment or its affiliates (which are not available for general investment by the public), as an efficient means of implementing its investment strategies.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Asset-Backed Securities Risk – The value of asset-backed securities (ABS) may be affected by certain factors, such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
23

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
Derivatives Risk — Derivatives instruments (such as futures, options, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.
24

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.
Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.
Underlying Fund Risk — The risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of the Portfolio to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Portfolio bears underlying fund fees and expenses indirectly.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last four years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
25

TABLE I
AVIP Federated Core Plus Bond Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
Since inception, the Portfolio’s highest return for a quarter was 6.58%. That was for the quarter ended on December 31, 2023. The lowest return for a quarter was -5.44%. That was for the quarter ended on March 31, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP Federated Core Plus Bond Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	Since 5/1/20
AVIP Federated Core Plus Bond Portfolio	1.71%	(0.77)%
ICE BofA US Broad Market Index	1.47%	(1.39)%
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Federated Investment serves as the investment sub- adviser for the Portfolio. Federated Investment has been a sub-adviser for the Portfolio since May 1, 2020. Donald T. Ellenberger, a Senior Vice President, Senior Portfolio Manager and Head of the Multi-Sector Strategies Group of Federated Investment, Chengjun (Chris) Wu, CFA, a Vice President, Senior Portfolio Manager of Federated Investment and Jerome Conner, CFA, a Vice President, Senior Portfolio Manager of Federated Investment, have been portfolio managers of the Portfolio since May 2020.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
26

Additional Information About the Fund
In addition to the information included in the above summary sections, further information about the Fund and its Portfolios is provided below.
Investment Objectives
The investment objective of each Portfolio may be changed by the Board of Directors without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective. The investment objective and the principal investment strategies of each Portfolio are disclosed above.
Certain Investments and Related Risks
The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.
Temporary Defensive Measures
Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. High portfolio turnover may result in lower investment returns based on increased brokerage expenses.
Portfolio Manager’s Determination to Sell a Security
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
High Portfolio Turnover
High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a Portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other Portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.
Primary Investments
The following investment policy is non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in the policy.
The following Portfolio, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in the type of securities reflected in the name of the Portfolio and/or as described in the Portfolio’s Principal Investment Strategies: AVIP Federated Core Plus Bond Portfolio (fixed-income investments).
Market and Geopolitical Risk
A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth- oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.
27

Armed conflicts, the responses and sanctions by other countries and the potential for wider conflicts can have adverse effects on regional and global economies and may strain global supply chains and negatively impact global growth and inflation.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty. Similarly, conflict, loss of life, and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have broad ranging market effects, such as boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals, as well as significant negative impacts on and increased volatility in the financial markets for certain securities and commodities, such as oil and natural gas. The effects of these events and the resultant effects on the Portfolio cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Portfolio.
Risk of Investing in the United States
A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Principal and Non-Principal Investment Strategies and Related Risks
Investments and Related Risks	AVIP Constellation Managed Risk Balanced Portfolio	AVIP Constellation Managed Risk Moderate Growth Portfolio	AVIP Constellation Managed Risk Growth Portfolio	AVIP Intech U.S. Low Volatility Portfolio	AVIP Federated Core Plus Bond Portfolio
Liquidity Risk	Principal	Principal	Principal	Principal	Principal
Foreign Investment Risk	Principal	Principal	Principal	Non-Principal	Principal
Use of Derivatives	Principal	Principal	Principal	Non-Principal	Principal
Futures	Principal	Principal	Principal	Non-Principal	Principal
Debt Securities	Principal	Principal	Principal	Non-Principal	Principal
Lower-Rated Debt Securities	Principal	Principal	Principal	Non-Principal	Principal
Mortgage-Backed Securities	Principal	Principal	Principal	Non-Principal	Principal
28

Investments and Related Risks	AVIP Constellation Managed Risk Balanced Portfolio	AVIP Constellation Managed Risk Moderate Growth Portfolio	AVIP Constellation Managed Risk Growth Portfolio	AVIP Intech U.S. Low Volatility Portfolio	AVIP Federated Core Plus Bond Portfolio
Government Securities	Principal	Principal	Principal	Non-Principal	Principal
Exchange Traded Funds	Principal	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds	Principal	Principal	Principal	Non-Principal	Non-Principal
Large Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Options	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Asset-Backed Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Investing in Securities of Other Investment Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Treasury Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Inflation-Protected Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Loans	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Foreign Currency Forwards	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Swaps	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Smaller Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Restricted Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Growth and Value Oriented Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Foreign Investments (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Foreign securities are securities of issuers based outside the United States. These include issuers:
●
that are organized under the laws of, or have a principal office in, another country; or
●
that have the principal trading market for their securities in another country; or
●
that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:
●
changes in currency rates;
●
currency exchange control regulations;
●
seizure or nationalization of companies or their assets;
●
political or economic instability;
●
unforeseen or increases in taxes, duties or tariffs;
29

●
difficulty in obtaining or interpreting financial information under foreign accounting standards;
●
trading in markets that are less efficient than in the U.S.;
●
lack of information regarding securities issuers;
●
imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);
●
reversion to closed markets or controlled economies;
●
national economies based on a few industries or dependent on revenue from certain commodities;
●
local economies and/or markets vulnerable to global conditions;
●
volatile inflation rates and debt burdens; and
●
less regulatory protection.
These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.
Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to meet cash obligations or take advantage of other investment opportunities.
These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility.
In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.
The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges. This may adversely impact a Portfolio’s performance.
Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the portfolio to miss attractive investment opportunities or to incur losses.
30

Use of Derivatives (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above. Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
Futures (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio.
The use of futures transactions entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.
Debt Securities (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.
The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.
Lower-Rated Debt Securities (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.
31

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the Portfolio’s ability to sell its securities at prices approximating the values that Portfolio had placed on such securities. If there is no liquid trading market for its securities, a Portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.
Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of Portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio’s net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.
Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower- rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a Portfolio to sell lower rated securities or the Portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a Portfolio’s net asset value. In order to enforce its rights in the event of a default, a Portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the Portfolio’s operating expenses and adversely affect the Portfolio’s net asset value. A Portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a Portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.
A Portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
S&P Lower Bond Ratings
Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.
BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

32

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C
The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D”
rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.
Mortgage-Backed Securities (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Mortgage-backed and other asset-backed securities (residential and commercial), including collateralized mortgage obligations and non government mortgage-backed securities, represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Government Securities (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio and AVIP Federated Core Plus Bond Portfolio)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
33

Mortgage-backed securities guaranteed by a federal agency or instrumentality are treated as government securities. Although such a guarantee protects against credit risk, it does not eliminate it entirely or reduce other risks.
Exchange Traded Funds (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio)
Each Portfolio may invest in various ETFs. An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.
Index-based ETFs are designed to track the performance of specified market indexes. In some cases, an ETF may track a multiple of its index, an inverse of its index, or even a multiple inverse of its index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.
The returns of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. A Portfolio will incur brokerage costs when it purchases ETFs.
Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.
Unless permitted by the 1940 Act or the rules thereunder, the Portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, a Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations. Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders.
Fund of Funds (Principal Strategy for AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio)
●
Because the Portfolios invest directly in the underlying funds, all risks associated with the underlying funds apply to the Portfolios. To the extent a Portfolio invests significantly in a particular underlying fund, the Portfolio will have significant exposure to the risks of that underlying fund.
●
Because the Portfolios invest their assets in various underlying funds, the Portfolios’ ability to meet their investment objectives will depend on the ability of the underlying funds to meet their own investment objectives.
●
The underlying funds will not necessarily make consistent investment decisions. One underlying fund may buy the same security that another underlying fund is selling. The Portfolio would indirectly bear the costs of both trades.
●
Because the Portfolios invest in underlying funds, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the underlying funds. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.
34

●
The ability of the Portfolios to achieve their investment objectives depends on the Adviser’s skill in selecting the asset classes and the mix of underlying funds. There is the risk that the Adviser’s evaluations and assumptions regarding the asset classes and underlying funds may be incorrect in view of actual market conditions.
●
The Adviser may be subject to potential conflicts of interest in the selection of underlying funds and allocation of the Portfolios’ investments among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain of the underlying funds (or their affiliates) may be higher than fees paid by other of the underlying funds. Other funds with similar investment objectives may perform better or worse than the underlying funds.
●
From time to time, large purchases or redemptions from the underlying funds could affect the performance of the underlying funds and, therefore, the performance of the Portfolios.
Large Capitalization Companies (Principal Strategy for AVIP Intech U.S. Low Volatility Portfolio only)
Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage.
Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.
Options (Principal Strategy for AVIP Federated Core Plus Bond Portfolio only)
An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.
A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.
Asset-Backed Securities (Principal Strategy for AVIP Federated Core Plus Bond Portfolio only)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like collateralized mortgage obligations, asset-backed securities may be structured as floaters, inverse floaters, interest- only and principal-only.
35

Investing in Securities of Other Investment Companies (Principal Strategy for AVIP Federated Core Plus Bond Portfolio only)
A Portfolio may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
Additionally, a Portfolio may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Treasury Securities (Principal Strategy for AVIP Federated Core Plus Bond Portfolio only)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Inflation-Protected Securities (Principal Strategy for AVIP Federated Core Plus Bond Portfolio only)
Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (“deflation”), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as TIPS, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.
Loans
Investments in loans may include various commercial loans, including bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below. In addition, loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans in which a Portfolio invests, a Portfolio relies on the Adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio. Loan instruments also may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to a Portfolio and, if a Portfolio’s exposure to such investments is substantial, could impair a Portfolio’s ability to meet shareholder redemptions in a timely manner. In the event any loan instruments take longer than seven days to settle, it is anticipated that such redemptions would be covered with other liquid assets in a Portfolio, with such redemptions typically to be covered by cash holdings. Liquid high yield bonds may also be utilized if necessary. Additionally, loan instruments may not be considered securities and therefore may not be afforded the protections of the securities laws.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
36

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will typically be against the property securing the DIP loan.
Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Foreign Currency Forwards
In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Each Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.
A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.
When a forward contract’s delivery date arrives, a Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.
It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, a Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, a Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.
Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.
Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Portfolio would receive (or pay) only the amount by which its payment under the contract is less than
37

(or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Smaller Capitalization Companies
Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in a Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.
Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.
Convertible Securities
Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities. As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.
Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.
Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.
Restricted Securities
Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Board of Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.
38

Growth and Value Oriented Companies
By investing in a mix of growth and value companies, a Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.
Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.
Foreign Government Securities
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage- related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi- governmental agencies.
Additional Information Regarding Security Selection
As part of the analysis in its security selection process for the AVIP Federated Core Plus Bond Portfolio, among other factors, Federated Investment also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Portfolio may invest. Federated Investment may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but it may be used by Federated Investment as an additional input in its primary analysis.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
Fund Management
The Adviser is a subsidiary of ONLH Holdings, LP, which is the indirect parent company of AuguStar® Life Insurance Company (“ALIC”). The Adviser uses ALIC’s investment personnel and administrative systems. As such, the personnel of the Adviser are employees of ALIC who provide investment services to the Adviser. The Adviser has no employees of its own. The Adviser is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ALIC.
ALIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ALIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.
39

Each of the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio operate as a “fund of funds.” In this structure, each Portfolio invests in other exchange-traded funds or mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other exchange-traded funds or mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.
A discussion regarding the basis for the Board of Directors approving the renewal of the advisory agreement is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2024.
Investment Advisory Fees
As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid.
In 2024, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

AVIP Constellation Managed Risk Balanced Portfolio	0.55%
AVIP Constellation Managed Risk Moderate Growth Portfolio	0.55%
AVIP Constellation Managed Risk Growth Portfolio	0.55%
AVIP Intech U.S. Low Volatility Portfolio	0.57%
AVIP Federated Core Plus Bond Portfolio	0.51%
Management of Portfolios
The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Portfolios’ shares.
Sachin Jain is President of the Adviser. Mr. Jain joined ALIC as Senior Vice President in October 2023 and has been Senior Vice President and Chief Investment Officer since February 2024. Prior to joining ALIC, Mr. Jain was a Portfolio Manager at Tilden Park Capital Management LP, where he served from 2020 to 2023. Mr. Jain was also a Portfolio Manager at Point72 Asset Management LP from 2018 to 2020. Prior to that, he served as a Portfolio Manager at Hutchinhill Portfolio Management LLC from 2016 to 2018 and as a Portfolio Manager at DW Partners LP from 2009 to 2016. He has also worked for Brevan Howard US Asset Management LP, Morgan Stanley and Amaranth LLC. Mr. Jain holds a Master of Science in Financial Mathematics from Stanford University, California and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology, Delhi.
Mark W. Kehoe serves as co-portfolio manager for the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, and AVIP Constellation Managed Risk Growth Portfolio. Mr. Kehoe has been a portfolio manager for each portfolio since June 2, 2025. Prior to joining the Adviser, Mr. Kehoe was a portfolio manager at MacKayShields, a New York Life Investments Company where he served from 2019 to 2025. Mr. Kehoe was also previously a Senior Credit Research Analyst at Goldman Sachs & Co. LLC from 2008 to 2019. Mr. Kehoe began his career at Credit Suisse First Boston in London, building a foundation as an equity research analyst and later at Merrill Lynch in New York. He is an honors economics graduate of the University of Dublin, Trinity College, earned an MBA from the Columbia University School of Business, and is a Chartered Financial Analyst (CFA) charterholder.
Intech Investment Management LLC (“Intech”) has managed the AVIP Intech U.S. Low Volatility Portfolio since August 19, 2022. Prior to that, Intech served as the sub-subadviser to the Portfolio since May 1, 2020. Intech is located at 250 S. Australian Avenue, Suite 1700, West Palm Beach, Florida 33401. Intech is a specialized global equity management firm that applies advanced mathematics and systematic portfolio rebalancing to harness a reliable source of excess returns and a key to risk control — stock price volatility. Founded in 1987 by pioneering mathematician Dr. E. Robert Fernholz, the firm serves some of the world’s leading institutional investors. Intech applies its investment approach across four investment platforms which address specific return and risk objectives – relative or absolute. These strategies only differ by the client’s desired benchmark and risk budget and include enhanced equity, active equity, defensive equity and absolute return investment solutions within the U.S., global and non-U.S. regions. As of December 31, 2024, Intech managed $13.36 billion in assets under management.The portfolio managers of the AVIP Intech U.S. Low Volatility Portfolio are Ryan Stever, Ph. D. and Adrian Banner, Ph. D. The overall process is overseen by
40

Dr. Stever, who has ultimate responsibility for all aspects of the investment process. Dr. Stever and Dr. Banner oversee the portfolio optimization process, whereas Intech’s trading team oversees the trading necessary to implement portfolio rebalancing. No individual has particular responsibility for specific stages of the process.Dr. Stever is Executive Vice President and Chief Investment Officer of Intech. Dr. Stever implements Intech’s investment process and researches future enhancements. He is responsible for ensuring Intech draws on leading-edge quantitative and analytical resources to capitalize on evolving capital markets, including overseeing Intech’s research technology platform. Before being named deputy chief investment officer since joining Intech in September 2022, Dr. Stever held positions at BlackRock, serving as the managing director, head of quantitative strategies at Aperio; Citadel, serving as senior researcher, director of equity investment research; and Acadian Asset Management, serving as senior vice president, portfolio manager, and co-director of global equity research. Prior to these positions, Dr. Stever served as a financial economist at the Bank for International Settlements. He began his career as a research associate at the Federal Reserve Bank of San Francisco. Dr. Stever has also acted as a consultant on multiple agreements. Dr. Stever earned an MS and PhD in Finance from the University of California, Berkeley, and undergraduate degrees in economics and mathematics from Vassar College.
Dr. Banner is Executive Vice President, Head of Australia and Portfolio Manager of Intech. Dr. Banner has served in a CIO capacity, holding both CIO and Co-CIO positions, since 2009. He also served as the firm’s chief executive officer from November 2012 to March 2022. Since joining Intech in August 2002, Dr. Banner has been an integral part of the firm’s research team. Having held various roles on the team, Dr. Banner has extensive knowledge of the firm’s trading systems, optimization programs, and research initiatives, both on an operational and theoretical basis. Dr. Banner has lectured on the stability of market capitalization and low-volatility equity portfolios at a number of academic and professional conferences and has authored several scholarly papers on Stochastic Portfolio Theory.
Federated Investment Management Company (“Federated Investment”) has managed the AVIP Federated Core Plus Bond Portfolio since May 1, 2020. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Hermes, Inc. (“Federated Hermes”). Together with other Federated Hermes affiliates, Federated Investment manages the Federated group of mutual funds. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
The portfolio managers of the AVIP Federated Core Plus Bond Portfolio are Donald T. Ellenberger, Chengjun (Chris) Wu, CFA, and Jerome Conner, CFA.
Donald T. Ellenberger has been a senior portfolio manager of the AVIP Federated Core Plus Bond Portfolio since May 2020. Mr. Ellenberger is a Senior Vice President, Senior Portfolio Manager and Head of the Multi-Sector Strategies Group of Federated Investment. Mr. Ellenberger joined Federated Hermes in 1996. Previously, Mr. Ellenberger was a Derivatives Trader/Portfolio Manager at BNY Mellon from 1986 to 1996. Mr. Ellenberger received his B.A. from The Pennsylvania State University and his M.B.A. from Stanford University.
Chengjun (Chris) Wu, CFA, has been a portfolio manager of the AVIP Federated Core Plus Bond Portfolio since May 2020. Mr. Wu is a Vice President, Senior Portfolio Manager of Federated Investment. Mr. Wu joined Federated Hermes in 2006. Previously, Mr. Wu was a Financial Analyst at Quantitative Risk Management, Inc. from 2004 to 2006 and a Senior Software Engineer at Motorola, Inc. from 2001 to 2004. Mr. Wu received his B.S. from Beijing Normal University, his M.S. from University of Illinois at Chicago and his M.B.A. from University of Chicago Booth School of Business. He is a CFA charterholder.
Jerome Conner, CFA, has been a portfolio manager of the AVIP Federated Core Plus Bond Portfolio since May 2020. Mr. Conner is a Vice President, Senior Portfolio Manager of Federated Investment. Mr. Conner joined Federated Hermes in 2002. Previously, Mr. Conner was an Associate at Riggs Capital Partners from 2000 to 2002, an Associate at Allied Capital from 1998 to 2000, and a Relationship Manager at Mellon Bank Corporate Banking from 1995 to 1997. Mr. Conner received his B.S. from the U.S. Naval Academy and his M.S. from Boston University. He is a CFA charterholder.
Sub-advisory Fees
As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers.
41

More Information About the Portfolios’ Fees and Expenses
With respect to the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the underlying funds instead of these Portfolios, if they are available for direct investment. Since these Portfolios pursue their investment objectives by investing in underlying funds, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the underlying funds. However, not all of the underlying funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios that is available in connection with the purchase of shares of the Portfolios.
The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each of these Portfolio’s assets among underlying funds and the actual expenses of the underlying funds. Additionally, certain underlying funds may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.
The Portfolios, by themselves, generally are not intended to provide a complete investment program. Investment in the Portfolios is intended to serve as part of a diversified portfolio of investments.
Selection of Sub-Advisers
The Adviser selects sub-advisers for portfolios, subject to the approval of the Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser.
A discussion regarding the basis for the Board of Directors approving the renewal of sub-advisory agreements is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission (“SEC”) for the fiscal year ended December 31, 2024.
The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the Board of Director’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than sub-advisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change.
The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Board of Directors regarding the performance and compliance of each sub-adviser.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
With respect to Class II Shares of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio, these Portfolios have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Portfolios to pay distribution and shareholder services fees to AuguStar Distributors, Inc. (the “Distributor”). For Class II Shares of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio, the Portfolios will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates (“intermediaries”) for services they provide on behalf of the Portfolios to current and prospective variable contract owners that invest in Class II Shares of the Portfolios. These services may include providing information about the Portfolios, teleservicing support, and delivering Portfolio documents, among others. Payment for these services also may help promote the sale of the shares of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio.
The amount of these distribution and shareholder services fees for Class II Shares may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Class II Shares of the Portfolios over another investment, including other classes or portfolios of the Fund.
Because the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio pay these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.
42

Purchase and Redemption of Fund Shares
Portfolio shares are offered only to separate accounts of ALIC and NSLAC in connection with their variable contracts and to portfolios of the Fund in connection with ALIC’s and NSLAC’s variable contracts. You may select Portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the Portfolios you select.
The net asset value of each Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio. The Board of Directors has designated the Adviser as the Fund’s “valuation designee” and delegated to the Adviser, subject to the Board of Directors’ oversight, the responsibility for determining or causing to be determined the value of the Fund’s investments. The Fund’s assets are valued primarily on the basis of readily available market quotations. If the valuation designee determines that current market prices or underlying fund net asset values are not readily available, or do not reflect fair value of a security, the valuation designee fair values the Fund’s assets in good faith in accordance with fair value procedures adopted by the Board of Directors. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the valuation designee believes reflects their fair value. This is intended to assure that a Portfolio’s net asset value fairly reflects security values as of the time of pricing.
Because the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.
The separate accounts of ALIC and NSLAC purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will typically be closed on the preceding Friday or the following Monday, respectively. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.
Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.
The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Frequent Purchases and Redemptions of Fund Shares
The Fund, ALIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt Portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market
43

timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, ALIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which they believe represent excessive or disruptive trading. You will be contacted the next business day by telephone to inform you if your requested transaction has been restricted or otherwise not honored by the insurance company. If you cannot be contacted by telephone, you or your registered representative will be contacted in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps that may be taken to discourage excessive trading and market timing. The Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.
The first time the contract owner is determined to have traded excessively, ALIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.
Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.
Upon the third instance of excessive trading, ALIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.
Either ALIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.
Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:
●
The number of transfers made in a defined period;
●
The dollar amount of the transfer;
●
The total assets of the Portfolios involved in the transfer;
●
The investment objectives of the particular Portfolios involved in the transfers; and/or
●
Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.
The various contracts issued by ALIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.
Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ALIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.
Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ALIC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of ALIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.
44

This policy may be altered or amended as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted ALIC, NSLAC or the Fund.
Dividends, Distributions and Taxes
Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.
Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.
Voting
Since shares of the Fund’s Portfolios are only sold to the separate accounts of insurance companies and to AVIP Model Portfolios, the insurance companies will see voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.
OTHER INFORMATION
Each of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio offers Class I Shares and Class II Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.
	Class I Shares	Class II Shares
Rule 12b-1 Distribution and Shareholder Servicing Plan Fee	None	Up to 0.25%
As noted in the table above, Shares of the AVIP Intech U.S. Low Volatility Portfolio and the AVIP Federated Core Plus Bond Portfolio are subject to a Rule 12b-1 Plan fee of up to 0.25% of each Portfolio’s average daily net assets as described herein. Because the minimum initial investment amount for Class I Shares and Class II Shares is the same and because Class I Shares are not subject to a Rule 12b-1 Plan fee, Class I Shares generally will be a less expensive investment option than Class II Shares.

Class I SharesClass I Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Class I Shares are offered in connection with individual and group flexible premium deferred variable annuity contracts sold prior to January 1, 2026.

Class II SharesClass II Shares are offered for sale at NAV, without the imposition of a sales charge. Class II Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Portfolio attributable to Class II Shares, computed on an annual basis. Class II Shares are offered in connection with individual flexible premium deferred variable annuity contracts expected to be sold after January 1, 2026.
Financial Highlights
The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Forn N-CSR filed with the Securities and Exchange Commission and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.
45

Financial Highlights of Augustar Variable Insurance Products Fund, Inc.
For the Five Years Ended December 31, 2024
 Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP Federated Core Plus Bond Portfolio
Year Ended December 31, 2024	$9.07	0.34	(0.18)	0.16	(0.28)	$8.95	1.71%	0.57%	3.48%	0.57%	$543.7	53%
Year Ended December 31, 2023	$8.83	0.25	0.20	0.45	(0.21)	$9.07	5.18%	0.57%	3.10%	0.57%	$585.1	32%
Year Ended December 31, 2022	$10.30	0.23	(1.54)	(1.31)	(0.16)	$8.83	(12.78)%	0.56%	2.22%	0.56%	$551.1	81%
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$716.5	40%
From May 1, 2020 (inception) to December 31, 2020 to December 31, 2021	$10.00	0.11	0.36	0.47	–	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$239.9	30%*
AVIP Intech U.S. Low Volatility Portfolio
Year Ended December 31, 2024	$10.51	0.17	1.93	2.10	(0.17)	$12.44	20.04%	0.61%	1.11%	0.61%	$623.4	77%
Year Ended December 31, 2023	$9.98	0.16	0.49	0.65	(0.12)	$10.51	6.59%	0.61%	1.34%	0.61%	$668.4	55%
Year Ended December 31, 2022	$11.12	0.13	(0.95)	(0.82)	(0.32)	$9.98	(7.33)%	0.62%	1.06%	0.62%	$738.4	78%
From June 25, 2021 (inception) to December 31, 2021	$10.00	0.05	1.07	1.12	–	$11.12	11.20%*	0.62%**	0.89%**	0.62%**	$983.6	32%*
AVIP Constellation Managed Risk Balanced Portfolio
Year Ended December 31, 2024	$9.60	0.29	0.59	0.88	(0.27)	$10.21	9.16%	0.60%†	2.42%†	0.60%†	$538.4	5%
Year Ended December 31, 2023	$8.52	0.25	0.93	1.18	(0.10)	$9.60	13.89%	0.59%†	2.43%†	0.59%†	$587.2	3%
Year Ended December 31, 2022	$10.23	0.10	(1.72)	(1.62)	(0.09)	$8.52	(15.84)%	0.61%†	1.58%†	0.61%†	$611.6	48%
From June 25, 2021 (inception) to December 31, 2021	$10.00	0.06	0.17	0.23	–	$10.23	2.30%*	0.62%**,†	1.22%**,†	0.62%**,†	$412.0	15%*
AVIP Constellation Managed Risk Moderate Growth Portfolio
Year Ended December 31, 2024	$12.30	0.31	1.10	1.41	(0.57)	$13.14	11.51%	0.60%†	1.99%†	0.60%†	$467.0	14%
Year Ended December 31, 2023	$10.59	0.26	1.45	1.71	–	$12.30	16.15%	0.59%†	2.13%†	0.59%†	$498.5	4%
From October 14, 2022 (inception) to December 31, 2022	$10.00	0.06	0.53	0.59	–	$10.59	5.90%*	0.61%**,†	2.58%**,†	0.61%**,†	$491.1	49%*
AVIP Constellation Managed Risk Growth Portfolio
Year Ended December 31, 2024	$12.68	0.29	1.58	1.87	(0.64)	$13.91	14.86%	0.61%†	1.78%†	0.61%†	$431.5	7%
Year Ended December 31, 2023	$10.60	0.24	1.84	2.08	–	$12.68	19.62%	0.59%†	1.93%†	0.59%†	$444.8	3%
From October 14, 2022 (inception) to December 31, 2022	$10.00	0.05	0.55	0.60	–	$10.60	6.00%*	0.61%**,†	2.45%**,†	0.61%**,†	$426.6	47%*
*Not Annualized
**Annualized
† The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
46

Additional Information
Additional information about AuguStar Variable Insurance Products Fund, Inc., has been filed with the SEC in a Statement of Additional Information (“SAI”), dated November 7, 2025, which is incorporated herein by reference.
In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and on Form N-CSR filed with the Securities and Exchange Commission. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the fund’s annual and semi-annual financial statements.
The SAI, annual reports, semi-annual reports, and other information such as Fund financial statements are available upon request and without charge by calling 877.781.6392 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. Using the contact information in the immediately preceding sentence, you may also request other information about the Fund and make inquiries. You can review the SAI, annual reports, semi- annual reports, the current prospectus, and other information such as Fund financial statements, free of charge, by logging onto our website at www.augustarfund.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

AuguStar® Variable Insurance Products Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464
47

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.    Subject to Completion—Dated September 9, 2025
AuguStar Variable Insurance Products Fund, Inc.
AVIP AB Relative Value Portfolio
(the “Portfolio”)

One Financial Way • Montgomery, Ohio 45242 • Telephone 877.781.6392
AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the “Fund”), a registered open-end management investment company, is a mutual fund with 25 separate investment portfolios. This Prospectus describes one series of the Fund. The Portfolio described in this Prospectus offers two classes of shares, Class I Shares and Class II Shares. The Portfolio’s investment adviser is Constellation Investments, Inc. (the “Adviser”). The Portfolio’s shares are offered only to separate accounts of AuguStar® Life Insurance Company (“ALIC”) and National Security Life and Annuity Company (“NSLAC”) and to Portfolios of the Fund in connection with ALIC and NSLAC’s variable annuity contracts (“variable contracts”). The separate accounts use the Portfolio’s shares as the underlying investments for variable contracts issued by ALIC and NSLAC. Some variable contracts do not permit allocations to the Portfolio. Your variable contract prospectus identifies the Portfolios available under your contract.
An investment in the Portfolio through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ALIC or NSLAC variable contract. Keep this prospectus for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

November 7, 2025
1

2

AVIP AB Relative Value Portfolio
Investment Objective
Seeks long-term growth of capital.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.09%	0.09%(1)
Total Annual Fund Operating Expenses	0.73%	0.98%
(1) Estimated for the current fiscal year.
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$[--]	$[--]	$[--]	$[--]
Class II	$[--]	$[--]	$[--]	$[--]
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes are trading at attractive valuations and that have strong or improving business models. AllianceBernstein monitors the fundamental performance of the Portfolio’s investments for signs of future financial success. AllianceBernstein relies heavily upon the fundamental analysis and research of its dedicated investment team for the Portfolio in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies included in the Russell 1000® Index and the S&P 500® Index, as well as other companies outside of these indices that are surfaced by the team as potentially attractive research candidates. Initially, the team screens for attractive security valuation and business model characteristics, including, but not limited to: free-cash-flow yield, price-to-earnings ratios, balance sheet quality, capital spending, shareholder return, profit margins, earning and sales revisions, and price momentum. The initial screening process surfaces approximately 300 candidates for further research. The team then conducts fundamental research to better understand the company’s business model, focusing on areas including: industry structure, company differentiation, cash flow volatility and sustainability, capital usage, and management quality.
3

AllianceBernstein recognizes that the perception of “attractive valuation” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.
Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.
Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.
Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.
Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last three years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
4

TABLE I
AVIP AB Relative Value Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1) Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 13.96%. That was the quarter ended on December 31, 2022. The lowest return for a quarter was -11.35%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
TABLE II
AVIP AB Relative Value Portfolio – Average Annual Total Returns
Average Annual Total Returns As of December 31, 2024	1 Year	Since 12/2/21
AVIP AB Relative Value Portfolio	12.74%	7.93%
S&P 500® Index*	25.02%	10.67%
Russell 1000® Value Index**	14.37%	7.93%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 1000® Value Index to the S&P 500® Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.
Returns are shown for Class I Shares only and will vary for Class II Shares due to the differing expenses for each class of shares.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub- adviser for the Portfolio. AllianceBernstein has been a sub-adviser for the Portfolio since December 2, 2021. John H. Fogarty, CFA, a Senior Vice President and Co-Chief Investment Officer at AllianceBernstein has been portfolio manager of the Portfolio since December 2021. Christopher Kotowicz, CFA, a Portfolio Manager and Senior Analyst for US Relative Value at AllianceBernstein has been a portfolio manager of the Portfolio since March 1, 2023. Adam Yee Senior Vice President of the Adviser at AllianceBernstein has been a portfolio manager since May 1, 2025.
5

 Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC's and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.
6

Additional Information About the Fund
In addition to the information included in the above summary sections, further information about the Portfolio is provided below.
Investment Objective
The investment objective of the Portfolio may be changed by the Board of Directors without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in the Portfolio’s investment objective. The investment objective and the principal investment strategies of the Portfolio are disclosed above.
Certain Investments and Related Risks
The kinds of investments described on the following pages can be made by the Portfolio. These risk considerations and others are further explained in the Statement of Additional Information.
Temporary Defensive Measures
The Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objective and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objective and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.
Portfolio Manager’s Determination to Sell a Security
The portfolio managers consider a variety of factors in determining whether to sell a security or shares of an underlying fund, including changes in market conditions, changes in prospects for the security or underlying fund, alternative investment possibilities and other factors they believe to be relevant.
Market and Geopolitical Risk
A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth- oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.
Armed conflicts, the responses and sanctions by other countries and the potential for wider conflicts can have adverse effects on regional and global economies and may strain global supply chains and negatively impact global growth and inflation.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty. Similarly, conflict, loss of life, and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have broad ranging market effects, such as boycotts, changes in consumer or purchaser preferences, possible cyberattacks on governments, companies, or individuals, as well as significant negative impacts on and increased volatility in the financial markets for certain securities and commodities, such as oil and natural gas. The effects of these events and the resultant effects on the Portfolio cannot be predicted with certainty. This uncertainty is likely to amplify other risks that apply to the Portfolio.
7

Risk of Investing in the United States
A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States are changing many aspects of financial, commercial, public health, environmental, and other regulation and may have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future. Although elevated debt levels do not necessarily indicate or cause economic problems, elevated public debt service costs may constrain future economic growth.
The United States has developed increasingly strained relations with a number of foreign countries. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. Likewise, war, natural disasters, terrorism, internal political discord, public health emergencies such as pandemics and epidemics, trade disputes with key trading partners and associated tariffs, and similar events can result in a wide range of social and economic disruptions and challenge businesses and their revenues across most sectors. These events have also resulted in and may continue to have adverse impacts on the U.S. economy and the issuers in which the Fund invests.
Foreign Investments (Non-Principal)
Foreign securities are securities of issuers based outside the United States. These include issuers:
●
that are organized under the laws of, or have a principal office in, another country; or
●
that have the principal trading market for their securities in another country; or
●
that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.
Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:
●
changes in currency rates;
●
currency exchange control regulations;
●
seizure or nationalization of companies or their assets;
●
political or economic instability;
●
unforeseen or increases in taxes, duties or tariffs;
●
difficulty in obtaining or interpreting financial information under foreign accounting standards;
●
trading in markets that are less efficient than in the U.S.;
●
lack of information regarding securities issuers;
●
imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);
●
reversion to closed markets or controlled economies;
●
national economies based on a few industries or dependent on revenue from certain commodities;
●
local economies and/or markets vulnerable to global conditions;
●
volatile inflation rates and debt burdens; and
●
less regulatory protection.
These factors may prevent the Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.
Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable
8

governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a position can adversely affect the Portfolio’s or underlying fund's value or prevent a Portfolio or underlying fund from being able to meet cash obligations or take advantage of other investment opportunities.
These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of the Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility.
In selecting foreign investments, the Adviser and AllianceBernstein seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the Portfolio may invest.
The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges. This may adversely impact a Portfolio’s performance.
Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when the Portfolio’s shareholders cannot redeem shares.
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Portfolio to make intended securities purchases or sales due to settlement problems could cause a Portfolio to miss attractive investment opportunities or to incur losses.
Use of Derivatives (Non-Principal)
The Portfolio may invest in derivatives. Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a portfolio that qualifies as a “limited derivatives user” (generally, a portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the portfolio’s derivatives risks, while a portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
Futures (Non-Principal)
Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contract creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Portfolio, to protect against possible changes in interest rates, or to generate income or gain for the Portfolio.
The use of futures transactions entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.
9

Exchange Traded Funds (Non-Principal)
The Portfolio may invest in various ETFs. An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.
Index-based ETFs are designed to track the performance of specified market indexes. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain ETFs may be actively managed. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.
The returns of index-based ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. The Portfolio will incur brokerage costs when it purchases ETFs.
Select index ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolio may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.
The Portfolio’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations require the Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, the Portfolio’s investments in all ETFs may not exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations. Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions.
Large Capitalization Companies
Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage.
Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.
Options (Non-Principal)
An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.
The Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to
10

the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
Rather than delivering or buying securities upon exercise of an option, the Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option the Portfolio has purchased, the Portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.
Investing in Securities of Other Investment Companies (Non-Principal)
The Portfolio may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
Additionally, the Portfolio may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Foreign Currency Forwards (Non-Principal)
In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, the Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The Portfolio may engage in such transactions to implement its investment strategy. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.
A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way the Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.
When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.
It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, the Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.
Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect the Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of the Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.
Swaps (Non-Principal)
The Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its
11

payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Smaller Capitalization Companies
Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in the Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.
Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for the Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.
Growth and Value Oriented Companies
By investing in a mix of growth and value companies, the Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.
Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
Fund Management
The Adviser is a subsidiary of ONLH Holdings, LP, which is the indirect parent company of AuguStarSM Life Insurance Company (“ALIC”). The Adviser uses ALIC’s investment personnel and administrative systems. As such, the personnel of the Adviser are employees of ALIC who provide investment services to the Adviser. The Adviser has no employees of its own. The Adviser is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ALIC.
ALIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ALIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.
Details of the approval of the continuation of the advisory agreement with respect to Portfolio are discussed in the Portfolio’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2024.
12

Investment Advisory Fees
As compensation for its services to the Portfolio, the Adviser receives monthly fees from the Portfolio at annual rates on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid.
For its services to the Portfolio, the Adviser is entitled to a fee at the following annualized rates of the average daily net assets:

AVIP AB Relative Value Portfolio	0.64%
Management of Portfolios
The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Portfolio’s shares.
Sachin Jain is President of the Adviser. Mr. Jain joined ALIC as Senior Vice President in October 2023 and has been Senior Vice President and Chief Investment Officer since February 2024. Prior to joining ALIC, Mr. Jain was a Portfolio Manager at Tilden Park Capital Management LP, where he served from 2020 to 2023. Mr. Jain was also a Portfolio Manager at Point72 Asset Management LP from 2018 to 2020. Prior to that, he served as a Portfolio Manager at Hutchinhill Portfolio Management LLC from 2016 to 2018 and as a Portfolio Manager at DW Partners LP from 2009 to 2016. He has also worked for Brevan Howard US Asset Management LP, Morgan Stanley and Amaranth LLC. Mr. Jain holds a Master of Science in Financial Mathematics from Stanford University, California and a Bachelor of Technology in Mechanical Engineering from the Indian Institute of Technology, Delhi.
The Adviser uses another investment adviser firm as sub-adviser to direct the investments of the Portfolio.
AllianceBernstein has managed the AVIP AB Relative Value Portfolio since December 2, 2021. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee, 37203. AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2024, AllianceBernstein managed approximately $792 billion in assets.
The portfolio managers of the Portfolio are John H. Fogarty, CFA, Christopher Kotowicz, CFA, and Adam Yee.
John H. Fogarty has been a portfolio manager of the Portfolio since December 2021. Mr. Fogarty is a Senior Vice President and Co-Chief Investment Officer for US Growth Equities at AllianceBernstein, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York
Christopher Kotowicz has been a portfolio manager of the Portfolio since March 1, 2023. Mr. Kotowicz joined the firm in 2007 and is a Portfolio Manager and Senior Research Analyst for US Relative Value. He is also a Senior Research Analyst for the US Growth Equities team. As a Senior Research Analyst, Mr. Kotowicz is responsible for lead coverage of the industrials, energy and materials sectors. He was previously a sell-side analyst at A.G. Edwards, where he followed the electrical equipment and multi-industry group for four years. Prior to that, Mr. Kotowicz worked in the industrial sector, mostly in a technical sales and business development capacity, for Nooter/Eriksen and Nooter Fabricators, each a subsidiary of CIC Group. He holds a BS in civil engineering from the University of Missouri, Columbia, and an MBA (with honors) from the Olin Business School at Washington University. He is a CFA charterholder. Location: Chicago
Adam Yee has been a portfolio manager of the portfolio since May 1, 2025. Adam Yee joined the firm in 2004 and is a Senior Vice President, Co-Portfolio Manager and Senior Quantitative Analyst for US Relative Value. He is also a Senior Quantitative Analyst for the US Growth Equities team. Yee previously served as a senior associate portfolio manager within the Global Portfolio Management Group, where he covered growth equity products. Yee holds a BA in economics from Trinity College and an MBA in finance from Fordham University’s Graduate School of Business (now the Gabelli School of Business). Location: New York
13

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to AllianceBernstein. These fees are paid from the Adviser’s assets and do not affect the Portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by AllianceBernstein.
Selection of Sub-Advisers
The Adviser selects sub-advisers for portfolios, subject to the approval of the Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser.
A discussion regarding the basis for the Board of Directors approving the continuation of the sub-advisory agreement with respect to the Portfolio is available in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2024.
The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the oversight and approval of the Fund’s Board of Directors, to enter into, materially amend and terminate sub-advisory agreements (other than sub-advisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change.
The Adviser monitors the compliance of AllianceBernstein with the investment objectives and policies of the Portfolio. The Adviser reviews the performance of AllianceBernstein to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund’s Board of Directors regarding the performance and compliance of AllianceBernstein.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
With respect to Class II Shares of the Portfolio, the Portfolio has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Portfolio to pay distribution and shareholder services fees to AuguStar Distributors, Inc. (the “Distributor”). For Class II Shares, the Portfolio will pay distribution and shareholder services fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates (“intermediaries”) for services they provide on behalf of the Portfolio to current and prospective variable contract owners that invest in Class II Shares of the Portfolio. These services may include providing information about the Portfolio, teleservicing support, and delivering Portfolio documents, among others. Payment for these services also may help promote the sale of the Portfolio’s shares.
The amount of these distribution and shareholder services fees for Class II Shares may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Class II Shares of the Portfolio over another investment, including other series of the Fund.
Because the Portfolio pays these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment.
Purchase and Redemption of Fund Shares
Portfolio shares are offered only to separate accounts of ALIC and NSLAC in connection with their variable contracts and to portfolios of the Fund in connection with ALIC’s and NSLAC’s variable contracts. You may select portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.
The net asset value of the Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio. The Board of Directors has designated the Adviser as the Fund’s “valuation designee” and delegated to the Adviser, subject to the Board of Directors’ oversight, the responsibility for determining or causing to be determined the value of the Fund’s investments. The Fund’s assets are valued primarily on the basis of readily available market quotations. If the valuation designee determines that market prices are not readily available or do not accurately reflect the fair value for a security, the valuation designee fair values the Portfolio’s assets in good faith in accordance with procedures adopted
14

by the Board of Directors. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the valuation designee believes reflects their fair value. This is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing.
The separate accounts of ALIC and NSLAC and the portfolios of the Fund purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.
Under normal and stressed circumstances, the Portfolio expects to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.
The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Frequent Purchases and Redemptions of Fund Shares
The Fund, ALIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolio can disrupt Portfolio investment strategies and increase the Portfolio’s operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolio. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolio is not designed to accommodate excessive trading practices. The Fund, ALIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. You will be contacted the next business day by telephone to inform you if your requested transaction has been restricted or otherwise not honored by the insurance company. If you cannot be contacted by telephone, you or your registered representative will be contacted in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps may be taken to discourage excessive trading and market timing. The Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.
The first time the contract owner is determined to have traded excessively, ALIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.
Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.
Upon the third instance of excessive trading, ALIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.
15

Either ALIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolio. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.
Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:
●
The number of transfers made in a defined period;
●
The dollar amount of the transfer;
●
The total assets of the Portfolios involved in the transfer;
●
The investment objectives of the particular Portfolios involved in the transfers; and/or
●
Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.
The various contracts issued by ALIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.
Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ALIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.
Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ALIC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolio is not designed to accommodate frequent purchase or redemption requests. The ability of ALIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.
We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted ALIC, NSLAC or the Fund.
Dividends, Distributions and Taxes
The Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.
Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolio.
16

Voting

Since shares of the Fund’s Portfolios are only sold to the separate accounts of insurance companies and to AVIP Model Portfolios, the insurance companies will see voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

OTHER INFORMATION
Each Portfolio offers Class I Shares and Class II Shares, through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. You should always discuss the suitability of your investment with your financial intermediary or financial advisor.

	Class I Shares	Class II Shares
Rule 12b-1 Distribution and Shareholder Servicing Plan Fee	None	Up to 0.25%
As noted in the table above, the Portfolio’s Class II Shares are subject to a Rule 12b-1 Plan fee of up to 0.25% of the average daily net assets based on the average daily net assets of the Portfolio’s Class II Shares as described herein. Because the minimum initial investment amount for Class I Shares and Class II Shares is the same and because Class I Shares are not subject to a Rule 12b-1 Plan fee, Class I Shares generally will be a less expensive investment option than Class II Shares.
Class I Shares
Class I Shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge or shareholder servicing fee. Class I Shares are offered in connection with individual and group flexible premium deferred variable annuity contracts sold prior to January 1, 2026.
Class II Shares
Class II Shares are offered for sale at NAV, without the imposition of a sales charge. Class II Shares are subject to a Rule 12b-1 Plan fee up to 0.25% of the average daily net assets of a Portfolio attributable to Class II Shares, computed on an annual basis. Class II Shares are offered in connection with individual flexible premium deferred variable annuity contracts expected to be sold after January 1, 2026.
Financial Highlights
The financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table reflect the rates an investment in the Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s Form N-CSR filed with the Securities and Exchange Commission and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.
17

Financial Highlights of AuguStar Variable Insurance Products Fund, Inc.
For the Three Years Ended December 31, 2024
 Financial Highlights
	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
AVIP AB Relative Value Portfolio
Year Ended December 31, 2024	$11.09	0.18	1.23	1.41	(0.19)	$12.31	12.74%	0.73%	1.17%	0.73%	$120.7	52%
Year Ended December 31, 2023	$10.04	0.18	0.99	1.17	(0.12)	$11.09	11.71%	0.73%	1.62%	0.73%	$127.7	71%
Year Ended December 31, 2022	$10.52	0.12	(0.59)	(0.47)	(0.01)	$10.04	4.50%	0.74%	1.44%	0.74%	$125.7	81%
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	– (a)	0.52	0.52	–	$10.52	5.20%*	1.19%**	0.38%**	1.19%**	$77.6	5%*
*Not Annualized
**Annualized
(a) The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.
# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.
18

Additional Information
Additional information about AuguStar Variable Insurance Products Fund, Inc., has been filed with the SEC in a Statement of Additional Information (“SAI”), dated November 7, 2025, which is incorporated herein by reference.
In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and on Form N-CSR filed with the Securities and Exchange Commission. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. In the Form N-CSR, you will find the fund’s annual and semi-annual financial statements.
The SAI, annual reports, semi-annual reports, and other information such as Fund financial statements are available upon request and without charge by calling 877.781.6392 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. Using the contact information in the immediately preceding sentence, you may also request other information about the Fund and make inquiries. You can review the SAI, annual reports, semi- annual reports, the current prospectus, and other information such as Fund financial statements, free of charge, by logging onto our website at www.augustarfund.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http:// www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

AuguStar® Variable Insurance Products Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464
19

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Subject to Completion—Dated September 9, 2025
AuguStar Variable Insurance Products Fund, Inc.
One Financial Way
Montgomery, Ohio 45242
Telephone 877.781.6392
Statement of Additional Information
November 7, 2025
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses of AuguStar Variable Insurance Products Fund, Inc. (the “Fund”) dated November 7, 2025. References in this SAI to the Fund’s “prospectus” should be read to include all prospectuses offering the portfolios described herein.
The audited financial statements as of, and for the year ended, December 31, 2024, and the independent registered public accounting firm’s report in the Fund’s Form N-CSR, for the fiscal year ended December 31, 2024 are incorporated by reference (and are legally part of this SAI).
To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.augustarfund.com.

Fund History
The Fund, formerly known as Ohio National Fund, Inc., is an open-end management investment company which currently offers shares on behalf of each of 25 Portfolios. Shares of the AVIP Bond Portfolio, the AVIP BlackRock Balanced Allocation Portfolio, the AVIP BlackRock Advantage International Equity Portfolio, the AVIP Fidelity Institutional AM® Equity Growth Portfolio, the AVIP AB Small Cap Portfolio, the AVIP AB Mid Cap Core Portfolio, the AVIP S&P 500® Index Portfolio, the AVIP Federated High Income Bond Portfolio, the AVIP BlackRock Advantage Large Cap Value Portfolio, the AVIP Nasdaq-100® Index Portfolio, the AVIP BlackRock Advantage Large Cap Core Portfolio, the AVIP BlackRock Advantage Small Cap Growth Portfolio, the AVIP S&P MidCap 400® Index Portfolio, the AVIP BlackRock Advantage Large Cap Growth Portfolio, the AVIP Constellation Dynamic Risk Balanced Portfolio, the AVIP Moderately Conservative Model Portfolio, the AVIP Balanced Model Portfolio, the AVIP Moderate Growth Model Portfolio, and the AVIP Growth Model Portfolio are offered by this SAI. The remaining 6 portfolios are offered by a separate SAI. Each Portfolio, except the AVIP Nasdaq-100® Index Portfolio, is diversified. The AVIP Nasdaq-100® Index Portfolio operates as a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest, overall, in a smaller number of issuers than a diversified fund. For information regarding the portfolios not covered by this SAI, please call the Fund at 877.781.6392 or log onto our website at www.augustarfund.com.
At present, the Fund sells its shares only to separate accounts of AuguStar® Life Insurance Company (“ALIC”), AuguStar® Life Assurance Corporation (“ALAC”), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable annuity contracts and variable life insurance policies. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.
The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the ON Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and the AVIP Bond Portfolio was created. The Fund has since ceased its operation of the Money Market Portfolio. The remaining Portfolios were added later.
Effective August 23, 2019, the ON Equity Portfolio reorganized into the AVIP BlackRock Advantage Large Cap Core Portfolio, the ON Capital Appreciation Portfolio reorganized into the AVIP BlackRock Advantage Large Cap Core Portfolio, the ON ClearBridge Small Cap Portfolio reorganized into the AVIP BlackRock Advantage Small Cap Growth Portfolio and the ON ICON Balanced Portfolio reorganized into the AVIP BlackRock Balanced Allocation Portfolio. As a result, the ON Equity Portfolio, ON Capital Appreciation Portfolio, ON ClearBridge Small Cap Portfolio and ON ICON Balanced Portfolio terminated as series of the Fund.
Effective May 29, 2020, the ON Foreign Portfolio reorganized into the AVIP BlackRock Advantage International Equity Portfolio and as a result, the ON Foreign Portfolio terminated as a series of the Fund.
Effective December 4, 2020, the AVIP Conservative Model Portfolio reorganized into the AVIP Moderately Conservative Model Portfolio and as a result, the AVIP Conservative Model Portfolio terminated as a series of the Fund.
Effective August 16, 2024, the AVIP Fidelity Institutional AM Equity Growth Portfolio underwent a reverse share split whereby shareholders of the portfolio received one share in exchange for every ten shares of the portfolio they owned at that time.
The Fund’s Portfolios covered by this SAI began at the following times:
AVIP Bond Portfolio	11/2/1982
AVIP BlackRock Balanced Allocation Portfolio	9/10/1984
AVIP BlackRock Advantage International Equity Portfolio	5/3/1993
AVIP Fidelity Institutional AM® Equity Growth Portfolio	3/31/1995
AVIP AB Small Cap Portfolio	1/3/1997
AVIP AB Mid Cap Core Portfolio	1/3/1997
AVIP S&P 500® Index Portfolio	1/3/1997
AVIP Federated High Income Bond Portfolio	5/1/1998
AVIP BlackRock Advantage Large Cap Value Portfolio	5/1/1998
AVIP Nasdaq-100® Index Portfolio	5/1/2000
AVIP BlackRock Advantage Large Cap Core Portfolio	5/1/2002
3

AVIP BlackRock Advantage Small Cap Growth Portfolio	5/1/2002
AVIP S&P MidCap 400® Index Portfolio	11/1/2005
AVIP BlackRock Advantage Large Cap Growth Portfolio	5/1/2007
AVIP Constellation Dynamic Risk Balanced Portfolio	5/1/2014
AVIP Moderately Conservative Model Portfolio	3/1/2017
AVIP Balanced Model Portfolio	3/1/2017
AVIP Moderate Growth Model Portfolio	3/1/2017
AVIP Growth Model Portfolio	3/1/2017
The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser” or “CINV”), a subsidiary of ONLH Holdings LP. The principal business address of ONLH Holdings L P and the Adviser is One Financial Way, Montgomery, Ohio 45242. The investment and reinvestment of the assets of the AVIP Bond Portfolio, the AVIP Constellation Dynamic Risk Balanced Portfolio and the fixed-income component of the AVIP BlackRock Balanced Allocation Portfolio are directed by CINV.
The investment and reinvestment of the AVIP Fidelity Institutional AM® Equity Growth Portfolio assets are managed by FIAM LLC (“FIAM”), as sub-adviser. The principal business address of FIAM is 900 Salem Street, Smithfield, Rhode Island 02917.
The investment and reinvestment of AVIP S&P 500® Index Portfolio, AVIP S&P MidCap 400® Index Portfolio, and AVIP Nasdaq-100® Index Portfolio assets are managed by Geode Capital Management, LLC (“Geode”) as sub-adviser. The principal business address of Geode is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.
The investment and reinvestment of AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, the equity component of the AVIP BlackRock Balanced Allocation Portfolio, AVIP BlackRock Advantage International Equity Portfolio and AVIP BlackRock Advantage Large Cap Value Portfolio assets are managed by BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser. The principal business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.
The investment and reinvestment of AVIP Federated High Income Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
The investment and reinvestment of AVIP AB Small Cap Portfolio and AVIP AB Mid Cap Core Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 501 Commerce Street, Nashville, Tennessee, 37203.
The principal underwriter and distributor of the Portfolios is AuguStar Distributors, Inc. (the “Distributor”).
Interests in the AVIP Bond Portfolio, AVIP BlackRock Balanced Allocation Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Small Cap Portfolio, AVIP AB Mid Cap Core Portfolio, AVIP S&P 500® Index Portfolio, AVIP Federated High Income Bond Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP S&P MidCap 400® Index Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, and AVIP Constellation Dynamic Risk Balanced Portfolio are represented by two separate classes of the Fund’s capital stock, par value $1. Interests in the AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio are represented by one separate class of the Fund’s capital stock, par value $1. All shares of each Portfolio have one vote per share and are freely transferable. When matters arise that affect only one Portfolio or only one class of a Portfolio, only the relevant shareholders are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a Portfolio, or class of a Portfolio, whose shareholders did not approve that matter.
Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.
4

All of the outstanding shares of these portfolios are owned of record by ALIC, ALAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ALIC, ALAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ALIC, ALAC and NSLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.
State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios. It is located at One Congress Street, Suite 1, Boston, Massachusetts 02111. For assets held outside the United States, Canada, Germany, and the United Kingdom, the custodian enters into subcustodial agreements.
5

Fund Performance
From time to time, the Fund’s affiliates may advertise the current yield, average annual total return and cumulative total returns for the Portfolios. The Fund’s affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most recent annual report and is available for free upon request.
Total return for a Portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each Portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the Portfolio for one-, five- and ten-year periods or from the Portfolio’s inception. Cumulative total return reflects a Portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.
Percentage changes in net asset value per share and total returns quoted for a Portfolio include the effect of deducting that Portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.
All performance quotations are based on historical investment performance and are not intended to indicate future performance.
The Fund’s affiliates may distribute sales literature comparing the performance of its Portfolios against the Consumer Price Index or established market indices such as the Standard & Poor’s 500® and MidCap 400® indices, one or more of Intercontinental Exchange's ICE BofA fixed income Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Russell 1000® Growth, 1000 Value®, 2000®, 2000® Growth or MidCap® Indices, the Nasdaq-100® Index, one or more Morningstar® Target Risk indices, or other management investment companies having investment objectives similar to the Portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each Portfolio may also be advertised.
The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain Portfolios or their sub- advisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.
The prospectuses set forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual Portfolios. The following discussion describes the Fund’s policy with respect to each Portfolio’s turnover rate.
Portfolio Turnover
Each Portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when a portfolio manager deems it appropriate to purchase or sell securities for a Portfolio. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund’s policy with respect to each Portfolio is as follows:
AVIP Bond Portfolio - This Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the Portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 150% annually. The turnover rate for this Portfolio was 21% in 2024.
AVIP BlackRock Balanced Allocation Portfolio – On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 64% in 2024.
AVIP BlackRock Advantage International Equity Portfolio – On average, the Portfolio’s turnover rate is 150% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 153% in 2024.
AVIP Fidelity Institutional AM® Equity Growth Portfolio - The turnover rate for this Portfolio can generally be expected to be less than 100% annually. The turnover rate for this Portfolio was 57% in 2024.
6

AVIP AB Small Cap Portfolio - The turnover rate for this Portfolio may exceed 100%. The turnover rate for this Portfolio was 100% in 2024.
AVIP AB Mid Cap Core Portfolio - The turnover rate for this Portfolio was 74% in 2024.
AVIP S&P 500® Index Portfolio - Securities held in this Portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this Portfolio was 4% in 2024.
AVIP BlackRock Advantage Large Cap Value Portfolio - The turnover rate for this Portfolio was 74% in 2024.
AVIP Federated High Income Bond Portfolio - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this Portfolio. The turnover rate for this Portfolio was 33% in 2024.
AVIP Nasdaq-100® Index Portfolio - Securities held in this Portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this Portfolio was 12% in 2024.
AVIP BlackRock Advantage Large Cap Core Portfolio - The turnover rate for this Portfolio was 71% in 2024.
AVIP BlackRock Advantage Small Cap Growth Portfolio - The turnover rate for this Portfolio was 49% in 2024.
AVIP S&P MidCap 400® Index Portfolio - Due to the passive investment strategy of the Portfolio, the rate of portfolio turnover may vary based on redemption requests. The turnover rate for this Portfolio was 23% in 2024.
AVIP BlackRock Advantage Large Cap Growth Portfolio – On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 101% in 2024.
AVIP Constellation Dynamic Risk Balanced Portfolio – The turnover rate for this Portfolio was 159% in 2024.
AVIP Moderately Conservative Model Portfolio – The turnover rate for this Portfolio was 18% in 2024.
AVIP Balanced Model Portfolio – The turnover rate for this Portfolio was 16% in 2024.
AVIP Moderate Growth Model Portfolio – The turnover rate for this Portfolio was 15% in 2024.
AVIP Growth Model Portfolio – The turnover rate for this Portfolio was 12% in 2024.
Investment Restrictions
Fundamental Investment Policies
The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular Portfolio, as appropriate. The Investment Company Act of 1940, as amended (the “1940 Act”), defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular Portfolio, such matter shall be deemed to have been effectively acted upon with respect to such Portfolio if a majority of the outstanding voting securities of such Portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.
As a matter of fundamental policy, each Portfolio:
1.
Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the Securities and Exchange Commission (“SEC”). This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.
2.
Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.
7

3.
Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
4.
Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.
5.
Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.
6.
Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.
7.
Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
Non-Fundamental Investment Policy – All Portfolios
Each non-fundamental policy (whether for all Portfolios collectively or for a specific Portfolio individually) may be changed by the Fund’s Board of Directors (the “Board”) in the future without shareholder approval. As a matter of non-fundamental policy:
1.
Each Portfolio will not invest, in the aggregate, more than 15% of its net assets (10% in the case of AVIP Bond Portfolio and AVIP BlackRock Balanced Allocation Portfolio) in illiquid securities. However, if more than 15% (10% in the case of the AVIP Bond Portfolio and AVIP BlackRock Balanced Allocation Portfolio) of Portfolio assets (defined as net assets plus the amount of any borrowings for investment purposes) are illiquid, a Portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets (10% in the case of the AVIP Bond Portfolio and AVIP BlackRock Balanced Allocation Portfolio).
2.
Each Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
Non-Fundamental Investment Policy – AVIP Bond Portfolio
As a matter of non-fundamental policy:
1.
The Portfolio will not sell securities short or purchase securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.
2.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in bonds.
Non-Fundamental Investment Policy – AVIP BlackRock Balanced Allocation Portfolio
As a matter of non-fundamental policy:
1.
The Portfolio will not sell securities short or purchase securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial
8

futures contracts, related options transactions or other permissible investments.
Non-Fundamental Investment Policies – AVIP BlackRock Advantage International Equity Portfolio
As a matter of non-fundamental policy:
1.
The Portfolio will not purchase any securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.
2.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in non-U.S. equity securities and equity-like instruments of companies included in or similar to those included in the MSCI EAFE Index (Net-USD).
Non-Fundamental Investment Policy – AVIP Fidelity Institutional AM® Equity Growth Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of companies of any market capitalization.
Non-Fundamental Investment Policy – AVIP AB Small Cap Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of small capitalization companies.
Non-Fundamental Investment Policy – AVIP AB Mid Cap Core Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of medium capitalization companies.
Non-Fundamental Investment Policy – AVIP S&P 500® Index Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks and other securities of companies that are included in the S&P 500® Index.
Non-Fundamental Investment Policy – AVIP Federated High Income Bond Portfolio
As a matter of non-fundamental policy:
1.
The Portfolio will not purchase any securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.
2.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.”
Non-Fundamental Investment Policy – AVIP BlackRock Advantage Large Cap Value Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of large capitalization value companies.
Non-Fundamental Investment Policy – AVIP Nasdaq-100® Index Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of companies that are included in the Nasdaq-100® Index.
9

Non-Fundamental Investment Policy – AVIP BlackRock Advantage Large Cap Core Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of large capitalization U.S. companies.
Non-Fundamental Investment Policy – AVIP BlackRock Advantage Small Cap Growth Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of small capitalization U.S. companies.
Non-Fundamental Investment Policy – AVIP S&P MidCap 400® Index Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks and other securities that are included in the S&P MidCap 400® Index.
Non-Fundamental Investment Policy – AVIP BlackRock Advantage Large Cap Growth Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of large capitalization U.S. companies.
10

Certain Investments and Risks
The following disclosures supplement the “Principal Investment Strategies,” “Principal Investment Risks” and “Certain Investments and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. The Adviser and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios’ investment objectives and policies and that doing so will help the Portfolios achieve their objectives. The debt security ratings referred to in the prospectus in connection with the investment policies of the Portfolios are defined in the Appendix to this Statement of Additional Information.
Call Options and Put Options
A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put has the right to sell, the underlying security at the exercise price during the option period.
Futures Contracts
A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500® Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.
Regulation as a Commodity Pool Operator
The Fund, on behalf of each of its Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
Options on Futures Contracts and Financial Indexes
Instead of entering into a financial futures contract, a Portfolio may buy and write options on futures contracts and financial indexes. A Portfolio may buy an option giving it the right to enter into such a contract at a future date. A Portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A Portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.
11

Margin Requirements for Futures Contacts
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:
•are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and
•are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its FCM and the custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and sub-advisers attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.
Derivative Transactions
Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
Foreign Currency Transactions
In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The AVIP BlackRock Advantage International Equity Portfolio and AVIP Federated High Income Bond Portfolio may engage in such transactions to implement their investment strategies.
The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.
12

At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.
Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
Hybrid Instruments
Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.
Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps.
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million Secured Overnight Financing Rate (“SOFR”) swap would require one party to pay to the other party the equivalent of the SOFR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.
13

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.
Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Adviser or sub-adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
Preferred Stock
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.
Equity Securities
Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Warrants
Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the
14

market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
Short Sales
Until a security borrowed in connection with a short sale (as described in the prospectus) is replaced, a Portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, or other liquid securities to assure Portfolio performance to the short sale broker. The amount deposited in the account is in addition to the proceeds of the short sale, which are retained by the broker. A Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a Portfolio also may make short sales “against the box,” a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale.
Borrowing Money
A Portfolio may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Portfolio. In addition, a Portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase agreements. To the extent a Portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.
Zero-Coupon and Pay-in-kind Debt Securities
Zero-coupon securities (or “step ups”) in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay- in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.
When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor. Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.
Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a Portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.
15

When-Issued and Delayed Delivery Transactions
When-issued and delayed delivery transactions are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. There are no fees or other expenses, other than normal transaction costs. However, the Portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No Portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.
Master Limited Partnerships
The Portfolios may invest in master limited partnerships (“MLPs”), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.
Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.
The Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.
Over-the-Counter Securities
Over-the-counter (“OTC”) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that a Portfolio will be able to close out an OTC position at an advantageous time or price.
Initial Public Offerings
The effect of initial public offerings (“IPOs”) on Portfolio performance depends on such factors as the number of IPOs in which a Portfolio invested, whether and to what extent the IPOs appreciated in value, and the Portfolio’s asset base. There is no assurance that a Portfolio’s investments in IPOs, if any, will have a positive effect on performance.
Royalty Trusts
Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and could be volatile because developments in the oil, gas and natural resources markets will affect payouts. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets.
16

Eventually, the income- producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.
Exchange Traded Funds
Each Portfolio may invest in various exchange traded funds (“ETFs”). An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.
Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed- end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.
Index-based ETFs are designed to track the performance of specified market indexes. In some cases, an ETF may track a multiple of its index, an inverse of its index, or even a multiple inverse of its index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.
The returns of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. A Portfolio will incur brokerage costs when it purchases ETFs.
Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.
Unless permitted by the 1940 Act, the Portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, a Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.
17

Investment Companies
The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits a Portfolio’s investments in other investment companies to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies (except pursuant to certain rules under the 1940 Act). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of, or rules under, the 1940 Act. The AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio and AVIP Growth Model Portfolio are known as “funds of funds” because they seek to achieve their investment objectives by investing in other mutual funds. The Portfolios may invest in affiliated and unaffiliated underlying funds. Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.
Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or Portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities and instruments in which the mutual funds invest and the investment techniques they may employ. Mutual funds (including the underlying funds) may invest in securities or instruments other than those described in this SAI. Also, mutual funds charge fees and incur operating expenses.
A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in the trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
Loans
Each Portfolio may invest in various commercial loans, including bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio's only recourse will be against the property securing the DIP loan.
18

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Mixed and Shared Funding
In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ALAC, ALIC, NSLAC and the Fund do not currently foresee any such disadvantage. The Board will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:
•changes in state insurance law;
•changes in federal income tax law;
•changes in the investment management of any Portfolio; or
•differences between voting instructions given by variable life and variable annuity contract owners.
The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ALAC’s and NSLAC’s separate accounts are the sole Fund shareholders. ALAC, ALIC, and NSLAC will vote the Fund shares attributable to your contracts as you direct.
Money Market Instruments
U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.
Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.
Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow,
19

and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.
Repurchase Agreements - Under a repurchase agreement, a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by a Portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.
Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or sub-adviser to present minimal credit risks in accordance with criteria established by the Board. The Adviser and sub-advisers review and monitor the creditworthiness of sellers under the Board’s general supervision. A Portfolio only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that a Portfolio have possession of the collateral. These agreements must also provide that the Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. A Portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian.
If the seller were to default, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A Portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the Portfolio might have a delay in obtaining its collateral. The Portfolio would then have a loss if the collateral declines in value.
The period of these repurchase agreements is usually short, from overnight to one week. At no time will a Portfolio invest in repurchase agreements for more than one year. These transactions enable a Portfolio to earn a return on temporarily available cash.
Money Market Funds - Open-end management investment companies registered under the 1940 Act that are regulated as money market funds under Rule 2a-7 of the 1940 Act.
Corporate Obligations
Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Portfolio sells a debt security to a bank or broker-dealer. The Portfolio agrees to repurchase it at a mutually agreed upon time and price. The Portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the Portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the Portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The SEC views these transactions as collateralized borrowings by the Portfolio. The Portfolios must abide by their investment restrictions for borrowing money.
Leveraging (Borrowing for Investment Purposes)
The 1940 Act requires a Portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a Portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the Portfolio to sell securities then.
20

Borrowing may increase a Portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that Portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The Portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Cyber Security
With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, sub-advisers, intermediaries, or third party service providers whose operations may impact the Fund. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds are invested, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future, which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, sub-advisers, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.
Risks Associated With the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of Portfolio securities.
Real Estate Investment Trusts
Real Estate Investment Trusts (“REITs”) lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Municipal Securities
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Portfolio may invest in taxable municipal securities.
21

Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
To Be Announced Securities
As with other delayed delivery transactions, a seller agrees to deliver a To Be Announced Security (“TBA”) at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.
Portfolio Holdings Disclosure Policy
It is the policy of the Fund to publicly disclose holdings of all the Portfolios in accordance with regulatory requirements, such as in periodic Portfolio disclosure in filings with the SEC. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities including, without limitation, the Fund’s custodians, accountants, administrators, investment adviser (and consultants, if any, used by the Adviser with respect to a Portfolio), sub-advisers, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.
Certain Portfolio information, such as top ten holdings (or, for Portfolios that invest primarily in underlying funds, a list of all underlying funds and/or top ten holdings of the underlying funds), sector holdings, and other Portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.
There are numerous mutual fund evaluation services that analyze the Portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable the Adviser (or any sub-adviser), to perform Portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the Adviser (or any sub-adviser) for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the Portfolios, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) Portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing Portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of Portfolio holdings.
The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.
22

Management of the Fund
Directors and Officers of the Fund
The Board is responsible for overseeing the management of all the Portfolios. The Board can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders. reviews and considers approval of the continuation of the investment advisory agreement with the Adviser, the distribution and shareholder services agreement with the Distributor, and the Portfolios’ Rule 12b-1 Distribution and Shareholder Services Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Portfolio's business.
Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 66	Chair, Director, Member of Audit and Independent Directors Committee	Indefinite; Since July 2020	President/Vice Chair (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	25	None
Geoffrey Keenan Age 66	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021)	25	None
Madeleine W. Ludlow Age 70	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010- present); General Partner: H Ventures (2020 – 2021); Director, ALLETE, Inc. (2004 – present)	25	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 76	Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present);	25	None
Julia W. Poston Age 64	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	Partner: Ernst & Young LLP (June 2002 – June 2020)	25	Director: Royce Funds; Independent Trustee: James Advantage Funds; Director: Al. Neyer Corp.; Director: Master Chemical Corporation

1 The mailing address of each Officer and Director is: c/o AuguStar Variable Insurance Products Fund, Inc. One Financial Way, Montgomery, Ohio 45242.
23

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Thomas G. Mooney Age 43	Interim President	Indefinite; Since March 2023
Vice President: CINV (February
2023 – Present); Mutual Fund
Analyst Officer: ALIC (February
2023 – Present); Fund Evaluation
Analyst: ALIC (July 2022 – February
2023); Full-time Parent (November
2017 – July 2022)
				NA	NA
C. Hunter Jones Age 62	Chief Compliance Officer	Indefinite; Since November 2024	Chief Compliance Officer: CINV (November 2024 – Present); Chief Counsel, OCA: Public Company Accounting Oversight Board (June 2015 to November 2024)	NA	NA
R. Todd Brockman Age 56	Treasurer	Indefinite; Since August 2004	Vice President, Mutual Fund Operations: ALIC and NSLAC (February 2014-present); Treasurer: CINV (August 2004 - present)	NA	NA
Daniel P. Leming Age 40	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016	Assistant Vice President, Mutual Fund Operations: ALIC (December 2020 – present); Director, Fund Operations and Analysis: ALIC (July 2018 – December 2020)	NA	NA
Megan K. Meyer Age 40	Secretary	Indefinite; Since August 2024
Second Vice President and General
Counsel,
Investments: Constellation
Insurance, Inc. (October 2023 –
Present); Associate
Counsel: Constellation Insurance,
Inc. f/k/a/ Ohio National Financial
Services (March 2021 – October
2023); Director and Real Estate
Counsel: Port of Greater Cincinnati
(August 2015 – March 2021)
				NA	NA
Zachary M. Pasker Age 33	Assistant Secretary	Indefinite; Since May 2025	Assistant Counsel to the Adviser (March 2025 – Present); Associate Attorney: Quarles & Brady LLP (July 2019 – March 2025)	NA	NA
24

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Matthew J. Donlan Age 34	Financial Reporting Officer	Indefinite; Since February 2023
Assistant Vice President, Mutual
Fund Financial Reporting: ALIC
(March 2024 – Present); Director,
Mutual Fund Financial
Reporting: ALIC (June 2021 –
Present); Assistant Director,
Mutual Fund Financial
Reporting: ALIC (January 2020 –
June 2021); Mutual Fund Reporting
Manager: ALIC (May 2017 –
December 2019)
				NA	NA
Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.
Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as Chair of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 26 years of experience with ALIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund. Ms. Poston has extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and currently serves as an independent trustee for another registered fund and as a director for other operating companies.
Specific details about each Director’s professional experience appear in the professional biography tables above.
Structure and Oversight
Board Structure. Christopher Carlson currently serves as Chair. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair. The Chair develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.
In addition, the Directors have appointed Lawrence L. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chair and management; and chairing the meetings of the Independent Directors. The Chair and Lead Independent Director may also perform such other functions as may be delegated by the
25

Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met six times in 2024.
Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2024. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.
The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met twice in 2024. The Audit Committee has elected Ms. Ludlow as its Chair. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”
Director Ownership in the Fund
None of the Directors directly owns shares of the Fund. As of December 31, 2024, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by AuguStar that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2024:
Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2024	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2024
Independent Directors
Christopher A. Carlson	over $100,000	over $100,000
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None
Julia W. Poston	None	None
26

Ownership of Securities of the Adviser and Related Companies
As of December 31, 2024, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any sub-adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.
Compensation of Directors
Directors were compensated as follows in 2024:
Director	Aggregate Compensation From the Fund
Madeleine W. Ludlow	$180,000
Lawrence L. Grypp	$170,000
Geoffrey Keenan	$170,000
Christopher A. Carlson	$190,000
Julia W. Poston	$170,000
Officers of the Fund who are employees or officers of the Adviser, ALIC, ALAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.
27

Principal Holders of the Fund’s Securities
The Fund is sponsored by ALIC. The ultimate parents of ALIC are the Ontario Teachers’ Pension Plan Voting Trust, the trustees of which are Greg Nielsen and Salman Hasnain, and Caisse de depot et placement du Quebec Voting Trust, the trustees of which are Philippe Charette and Alexandre Decary.
As of […], 2025 the Funds’ officers and Directors (as a group) beneficially owned less than [1.00]% of the total outstanding shares of any Fund.
Because Class II Shares are a new class of shares, the table shows only the ownership of Class I Shares with respect to the portfolios that offer both Class I and Class II Shares. As of […], 2025 the following entities owned, of record or beneficially unless otherwise indicated, 5.00% or more of a Fund’s outstanding securities.
AVIP Bond Portfolio		AVIP BlackRock Balanced Allocation Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderately Conservative Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP BlackRock Advantage International Equity Portfolio		AVIP Fidelity Institutional AM® Equity Growth Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP AB Mid Cap Core Portfolio		AVIP AB Small Cap Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[Augustar Life Assurance Corporation One Financial Way, Montgomery, Ohio 45242]	[…]%	AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242	[…]%
[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%	[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%	[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP S&P 500® Index Portfolio		AVIP BlackRock Advantage Large Cap Value Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%	[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%	[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%	[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

28

AVIP Federated High Income Bond Portfolio		AVIP Nasdaq-100® Index Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderately Conservative Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%	[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP BlackRock Advantage Large Cap Core Portfolio		AVIP BlackRock Advantage Small Cap Growth Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[Augustar Life Assurance Corporation One Financial Way, Montgomery, Ohio 45242]	[…]%	[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%	[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%	[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP S&P MidCap 400® Index Portfolio		AVIP BlackRock Advantage Large Cap Growth Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Growth Model Portfolio One Financial Way Montgomery, Ohio 45242]	[…]%	[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Balanced Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP BlackRock Advantage Large Cap Growth Portfolio		AVIP Constellation Dynamic Risk Balanced Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%	[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
[AVIP Moderate Growth Model Portfolio One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP Moderately Conservative Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP Balanced Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%

AVIP Moderate Growth Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]%
29

Codes of Ethics
The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).
Proxy Voting Policies
The Board has delegated authority to the Adviser to vote proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Board, subject to the continued review and oversight of the Board.
The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.
The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.
The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis & Co. provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.
In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.
To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:
R. Todd Brockman, Treasurer
Constellation Investments, Inc.
One Financial Way
Montgomery, Ohio 45242
You may also obtain this information by calling the Fund at 877-781-6392 or by logging on to the SEC’s website at www.sec.gov
Shareholders’ Meetings
The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.
30

Investment Advisory and Other Services
The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ALIC. The Adviser is a wholly-owned subsidiary of ALIC's parent company, Constellation Insurance, Inc. The Adviser uses ALIC’s investment personnel and administrative systems.
The Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the investment policies of each Portfolio. Upon approval of an investment program by the Board, the Adviser or sub- adviser implements the program by placing the orders for the purchase and sale of securities.
The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.
As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:
AVIP Bond Portfolio 0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion	AVIP BlackRock Advantage Large Cap Value Portfolio 0.67% of first $500 million 0.65% over $500 million
AVIP Nasdaq-100® Index Portfolio 0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
AVIP BlackRock Balanced Allocation Portfolio 0.58% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion	AVIP BlackRock Advantage Large Cap Core Portfolio 0.64% of first $500 million 0.62% over $500 million
AVIP BlackRock Advantage Small Cap Growth Portfolio 0.78% of first $100 million 0.75% of next $400 million 0.70% over $500 million
AVIP BlackRock Advantage International Equity Portfolio 0.72% of first $200 million 0.70% of next $800 million 0.66% over $1 billion
AVIP S&P MidCap 400® Index Portfolio 0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
AVIP Fidelity Institutional AM® Equity Growth Portfolio 0.68% of first $100 million 0.65% over $100 million
AVIP BlackRock Advantage Large Cap Growth Portfolio 0.66% of first $500 million 0.64% over $500 million
AVIP AB Small Cap Portfolio 0.73% of first $400 million 0.675% of next $200 million 0.63% over $600 million	AVIP Constellation Dynamic Risk Balanced Portfolio 0.88% of first $500 million 0.74% of next $1.3 billion 0.72% over $1.8 billion
AVIP AB Mid Cap Core Portfolio 0.715% of first $100 million 0.71% of next $200 million 0.69% of next $200 million 0.66% over $500 million
AVIP Moderately Conservative Model Portfolio 0.40% of all net assets
AVIP Balanced Model Portfolio 0.40% of all net assets
31

AVIP S&P 500® Index Portfolio 0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million	AVIP Moderate Growth Model Portfolio 0.40% of all net assets
AVIP Growth Model Portfolio 0.40% of all net assets
AVIP Federated High Income Bond Portfolio 0.75% of first $75 million 0.70% of next $75 million 0.65% of next $75 million 0.60% over $225 million
Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Portfolios. The Adviser has engaged a sub-adviser for each of the AVIP BlackRock Advantage International Equity Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Small Cap Portfolio, AVIP AB Mid Cap Core Portfolio, AVIP S&P 500® Index Portfolio , AVIP Federated High Income Bond Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP S&P MidCap 400® Index Portfolio, and the equity component of the AVIP BlackRock Balanced Allocation Portfolio subject to the approval of the Board. The Adviser has entered into Sub-Advisory Agreements with FIAM, Geode, Federated Investment, BlackRock and AllianceBernstein as the case may be, to manage the investment and reinvestment of those Portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:
AVIP BlackRock Balanced Allocation Portfolio (BlackRock) 0.20% of first $500 million+ 0.18% over $500 million+	AVIP BlackRock Advantage Large Cap Value Portfolio (BlackRock) 0.20% of first $500 million+ 0.18% over $500 million+
AVIP BlackRock Advantage International Equity Portfolio (BlackRock) 0.32% of first $200 million 0.30% over $200 million	AVIP Nasdaq-100® Index Portfolio* (Geode) 0.05% of first $100 million 0.04% of next $150 million 0.03% over $250 million
AVIP Fidelity Institutional AM® Equity Growth Portfolio (FIAM) 0.30% of first $100 million 0.27% over $100 million	AVIP BlackRock Advantage Large Cap Core Portfolio (BlackRock) 0.20% of first $500 million+ 0.18% over $500 million+
AVIP AB Small Cap Portfolio (AllianceBernstein) 0.32% of first $400 million 0.29% of next $200 million 0.255% over $600 million	AVIP BlackRock Advantage Small Cap Growth Portfolio (BlackRock) 0.40% of first $250 million 0.35% over $250 million
AVIP S&P MidCap 400® Index Portfolio* (Geode) 0.039% of first $100 million 0.038% of next $150 million 0.037% of next $250 million 0.036% of next $500 million 0.035% over $1 billion
AVIP AB Mid Cap Core Portfolio (AllianceBernstein) 0.28% of first $100 million 0.27% of next $200 million 0.265% of next $200 million 0.26% over $500 million
AVIP BlackRock Advantage Large Cap Growth Portfolio (BlackRock) 0.20% of first $500 million+ 0.18% over $500 million+
AVIP S&P 500® Index Portfolio* (Geode) 0.01% of the average daily net assets
32

AVIP Federated High Income Bond Portfolio (Federated Investment) 0.50% of first $30 million 0.40% of next $20 million 0.30% of next $25 million 0.25% over $75 million
* Subject to a cumulative annual minimum of $150,000 for all Portfolios sub-advised by Geode.
+ Of the combined average daily net assets of the AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio and the portion of the AVIP BlackRock Balanced Allocation Portfolio which is managed by BlackRock.
The following investment advisory fees from each of the Fund’s Portfolios were paid to the Adviser for each of the indicated years, ended December 31:
	2024	2023	2022
AVIP Bond Portfolio	1,263,726	1,204,395	1,235,269
AVIP BlackRock Balanced Allocation Portfolio	2,061,046	2,079,847	2,275,975
AVIP BlackRock Advantage International Equity Portfolio	2,522,203	2,503,633	2,950,206
AVIP Fidelity Institutional AM® Equity Growth Portfolio	851,686	483,248	621,337
AVIP AB Small Cap Portfolio	844,841	840,556	937,969
AVIP AB Mid Cap Core Portfolio	570,838	557,307	600,546
AVIP S&P 500® Index Portfolio	4,132,673	3,702,338	3,738,080
AVIP Federated High Income Bond Portfolio	908,689	905,127	1,026,612
AVIP BlackRock Advantage Large Cap Value Portfolio	1,340,518	1,325,748	1,802,169
AVIP Nasdaq-100® Index Portfolio	989,032	898,380	957,820
AVIP BlackRock Advantage Large Cap Core Portfolio	2,168,451	2,062,373	2,267,545
AVIP BlackRock Advantage Small Cap Growth Portfolio	1,072,324	1,054,920	1,173,261
AVIP S&P MidCap 400® Index Portfolio	1,905,716	1,500,723	1,290,313
AVIP BlackRock Advantage Large Cap Growth Portfolio	3,194,236	2,814,849	822,522
AVIP Constellation Dynamic Risk Balanced Portfolio	10,713,205	9,598,889	7,178,009
AVIP Moderately Conservative Model Portfolio*	758,657	816,383	954,089
AVIP Balanced Model Portfolio*	3,044,620	3,112,106	3,558,788
AVIP Moderate Growth Model Portfolio*	5,845,995	5,821,985	6,454,498
AVIP Growth Model Portfolio*	1,392,963	1,343,402	1,458,557
Total	$45,581,419	$42,626,209	$41,303,565
* The following additional amounts were earned but waived by the Adviser as described below:
	2024	2023	2022
AVIP Growth Model Portfolio*	-	–	–
AVIP Moderate Growth Model Portfolio*	-	–	–
AVIP Balanced Model Portfolio*	-	–	–
AVIP Moderately Conservative Model Portfolio*	-	–	–
* The Adviser had contractually agreed until April 30, 2024 (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than the following rates listed below as described in the Fee Waiver Agreement:
33

AVIP Balanced Model Portfolio	1.00%
AVIP Moderately Conservative Model Portfolio	1.00%
This Fee Waiver Agreement terminated on April 30, 2024 with the consent of the Board.
The Investment Advisory Agreement also provides that if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such Portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2024, the Advisor paid no such fees.
Under a Service Agreement among the Fund, the Adviser and ALIC, ALIC has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ALIC for its expenses in this regard.
The Board and the shareholders of the respective Portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:
	Board of Directors	Shareholders
AVIP Bond Portfolio	06-22-2021	N/A
AVIP BlackRock Balanced Allocation Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP BlackRock Balanced Allocation Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP BlackRock Advantage International Equity Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP BlackRock Advantage International Equity Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Investment Advisory and Service)	05-22-2023	8-30-2021
AVIP Fidelity Institutional AM® Equity Growth Portfolio (Sub-Advisory)	05-22-2023	N/A
AVIP AB Small Cap Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP AB Small Cap Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP AB Mid Cap Core Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP AB Mid Cap Core Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP S&P 500® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP S&P 500® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP Federated High Income Bond Portfolio	06-22-2021	8-30-2021
AVIP BlackRock Advantage Large Cap Value Portfolio	06-22-2021	N/A
AVIP Nasdaq-100® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP Nasdaq-100® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP BlackRock Advantage Large Cap Core Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP BlackRock Advantage Large Cap Core Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP BlackRock Advantage Small Cap Growth Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP BlackRock Advantage Small Cap Growth Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP S&P MidCap 400® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP S&P MidCap 400® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP BlackRock Advantage Large Cap Growth Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
AVIP BlackRock Advantage Large Cap Growth Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP Constellation Dynamic Risk Balanced Portfolio	06-22-2021	8-30-2021
AVIP Moderately Conservative Model Portfolio	06-22-2021	8-30-2021
AVIP Balanced Model Portfolio	06-22-2021	8-30-2021
AVIP Moderate Growth Model Portfolio	06-22-2021	8-30-2021
AVIP Growth Model Portfolio	06-22-2021	8-30-2021
34

Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s Directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each Portfolio voting separately.
The Board reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and sub- advisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each sub-adviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which Portfolio securities are purchased and sold. The performance of each Portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the Board requests and receives information from the Adviser and sub-advisers relative to these factors. The Board also considers the Adviser’s and sub-advisers’ compliance with investment policies, regulatory requirements and ethical standards. The Independent Directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each Portfolio) is considered separately on its own merits.
The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ALIC on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any agreement will automatically terminate in the event of its assignment.
The SEC has issued an order permitting the Adviser, subject to the Board’s approval and oversight, to enter into, materially amend and terminate Sub-Advisory Agreements (other than with affiliated sub-advisers). The shareholders of each Portfolio then in existence approved this arrangement on April 30, 2002.
35

Portfolio Managers
AVIP Bond Portfolio
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 funds / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Bond Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 funds / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
36

Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP BlackRock Balanced Allocation Portfolio (Fixed Income Portion)
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 funds / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP BlackRock Balanced Allocation Portfolio (Fixed Income Portion)
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024, the most recent practicable date for such information.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different
37

investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP BlackRock Balanced Allocation Portfolio (Equity Portion)
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $20.06 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
Other Accounts	20 / $25.66 billion	3 / $2.32 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
38

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure
39

reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Balanced Allocation Portfolio (Equity Portion)
Portfolio Manager: Travis Cooke
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	30 / $16.12 billion	0 / $0
Other Pooled Investment Vehicles	86 / $16.61 billion	3 / $1.89 billion
Other Accounts	17 / $9.63 billion	6 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio
40

managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
41

AVIP S&P 500® Index Portfolio

Portfolio Managers: Louis Bottari, Peter Matthew, and Navid Sohrabi, CFA, are Senior Portfolio Managers, Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers, and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Navid Sohrabi, CFA, is a Senior Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

John Cicci, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Cicci was a Senior Trade Operations Assistant with Geode since 2020. Prior to joining Geode, Mr. Cicci was a Trade Operations Specialist at State Street.

James Love, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Love was a Manager of Trade & ETF Operations with Geode since 2020. Prior to joining Geode, Mr. Love held positions in investment operations at Arrowstreet Capital and State Street.
The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2024.
Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Louis Bottari	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Peter Matthew	81 / $1,314,106 million	83 / $206,109 million	11 / $7,589 million
Navid Sohrabi	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Robert Regan	81 / $1,314,106 million	83 / $206,109 million	11 / $7,589 million
Dan Glenn	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Payal Gupta	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Chris Toth	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Josh Posner	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Tom Siwik	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
John Cicci	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
James Love	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same
42

security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.
There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.
Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.
Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.
Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.
Ownership of Shares:Louis Bottari: None Peter Matthew: None Navid Sohrabi: None Robert Regan: None Dan Glenn: None Payal Gupta: None Chris Toth: NoneJosh Posner: None Tom Siwik: NoneJohn Cicci: NoneJames Love: None
43

AVIP Nasdaq-100® Index Portfolio

Portfolio Managers: Louis Bottari, Peter Matthew and Navid Sohrabi are Senior Portfolio Managers, Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers, and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Navid Sohrabi, CFA, is a Senior Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

John Cicci, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Cicci was a Senior Trade Operations Assistant with Geode since 2020. Prior to joining Geode, Mr. Cicci was a Trade Operations Specialist at State Street.

James Love, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Love was a Manager of Trade & ETF Operations with Geode since 2020. Prior to joining Geode, Mr. Love held positions in investment operations at Arrowstreet Capital and State Street.
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2024.
Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Louis Bottari	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Peter Matthew	81 / $1,315,045 million	83 / $206,109 million	11 / $7,589 million
Navid Sohrabi	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Robert Regan	81 / $1,315,045 million	83 / $206,109 million	11 / $7,589 million
Dan Glenn	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Payal Gupta	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Chris Toth	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Josh Posner	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
Tom Siwik	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
James Love	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million
John Cicci	81 / $1,315,045 million	83 / $206,109 million	10 / $7,358 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same
44

security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.
There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.
Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.
Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.
Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.Ownership of Shares:Louis Bottari: None Peter Matthew: None Navid Sohrabi: None Robert Regan: None Dan Glenn: None Payal Gupta: None Chris Toth: NoneJosh Posner: None Tom Siwik: NoneJohn Cicci: NoneJames Love: None
AVIP BlackRock Advantage Large Cap Core Portfolio
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $20.09 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
Other Accounts	20 / $25.66 billion	3 / $2.32 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
45

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results.
Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of
46

such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage Large Cap Core Portfolio
Portfolio Manager: Travis Cooke
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	30 / $16.15 billion	0 / $0
Other Pooled Investment Vehicles	86 / $16.61 billion	3 / $1.89 billion
Other Accounts	17 / $9.63 billion	6 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
47

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
48

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage Small Cap Growth Portfolio
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $20.25 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
Other Accounts	20 / $25.66 billion	3 / $2.32 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
49

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage Small Cap Growth Portfolio
Portfolio Manager: Travis Cooke
The following information about the portfolio manager is provided as of December 31, 2024.
50

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	30 / $16.31 billion	0 / $0
Other Pooled Investment Vehicles	86 / $16.61 billion	3 / $1.89 billion
Other Accounts	17 / $9.63 billion	6 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The
51

RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage Large Cap Value Portfolio
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $20.19 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
Other Accounts	20 / $25.66 billion	3 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
52

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have
53

performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage Large Cap Value Portfolio
Portfolio Manager: Travis Cooke
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	30 / $16.25 billion	0 / $0
Other Pooled Investment Vehicles	86 / $16.61 billion	3 / $1.89 billion
Other Accounts	17 / $9.63 billion	6 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
54

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results.
Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
55

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP Federated High Income Bond Portfolio
Portfolio Manager: Mark Durbiano
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	19/$11.5 billion	0/$0
Other Pooled Investment Vehicles	3/$400.1 million	0/$0
Other Accounts	11/$2.4 billion	1/$112.45million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Portfolio is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
56

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP Federated High Income Bond Portfolio
Portfolio Manager: Kathryn P. Glass
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Kathryn P. Glass	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	6 / $9.8 billion	0 / $0
Other Pooled Investment Vehicles	2 / $228.6 million	0 / $0
Other Accounts	4 / $793.9 million	0 / $0

* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Kathryn P. Glass is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Ms. Glass is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts for which Ms. Glass is responsible when her compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Portfolio is greater than or equal to the weighting assigned to certain other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Ms. Glass’s IPP score is based on the performance of the accounts for which she provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
57

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP Federated High Income Bond Portfolio
Portfolio Manager: Thomas ScherrThe following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Thomas Scherr	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	5 / $9.7 billion	0 / $0
Other Pooled Investment Vehicles	3 / $400.1 million	0 / $0
Other Accounts	4 / $1.4 billion	1 / $112.4 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Thomas Scherr is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Scherr is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts for which Mr. Scherr is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the account is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Scherr’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
58

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP Federated High Income Bond Portfolio
Portfolio Manager: Randal Stuckwish
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Randal Stuckwish	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	5 / $10.0 billion	0 / $0
Other Pooled Investment Vehicles	0 / $0	0 / $0
Other Accounts	2 / $459.9 million	0 / $0
* None of the Accounts has an advisory fee that is based on the performance of the account. Dollar value range of shares owned in the Fund: None.
Randal Stuckwish is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Stuckwish is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts for which Mr. Stuckwish is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the account is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Stuckwish’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
59

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP BlackRock Advantage International Equity Portfolio
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $20.04 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
Other Accounts	20 / $25.66 billion	3 / $2.32 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in
60

retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
61

AVIP BlackRock Advantage International Equity Portfolio
Portfolio Manager: Kevin Franklin
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	9 / $3.85 billion	0 / $0
Other Pooled Investment Vehicles	120 / $8.18 billion	6/ $1.34 billion
Other Accounts	24 / $21.95 billion	6 / $4.73 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of portfolios and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Franklin is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
62

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Franklin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Franklin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP BlackRock Advantage International Equity Portfolio
Portfolio Manager: Richard Mathieson
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	25 / $17.34 billion	0 / $0
Other Pooled Investment Vehicles	148 / $17.62 billion	3 / $710.4 million
Other Accounts	33 / $36.36 billion	7 / $5.14 billion

63

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Mathieson is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
64

Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Mathieson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Mathieson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP Fidelity Institutional AM® Equity Growth Portfolio
Portfolio Manager: Asher Anolic
Other Accounts:
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	8/$37,555 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$1,953 million
Other Accounts Paying Performance Fees	3/$13,180 million

(*) For any co-managed accounts, the assets reflect total account assets.
Material Conflicts: A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolio may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a portfolio or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple portfolios and accounts. In addition, a portfolio’s trade allocation policies and procedures may give rise to conflicts of interest if the portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of securities held by a
65

portfolio. Securities selected for other portfolios or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the portfolios they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.
Portfolio managers may receive interests in certain portfolios or accounts managed by FMR LLC (“FMR”) or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Compensation: Asher Anolic is co-portfolio manager for the AVIP Fidelity Institutional AM® Equity Growth Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.
Mr. Anolic’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the AVIP Fidelity Institutional AM® Equity Growth Portfolio is based on the lead account’s pre-tax investment performance measured against the Russell 1000® Growth Index, and the lead account’s pre-tax investment performance within the eVestment Alliance Large Cap Growth Equity.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR, FIAM’s ultimate parent company. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Ownership of Shares: None
AVIP Fidelity Institutional AM® Equity Growth Portfolio
Portfolio Manager: Jason Weiner
Other Accounts:
66

The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	7/$37,517 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$1,953 million
Other Accounts Paying Performance Fees	2/$13,141 million

(*) For any co-managed accounts, the assets reflect total account assets.
Material Conflicts: A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the Portfolio may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the Portfolio, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a portfolio or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple portfolios and accounts. In addition, a portfolio’s trade allocation policies and procedures may give rise to conflicts of interest if the portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of securities held by a portfolio. Securities selected for other portfolios or accounts may outperform the securities selected for the Portfolio. Portfolio managers may be permitted to invest in the portfolios they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.
Portfolio managers may receive interests in certain portfolios or accounts managed by FMR LLC ("FMR") or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintain a compliance program designed to help manage such actual and potential conflicts of interest.
Compensation: Jason Weiner is co-portfolio manager for the AVIP Fidelity Institutional AM® Equity Growth Portfolio and receives compensation for those services. As of December 31, 2023, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or its affiliates or at the election of the portfolio manager.
Mr. Weiner’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer
67

group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the AVIP Fidelity Institutional AM® Equity Growth Portfolio is based on the lead account’s pre-tax investment performance measured against the Russell 1000® Growth Index, and the lead account’s pre-tax investment performance within the eVestment Alliance Large Cap Growth Equity.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR, FIAM’s ultimate parent company. FMR is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Ownership of Shares: None
AVIP AB Mid Cap Core Portfolio
Portfolio Managers: Joshua Lisser, Samantha S. Lau, CFA, James MacGregor, CFA, and Erik Turenchalk, CFA.
Other Accounts:
The following information about the portfolio manager is provided as of December 31, 2024.
Portfolio Manager	Total Number of Other Registered Investment Companies Managed/Total Assets	Total Number of Other Pooled Investment Vehicles Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based
Joshua Lisser	50 / $45,738 million	10 / $1,762 million	1,920 / $31,329 million	1 / $98 million
Samantha S. Lau	10 / $8,230 million	28 / $1,389 million	20 / $1,933 million	1 / $574 million
James MacGregor	21 / $6,535 million	43 / $2,059 million	52 / $3,877 million	4 / $413 million
Erik Turenchalk	18 / $6,549 million	41 / $1,857 million	48 / $3,541 million	2 / $245 million

Compensation: AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees. Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent. The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success. The quantitative component includes measures of absolute, relative and risk adjusted investment performance. R elative and risk adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one, three and five year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in
68

determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience. AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year formalized in a year-end review process that includes 360end review process that includes 360-degree feedback from other professionals from across the investment teams and from other professionals from across the investment teams and AllianceBernstein.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive- based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
69

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading: AllianceBernstein (“AB") has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB's proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm's Policy and Procedures.
The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a
70

portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Ownership of Shares: None
AVIP AB Small Cap Portfolio
Portfolio Managers: Joshua Lisser and Samantha S. Lau, CFA.
Other Accounts:
The following information about the portfolio manager is provided as of December 31, 2024.
Portfolio Manager	Total Number of Other Registered Investment Companies Managed/Total Assets	Total Number of Other Pooled Investment Vehicles Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based
Joshua Lisser	49/ $45,681 million	10 / $1,762 million	1,920 / $31,329 million	1 / $98 million
Samantha S. Lau	10 / $8,198 million	28 / $1,389 million	20 / $1,933 million	1 / $574 million

Compensation: AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees. Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent. The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success. The quantitative component includes measures of
71

absolute, relative and risk adjusted investment performance. R elative and risk adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one, three and five year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience. AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year formalized in a year-end review process that includes 360end review process that includes 360-degree feedback from other professionals from across the investment teams and from other professionals from across the investment teams and AllianceBernstein.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive- based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed
72

income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading: AllianceBernstein (“AB") has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB's proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm's Policy and Procedures.
73

The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Ownership of Shares: None
AVIP S&P MidCap 400® Index Portfolio
Portfolio Managers: Louis Bottari, Peter Matthew, and Navid Sohrabi, CFA, are Senior Portfolio Managers, Robert Regan, Dan Glenn, Payal Gupta, Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers, and John Cicci, CFA, and James Love, CFA, are Assistant Portfolio Managers of the Portfolio.
Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.
Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.
Navid Sohrabi, CFA, is a Senior Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.
74

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.
Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.
Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.
Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.
Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.
Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.John Cicci, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Cicci was a Senior Trade Operations Assistant with Geode since 2020. Prior to joining Geode, Mr. Cicci was a Trade Operations Specialist at State Street.
James Love, CFA, is an Assistant Portfolio Manager. He has been with Geode since 2020. Prior to becoming an Assistant Portfolio Manager, Mr. Love was a Manager of Trade & ETF Operations with Geode since 2020. Prior to joining Geode, Mr. Love held positions in investment operations at Arrowstreet Capital and State Street.
The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2023.
Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*
Louis Bottari	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Peter Matthew	81 / $1,314,106 million	83 / $206,109 million	11 / $7,589 million
Navid Sohrabi	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Robert Regan	81 / $1,314,106 million	83 / $206,109 million	11 / $7,589 million
Dan Glenn	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Payal Gupta	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Chris Toth	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Josh Posner	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
Tom Siwik	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
John Cicci	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million
James Love	81 / $1,314,106 million	83 / $206,109 million	10 / $7,358 million

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.
There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of
75

interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.
Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.
Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.
Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Portfolio’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.
Ownership of Shares:
Louis Bottari: None
Peter Matthew: None
Navid Sohrabi: None
Robert Regan: None
Dan Glenn: None
Payal Gupta: None
Thomas O’Brien: None
Chris Toth: None
Josh Posner: None
Tom Siwik: None
John Cicci: None
James Love: None
AVIP BlackRock Advantage Large Cap Growth Portfolio
Portfolio Manager: Raffaele Savi
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	33 / $19.92 billion	0 / $0
Other Pooled Investment Vehicles	53 / $21.85 billion	6 / $3.84 billion
76

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Other Accounts	20 / $25.66 billion	3 / $2.32 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own
77

contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
Portfolio Manager: Travis Cooke
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	30 / $15.98 billion	0 / $0
Other Pooled Investment Vehicles	86 / $16.61 billion	3 / $1.89 billion
Other Accounts	17 / $9.63 billion	6 / $3.48 billion

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
78

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Portfolios have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates
79

and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Ownership of Shares: None
AVIP Moderately Conservative Model Portfolio
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Moderately Conservative Model Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
80

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Balanced Model Portfolio
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a
81

number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Balanced Model Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Moderate Growth Model Portfolio
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio
82

managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Moderate Growth Model Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 funds / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Growth Model Portfolio
Portfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […].
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]
83

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: None
AVIP Growth Model Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: NoneAVIP Constellation Dynamic Risk Balanced PortfolioPortfolio Manager: Mark Kehoe
The following information about the portfolio manager is provided as of […], 2025.
84

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 / $6 billion]
Other Pooled Investment Vehicles	[0 / $0]
Other Accounts	[11 / $15.030 billion]

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.
Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
Ownership of Shares: NoneAVIP Constellation Dynamic Risk Balanced Portfolio
Portfolio Manager: Sachin Jain
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion

* None of the Accounts has an advisory fee that is based on the performance of the account.
Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.
85

Brokerage Allocation
The Adviser buys and sells the Portfolio securities for the AVIP Bond Portfolio, and the fixed-income component of the AVIP BlackRock Balanced Allocation Portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the Portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and Portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one Portfolio, a broker may also offer services of benefit to other Portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.
Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.
Consistent with these policies, the sub-advisers may, with the Board’s approval and subject to its review, direct Portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells AuguStar’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.
For each of the indicated years, ended on December 31, the following brokerage commission amounts were paid by each Portfolio:
	2024	2023	2022
AVIP Bond Portfolio*	–	–	–
AVIP BlackRock Balanced Allocation Portfolio	42,256	73,459	70,431
AVIP BlackRock Advantage International Equity Portfolio	245,751	247,567	250,042
AVIP Fidelity Institutional AM® Equity Growth Portfolio	27,578	28,420	32,911
AVIP AB Small Cap Portfolio	57,729	44,832	41,366
AVIP AB Mid Cap Core Portfolio	28,337	21,830	7,440
AVIP S&P 500® Index Portfolio	9 ,018	14,885	3,980
AVIP Federated High Income Bond Portfolio	74	183	28
AVIP BlackRock Advantage Large Cap Value Portfolio	35,869	56,183	80,521
AVIP Nasdaq-100® Index Portfolio	1,393	2,114	3,587
AVIP BlackRock Advantage Large Cap Core Portfolio	49,418	71,722	75,113
AVIP BlackRock Advantage Small Cap Growth Portfolio	38,563	37,567	47,128
AVIP S&P MidCap 400® Index Portfolio	9,729	12,214	5,624
AVIP BlackRock Advantage Large Cap Growth Portfolio	53,207	82,377	69,654
AVIP Constellation Dynamic Risk Balanced Portfolio	276,138	227,031	191,405
AVIP Moderately Conservative Model Portfolio*	–	–	–
86

	2024	2023	2022
AVIP Balanced Model Portfolio*	–	–	–
AVIP Moderate Growth Model Portfolio*	–	–	–
AVIP Growth Model Portfolio*	–	–	–
Total	$866,042	$889,230	$1,161,064

* The Portfolios paid no brokerage commission amounts for the years ended December 31, 2024, 2023 and 2022.
Purchase and Redemption of Shares
Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
Shares of one Portfolio may be exchanged for shares of another Portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.
The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in Portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern Time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each Portfolio is computed by dividing the value of the securities in that Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.
Securities which are held in a Portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. OTC securities are normally valued at the last trade price as of 4:00 p.m. Eastern Time.
The Board is ultimately responsible for determining the current net asset values of each Portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the Portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.
Short-term debt securities in all Portfolios other than the AVIP BlackRock Balanced Allocation Portfolio with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. The Fund has obtained an exemptive order from the SEC permitting it to value all short-term debt securities in the AVIP BlackRock Balanced Allocation Portfolio at amortized cost. The short-term debt assets of the AVIP BlackRock Balanced Allocation Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the AVIP BlackRock Balanced Allocation Portfolio and of all other Portfolios, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board.
As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its AVIP BlackRock Balanced Allocation Portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. The dollar-weighted average maturity of short- term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the Portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.
87

In addition, the AVIP BlackRock Balanced Allocation Portfolio is required to limit its short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.Distribution or Service ArrangementsFor purposes of this Statement of Additional Information, distribution or service arrangements described herein impact the Class II Shares of the AVIP Bond Portfolio, AVIP BlackRock Balanced Allocation Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Small Cap Portfolio, AVIP AB Mid Cap Core Portfolio, AVIP S&P 500® Index Portfolio, AVIP Federated High Income Bond Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP S&P MidCap 400® Index Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, and AVIP Constellation Dynamic Risk Balanced Portfolio.

Distribution and Shareholder Services Plan

The Class II Shares of the Portfolios are subject to a Distribution and Shareholder Services Plan (the “Plan”). The Plan provides that the Portfolios will compensate the Distributor for distribution and other services provided to the Portfolios, its activities and expenses related to the sale and distribution of the Class II Shares of the Portfolios and ongoing services to the investors in the Portfolios. Under the Plan, the Distributor receives from a Portfolio a fee at the annual rate of up to 0.25% of that Portfolio’s average daily net assets (without regard to expenses incurred) of Class II Shares. The Distributor may pay up to the full amount of this fee to third parties that make available Portfolio shares and/or provide services to the Portfolios and their shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.Services may include: teleservicing support in connection with the Portfolios; delivery and responding to inquires with regard to the Portfolios’ Prospectus and/or SAI, reports, notices, proxies and proxy statements and other information respecting the Portfolios (but not including services paid for by the Portfolios such as printing and mailing); facilitation of the tabulation of variable contract owners’ votes in the event of a meeting of Portfolio shareholders; maintenance of variable contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Portfolios, or the transfer agent as may be reasonably requested; provision of support services including providing information about the Portfolios and answering questions concerning the Portfolios, including questions respecting variable contract owners’ interests in the Portfolios; provision and administration of variable contract features for the benefit of variable contract owners participating in the Portfolios including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.The amount of fees paid by a Portfolio during any year may be more or less than the cost of distribution and other services provided to that Portfolio and its investors. Rules issued by the Financial Industry Regulatory Authority ("FINRA") limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.The Plan requires that the Distributor provide the Directors for their review a quarterly written report identifying the amounts expended by each Portfolio and the purposes for which such expenditures were made. Prior to approving the Plan, the Directors considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders.The Plan will continue from year to year with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of Distribution Agreement or the Plan ("12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance or as otherwise permitted by the SEC. The Plan may not be amended to increase materially the amount to be spent for distribution thereunder without approval of the relevant shareholders as required under the 1940 Act and by the Directors in the manner described above. The Plan is terminable with respect to a Portfolio at any time, without the payment of any penalty and upon notice as required thereunder, by a vote of a majority of the Rule 12b-1 Directors or by a vote of the Portfolio’s shareholders as required under the 1940 Act. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned.Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Adviser and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Directors has a direct or indirect financial interest in the operation of the Distribution Plan.Because Class II Shares are a new class of shares, for the most recently completed fiscal year, no 12b-1 payments were made to the Distributor under the Plan.The 12b-1 Plans are “compensation plans” which means that all amounts generated under the 12b-1 Plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Portfolios. The Distributor is the principal underwriter of the Portfolios. Because all the 12b-1 payments are made to the Distributor, the Portfolios pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor
88

may use part or all of the amounts received from the Portfolios to pay for these services and activities.Because the Class II Shares are a new class of shares, the Portfolios have not yet paid for any principal types of activities under the Rule 12b-1 Plan.
Tax Status
At December 31, 2024, the Fund and each then existing Portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each Portfolio also intends to comply with the diversification requirements or regulations under Sections 817(h) and 851(b)(3) of the Code.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ALIC, ALAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.
89

Organization and Capital Stock

The Fund has authorized the issuance of 1,550,000,000 shares of capital stock and currently issues its shares in 25 series. Eighteen of the portfolios are further divided into two separate classes including Class I Shares and Class II Shares. With respect to this Statement of Additional Information, Class I Shares and Class II Shares are offered by the AVIP Bond Portfolio, AVIP BlackRock Balanced Allocation Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Small Cap Portfolio, AVIP AB Mid Cap Core Portfolio, AVIP S&P 500® Index Portfolio, AVIP Federated High Income Bond Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP S&P MidCap 400® Index Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, and AVIP Constellation Dynamic Risk Balanced Portfolio. Each of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio offers one class of shares (undesignated). Each share of common stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. The Funds currently have no employees and do not intend to have employees in the future. Shares of common stock are redeemable at net asset value, at the option of the shareholder. Shares of common stock have no preemptive, subscription, conversion or cumulative voting rights and are freely transferable. Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. On certain matters, such as the election of Directors, all shares of the Portfolios of the Fund vote together. On other matters affecting a particular Portfolio or class of a Portfolio, such as the investment advisory contract or the fundamental policies, only shares of that Portfolio or class of a Portfolio are entitled to vote. With respect to all proposals, except a proposal to elect Directors, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Directors, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Directors from office by vote cast at a meeting of shareholders. Each Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.
Independent Registered Public Accounting Firm
KPMG LLP, an independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, 43215 serves as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2024. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Board.
90

Financial Statements
The Fund’s Form N-CSR for the fiscal year ended December 31, 2024 has been filed with the Commission. The financial statements in the Form N-CSR are incorporated by reference into this Statement of Additional Information. The financial statements included in the Form N-CSR have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Form N-CSR and is incorporated by reference.
91

Appendix - Debt Security Ratings
The SEC has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.
Moody’s Investors Service, Inc. (“Moody’s”)
Global Short-Term Rating Scale:
Ratings assigned on Moody’s global short-term rating scales are forwardlooking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Global Long-Term Rating Scale:
Ratings assigned on Moody’s global long-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
92

Standard & Poor’s Corp. (“S&P”)
Short-Term Issue Credit Ratings:
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated
grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long- term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Long-Term Issue Credit Ratings:
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;
•Nature and provisions of the financial obligation and the promise S&P imputes; and
•Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade:
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

93

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the
‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch Investors Service, Inc. (“Fitch”)
Short-Term Credit Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Long-Term Credit Ratings:
94

Investment Grade:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade:
BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk.
CC	Very high levels of credit risk.
C	Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.
the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.
ordinary execution of a distressed debt exchange on one or more material financial obligations.
D
Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased
95

business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.
96

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. Subject to Completion—Dated September 9, 2025
AuguStar Variable Insurance Products Fund, Inc.
One Financial Way
Montgomery, Ohio 45242
Telephone 877.781.6392
Statement of Additional Information
November 7, 2025
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses of AuguStar Variable Insurance Products Fund, Inc. (formerly Ohio National Fund, Inc., the “Fund”) dated November 7, 2025.. References in this SAI to the Fund’s “prospectus” should be read to include all prospectuses offering the portfolios described herein.
The audited financial statements as of, and for the year ended, December 31, 2024, and the independent registered public accounting firm’s report in the Fund’s Form N-CSR, for the fiscal year ended December 31, 2024 are incorporated by reference (and are legally part of this SAI).
To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.augustarfund.com.

Fund History
The Fund, formerly known as Ohio National Fund, Inc., is an open-end management investment company which currently offers shares on behalf of each of 25 Portfolios. Shares of AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, AVIP Constellation Managed Risk Growth Portfolio, AVIP Intech U.S. Low Volatility Portfolio, AVIP Federated Core Plus Bond Portfolio and AVIP AB Relative Value Portfolio (each a “Portfolio” and collectively the “Portfolios”) are offered by this SAI. The remaining 19 portfolios are offered by separate prospectuses and a separate SAI. Each Portfolio is a diversified portfolio. For information regarding the portfolios not covered by this SAI, please call the Fund at 877.781.6392 or log onto our website at www.augustarfund.com.
At present, the Fund sells its shares only to separate accounts of AuguStar Life Insurance Company ("ALIC"), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ALIC and NSLAC’s variable annuity contracts and variable life insurance policies. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.
The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The Board of Directors of the Fund has the authority under the Articles of Incorporation to create and classify shares of the Fund into separate portfolios. Pursuant thereto, the Board has created the Fund and other portfolios. Additional portfolios may be added in the future from time to time.
The Fund’s investment adviser is Constellation Investments, Inc. (the “Adviser” or “CINV”).
The investment and reinvestment of AVIP Intech U.S. Low Volatility Portfolio assets are managed by Intech Investment Management LLC (“Intech”) as sub-adviser. The principal business address of Intech is 250 S. Australian Avenue, Suite 1700, West Palm Beach, Florida 33401.
The investment and reinvestment of AVIP Federated Core Plus Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
The investment and reinvestment of AVIP AB Relative Value Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 501 Commerce Street, Nashville, Tennessee, 37203.
The principal underwriter and distributor of the Portfolios is AuguStar Distributors, Inc. (the “Distributor”).
Interests in the Intech U.S. Low Volatility Portfolio, AVIP Federated Core Plus Bond Portfolio and AVIP AB Relative Value Portfolio are represented by two separate classes of the Fund’s capital stock, par value $1. Interests in the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, and AVIP Constellation Managed Risk Growth Portfolio are represented by one separate class of the Fund’s capital stock, par value $1. All shares of each Portfolio have one vote per share and are freely transferable. When matters arise that affect only one Portfolio or only one class of a Portfolio, only the relevant shareholders are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a Portfolio, or class of a Portfolio, whose shareholders did not approve that matter.
Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.
All of the outstanding Fund shares are owned of record by ALIC, NSLAC and portfolios of the Fund, and are held in their various separate accounts and in the Fund. The shares held in connection with those separate accounts are voted by ALIC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ALIC and NSLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.
3

State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios. It is located at One Congress Street, Suite 1, Boston, Massachusetts 02111. For assets held outside the United States, Canada, Germany, and the United Kingdom, the custodian enters into subcustodial agreements.
4

Fund Performance
From time to time, the Fund’s affiliates may advertise the current yield, average annual total return and cumulative total returns for the Portfolios. The Fund’s affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most recent annual report and is available for free upon request.
Total return for a Portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each Portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the Portfolio for one-, five- and ten-year periods or from the Portfolio’s inception. Cumulative total return reflects a Portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.
Percentage changes in net asset value per share and total returns quoted for a Portfolio include the effect of deducting that Portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.
All performance quotations are based on historical investment performance and are not intended to indicate future performance.
The Fund’s affiliates may distribute sales literature comparing the performance of its Portfolios against the Consumer Price Index or established market indices such as the Standard & Poor’s 500® and MidCap 400® indices, one or more of Intercontinental Exchange's ICE BofA fixed income Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Russell 1000® Growth, 1000 Value®, 2000®, 2000® Growth or MidCap® Indices, the Nasdaq-100® Index, one or more Morningstar® Target Risk indices, or other management investment companies having investment objectives similar to the Portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each Portfolio may also be advertised.
The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain Portfolios or their sub- advisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.
The prospectuses set forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual Portfolios. The following discussion describes the Fund’s policy with respect to each Portfolio’s turnover rate.
Portfolio Turnover
Each Portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when a portfolio manager deems it appropriate to purchase or sell securities for a Portfolio. The Fund's policy with respect to each Portfolio is as follows:
AVIP Constellation Managed Risk Balanced Portfolio - The turnover rate for this Portfolio was 5% in 2024.
AVIP Constellation Managed Risk Moderate Growth Portfolio - The turnover rate for this Portfolio was 14% in 2024.
AVIP Constellation Managed Risk Growth Portfolio - The turnover rate for this Portfolio was 7% in 2024.
AVIP Intech U.S. Low Volatility Portfolio - The turnover rate for this Portfolio was 77% in 2024.
AVIP Federated Core Plus Bond Portfolio - The turnover rate for this Portfolio was 53% in 2024.
AVIP AB Relative Value Portfolio - The turnover rate for this Portfolio was 52 in 2024.
5

Investment Restrictions
Fundamental Investment Policies
The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular Portfolio, as appropriate. The Investment Company Act of 1940, as amended (the “1940 Act”), defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular Portfolio, such matter shall be deemed to have been effectively acted upon with respect to such Portfolio if a majority of the outstanding voting securities of such Portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.
As a matter of fundamental policy, each Portfolio:
1.
Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the Securities and Exchange Commission (“SEC”). This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.
2.
Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.
3.
Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
4.
Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.
5.
Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.
6.
Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.
7.
Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
Non-Fundamental Investment Policy – All Portfolios
Each non-fundamental policy (whether for all Portfolios collectively or for a specific Portfolio individually) may be changed by the Fund’s Board of Directors (the “Board”) in the future without shareholder approval. As a matter of non-fundamental policy:
1.
Each Portfolio will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. However, if more than 15% of Portfolio assets (defined as net assets plus the amount of any borrowings for investment
6

purposes) are illiquid, a Portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets.
2.
Each Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
Non-Fundamental Investment Policy – AVIP Federated Core Plus Bond Portfolio
As a matter of non-fundamental policy:
1.
Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed-income investments.
7

Certain Investments and Risks
The following disclosures supplement the “Principal Investment Strategies and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. The adviser and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios’ investment objectives and policies and that doing so will help the Portfolios achieve their objectives. The debt security ratings referred to in the prospectus in connection with the investment policies of the Portfolios are defined in the Appendix to this Statement of Additional Information. By investing in the AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio or AVIP Constellation Managed Risk Growth Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. For these Portfolios, unless otherwise specifically noted, the risks disclosed below arise indirectly to the Portfolio through its investment in underlying funds.
Call Options and Put Options
A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put has the right to sell, the underlying security at the exercise price during the option period.
Futures Contracts
A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500® Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.
Regulation as a Commodity Pool Operator
The Fund, on behalf of each of its Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.
Options on Futures Contracts and Financial Indexes
Instead of entering into a financial futures contract, a Portfolio may buy and write options on futures contracts and financial indexes. A Portfolio may buy an option giving it the right to enter into such a contract at a future date. A Portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A Portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.
8

Margin Requirements for Futures Contacts
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:
•are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and
•are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its FCM and the custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and sub-advisers attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.
Derivative Transactions
Rule 18f-4 under the 1940 Act established a regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 requires a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify is required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This regulatory framework also eliminates the asset segregation and coverage framework previously used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.
Foreign Currency Transactions
In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio   Portfolio may engage in such transactions to implement their investment strategies.
The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.
9

At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.
Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.
Hybrid Instruments
Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.
Swaps
Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps.
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million Secured Overnight Financing Rate (“SOFR”) swap would require one party to pay to the other party the equivalent of the SOFR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.
10

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.
Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Adviser or sub-adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.
Preferred Stock
Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.
Equity Securities
Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.
Warrants
Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the
11

market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.
Short Sales
Until a security borrowed in connection with a short sale (as described in the prospectus) is replaced, a Portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, or other liquid securities to assure Portfolio performance to the short sale broker. The amount deposited in the account is in addition to the proceeds of the short sale, which are retained by the broker. A Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a Portfolio also may make short sales “against the box,” a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale.
Borrowing Money
A Portfolio may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Portfolio. In addition, a Portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase agreements. To the extent a Portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.
Zero-Coupon and Pay-in-kind Debt Securities
Zero-coupon securities (or “step ups”) in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay- in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.
When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor. Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.
Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a Portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.
12

When-Issued and Delayed Delivery Transactions
When-issued and delayed delivery transactions are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. There are no fees or other expenses, other than normal transaction costs. However, the Portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No Portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.
Master Limited Partnerships
The Portfolios may invest in master limited partnerships (“MLPs”), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.
Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.
The Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.
Over-the-Counter Securities
Over-the-counter (“OTC”) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that a Portfolio will be able to close out an OTC position at an advantageous time or price.
Initial Public Offerings
The effect of initial public offerings (“IPOs”) on Portfolio performance depends on such factors as the number of IPOs in which a Portfolio invested, whether and to what extent the IPOs appreciated in value, and the Portfolio’s asset base. There is no assurance that a Portfolio’s investments in IPOs, if any, will have a positive effect on performance.
Royalty Trusts
Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and could be volatile because developments in the oil, gas and natural resources markets will affect payouts. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets.
13

Eventually, the income- producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.
Investment Companies
The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits a Portfolio’s investments in other investment companies to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies (except pursuant to certain rules under the 1940 Act. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act or rules under the 1940 Act. The AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, and AVIP Constellation Managed Risk Growth Portfolio are known as “funds of funds” because they seek to achieve their investment objectives by investing in other funds. The Portfolios may invest in affiliated and unaffiliated underlying funds. Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders.
Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or Portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities and instruments in which the mutual funds invest and the investment techniques they may employ. Mutual funds (including the underlying funds) may invest in securities or instruments other than those described in this SAI. Also, mutual funds charge fees and incur operating expenses.
A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in the trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.
The risk described above applies directly to a Portfolio as well as indirectly to a Portfolio through its investment in underlying funds.
Loans
Each Portfolio may invest in various commercial loans, including bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.
14

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio's only recourse will be against the property securing the DIP loan.
Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Mixed and Shared Funding
In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ALIC, NSLAC and the Fund do not currently foresee any such disadvantage. The Board will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Portfolio. Material conflicts could result from such things as:
•changes in state insurance law;
•changes in federal income tax law;
•changes in the investment management of any Portfolio; or
•differences between voting instructions given by variable life and variable annuity contract owners.
The Portfolios may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ALIC’s and NSLAC’s separate accounts are the sole shareholders of the Portfolios. Shares of certain other series of the Fund are sold to ALIC, NSLAC and to other portfolios of the Fund which operate as funds of funds. ALIC and NSLAC will vote Portfolio shares attributable to your contracts as you direct.
The risk described above is a direct risk of the Portfolios, and does not arise indirectly through investment in underlying funds.
Money Market Instruments
U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.
Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.
15

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.
Repurchase Agreements - Under a repurchase agreement, a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by a Portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.
Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or sub-adviser to present minimal credit risks in accordance with criteria established by the Board. The Adviser and sub-advisers review and monitor the creditworthiness of sellers under the Board’s general supervision. A Portfolio only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that a Portfolio have possession of the collateral. These agreements must also provide that the Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. A Portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Portfolio’s custodian.
If the seller were to default, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A Portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the Portfolio might have a delay in obtaining its collateral. The Portfolio would then have a loss if the collateral declines in value.
The period of these repurchase agreements is usually short, from overnight to one week. At no time will a Portfolio invest in repurchase agreements for more than one year. These transactions enable a Portfolio to earn a return on temporarily available cash.
Money Market Funds - Open-end management investment companies registered under the 1940 Act that are regulated as money market funds under Rule 2a-7 of the 1940 Act.
Corporate Obligations
Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.
Reverse Repurchase Agreements
Under a reverse repurchase agreement, a Portfolio sells a debt security to a bank or broker-dealer. The Portfolio agrees to repurchase it at a mutually agreed upon time and price. The Portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the Portfolio
16

repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the Portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The SEC views these transactions as collateralized borrowings by the Portfolio. The Portfolios must abide by their investment restrictions for borrowing money.
Leveraging (Borrowing for Investment Purposes)
The 1940 Act requires a Portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a Portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the Portfolio to sell securities then.
Borrowing may increase a Portfolio’s net income. However, it also adds risk. For example, it may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that Portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The Portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.
Cyber Security
With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, sub-advisers, intermediaries, or third party service providers whose operations may impact the Fund. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds are invested, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future, which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, sub-advisers, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.
The risk described above applies directly to a Portfolio as well as indirectly to a Portfolio through its investment in underlying funds.
Risks Associated With the Investment Activities of Other Accounts
Investment decisions for each Portfolio are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Portfolio with respect to, for
17

example, the value of Portfolio holdings, and/or prices paid to or received by the Portfolio on its transactions, and/or the Portfolio’s ability to obtain or dispose of securities.
The risk described above is a direct risk of the Portfolios, and does not arise indirectly through investment in underlying funds.
Real Estate Investment Trusts
Real Estate Investment Trusts (“REITs”) lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Municipal Securities
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Portfolio may invest in taxable municipal securities.
Bank Instruments
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
To Be Announced Securities
As with other delayed delivery transactions, a seller agrees to deliver a To Be Announced Security (“TBA”) at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.
Portfolio Holdings Disclosure Policy
It is the policy of the Fund to publicly disclose holdings of all the Portfolios in accordance with regulatory requirements, such as in periodic Portfolio disclosure in filings with the SEC. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities including, without limitation, the Fund’s custodians, accountants, administrators, investment adviser (and consultants, if any, used by the Adviser with respect to a Portfolio), sub-advisers, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.
Certain Portfolio information, such as top ten holdings (or, for Portfolios that invest primarily in underlying funds, a list of all underlying funds and/or top ten holdings of the underlying funds), sector holdings, and other Portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.
There are numerous mutual fund evaluation services that analyze the Portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable the Adviser (or any sub-adviser), to perform Portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the Adviser (or any
18

sub-adviser) for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the Portfolios, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) Portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing Portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of Portfolio holdings.
The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.
19

Management of the Fund
Directors and Officers of the Fund
The Board is responsible for overseeing the management of all the Portfolios. The Board can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Adviser, the distribution and shareholder services agreement with the Distributor, and the Portfolios’ Rule 12b-1 Distribution and Shareholder Services Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Portfolio's business.
Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 66	Chair, Director, Member of Audit and Independent Directors Committee	Indefinite; Since July 2020	President/Vice Chair (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	25	None
Geoffrey Keenan Age 66	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021)	25	None
Madeleine W. Ludlow Age 70	Director, Chair of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010- present); General Partner: H Ventures (2020 – 2021); Director, ALLETE, Inc. (2004 – present)	25	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 76	Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present);	25	None
Julia W. Poston Age 64	Director, Member of Audit and Independent Directors Committees	Indefinite; Since October 2022	Partner: Ernst & Young LLP (June 2002 – June 2020)	25	Director: Royce Funds; Independent Trustee: James Advantage Funds; Director: Al. Neyer Corp.; Director: Master Chemical Corporation

1 The mailing address of each Officer and Director is: c/o AuguStar Variable Insurance Products Fund, Inc. One Financial Way, Montgomery, Ohio 45242.
20

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Officers
Thomas G. Mooney Age 43	Interim President	Indefinite; Since March 2023
Vice President: CINV (February
2023 – Present); Mutual Fund
Analyst Officer: ALIC (February
2023 – Present); Fund Evaluation
Analyst: ALIC (July 2022 – February
2023); Full-time Parent (November
2017 – July 2022)
				NA	NA
C. Hunter Jones Age 62	Chief Compliance Officer	Indefinite; Since November 2024	Chief Compliance Officer: CINV (November 2024 – Present); Chief Counsel, OCA: Public Company Accounting Oversight Board (June 2015 to November 2024)	NA	NA
R. Todd Brockman Age 56	Treasurer	Indefinite; Since August 2004	Vice President, Mutual Fund Operations: ALIC and NSLAC (February 2014-present); Treasurer: CINV (August 2004 - present)	NA	NA
Daniel P. Leming Age 40	Operations Officer and Assistant Treasurer	Indefinite; Since March 2016	Assistant Vice President, Mutual Fund Operations: ALIC (December 2020 – present); Director, Fund Operations and Analysis: ALIC (July 2018 – December 2020)	NA	NA
Megan K. Meyer Age 40	Secretary	Indefinite; Since August 2024
Second Vice President and General
Counsel,
Investments: Constellation
Insurance, Inc. (October 2023 –
Present); Associate
Counsel: Constellation Insurance,
Inc. f/k/a/ Ohio National Financial
Services (March 2021 – October
2023); Director and Real Estate
Counsel: Port of Greater Cincinnati
(August 2015 – March 2021)
				NA	NA
Zachary M. Pasker Age 33	Assistant Secretary	Indefinite; Since May 2025	Assistant Counsel to the Adviser (March 2025 – Present); Associate Attorney: Quarles & Brady LLP (July 2019 – March 2025)	NA	NA
21

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Matthew J. Donlan Age 34	Financial Reporting Officer	Indefinite; Since February 2023
Assistant Vice President, Mutual
Fund Financial Reporting: ALIC
(March 2024 – Present); Director,
Mutual Fund Financial
Reporting: ALIC (June 2021 –
Present); Assistant Director,
Mutual Fund Financial
Reporting: ALIC (January 2020 –
June 2021); Mutual Fund Reporting
Manager: ALIC (May 2017 –
December 2019)
				NA	NA
Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.
Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as Chair of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 26 years of experience with ALIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund. Ms. Poston has extensive financial industry experience, having served as Audit Partner and Office Managing Partner with registered public accounting firms, and currently serves as an independent trustee for another registered fund and as a director for other operating companies.
Specific details about each Director’s professional experience appear in the professional biography tables above.
Structure and Oversight
Board Structure. Christopher Carlson currently serves as Chair. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chair. The Chair develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.
In addition, the Directors have appointed Lawrence L. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chair and management; and chairing the meetings of the Independent Directors. The Chair and Lead Independent Director may also perform such other functions as may be delegated by the
22

Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met six times in 2024.
Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2024. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.
The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met twice in 2024. The Audit Committee has elected Ms. Ludlow as its Chair. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”
Director Ownership in the Fund
None of the Directors directly owns shares of the Fund. As of December 31, 2024, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by AuguStar that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2024:
Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2024	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2024
Independent Directors
Christopher A. Carlson	over $100,000	over $100,000
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None
Julia W. Poston	None	None
23

Ownership of Securities of the Adviser and Related Companies
As of December 31, 2024, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any sub-adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.
Compensation of Directors
Directors were compensated as follows in 2024:
Director	Aggregate Compensation From the Fund
Madeleine W. Ludlow	$180,000
Lawrence L. Grypp	$170,000
Geoffrey Keenan	$170,000
Christopher A. Carlson	$190,000
Julia W. Poston	$170,000
Officers of the Fund who are employees or officers of the Adviser, ALIC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.
24

Principal Holders of the Fund’s Securities
The Fund is sponsored by ALIC. The ultimate parents of ALIC are the Ontario Teachers’ Pension Plan Voting Trust, the trustees of which are Greg Nielsen and Salman Hasnain, and Caisse de depot et placement du Quebec Voting Trust, the trustees of which are Philippe Charette and Alexandre Decary.
As of […], 2025 the Funds’ officers and Directors (as a group) beneficially owned less than [1.00]% of the total outstanding shares of any Fund.
Because Class II Shares are a new class of shares, the table shows only the ownership of Class I Shares with respect to the portfolios that offer both Class I and Class II Shares. As of […], 2025 the following entities owned, of record or beneficially unless otherwise indicated, 5.00% or more of a Fund’s outstanding securities.
AVIP Constellation Managed Risk Balanced Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Constellation Managed Risk Moderate Growth Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Constellation Managed Risk Growth Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Intech U.S. Low Volatility Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Federated Core Plus Bond Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Moderately Conservative Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Balanced Model Portfolio
One Financial Way, Montgomery, Ohio 45242	[…]

AVIP Moderate Growth Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP AB Relative Value Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Balanced Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Moderate Growth Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]

AVIP Growth Model Portfolio
[The Augustar Life Insurance Company One Financial Way, Montgomery, Ohio 45242]	[…]
25

Codes of Ethics
The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).
Proxy Voting Policies
The Board has delegated authority to the Adviser to vote proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Board, subject to the continued review and oversight of the Board.
The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.
The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.
The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis & Co. provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.
In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.
To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:
R. Todd Brockman, Treasurer
Constellation Investments, Inc.
One Financial Way
Montgomery, Ohio 45242
You may also obtain this information by calling the Fund at 877-781-6392 or by logging on to the SEC’s website at www.sec.gov
Shareholders’ Meetings
The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.
26

Investment Advisory and Other Services
The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ALIC. The Adviser is a wholly-owned subsidiary of ALIC's parent company, Constellation Insurance, Inc. The Adviser uses ALIC’s investment personnel and administrative systems.
The Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the investment policies of each Portfolio. Upon approval of an investment program by the Board, the Adviser or sub- adviser implements the program by placing the orders for the purchase and sale of securities (including underlying funds).
The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.
As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:
AVIP Constellation Managed Risk Balanced Portfolio 0.55% of first $1.5 billion 0.53% over $1.5 billion	AVIP Intech U.S. Low Volatility Portfolio 0.575% of first $500 million 0.555% over $500 million
AVIP Constellation Managed Risk Moderate Growth Portfolio 0.55% of first $1.5 billion 0.53% over $1.5 billion	AVIP Federated Core Plus Bond Portfolio 0.56% of first $100 million 0.54% of next $150 million 0.50% of next $150 million 0.45% of next $350 million 0.43% over $750 million
AVIP Constellation Managed Risk Growth Portfolio 0.55% of first $1.5 billion 0.53% over $1.5 billion	AVIP AB Relative Value Portfolio 0.65% of the first $100 million 0.61% of the next $200 million 0.59% over $300 million
Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Portfolios. The Adviser has engaged a sub-adviser for each of the AVIP Intech U.S. Low Volatility Portfolio, AVIP Federated Core Plus Bond Portfolio and AVIP AB Relative Value Portfolio subject to the approval of the Board. The Adviser has entered into Sub-Advisory Agreements with Federated Investment, Intech, and AllianceBernstein to manage the investment and reinvestment of those Portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:
AVIP Intech U.S. Low Volatility Portfolio (Intech) 0.10% of all net assets	AVIP Federated Core Plus Bond Portfolio (Federated Investment) 0.18% of first $100 million 0.15% of next $150 million 0.12% of next $150 million 0.10% of next $350 million 0.08% over $750 million
AVIP AB Relative Value Portfolio 0.28% of first $100 million 0.24% of next $200 million 0.22% over $300 million
27

* Of the combined average daily net assets of the AVIP iShares Managed Risk Balanced Portfolio, AVIP iShares Managed Risk Moderate Growth Portfolio and AVIP iShares Managed Risk Growth Portfolio.
The following investment advisory fees from each of the Fund’s Portfolios were paid to the Adviser for each of the indicated years, ended December 31:
	2024	2023	2022
AVIP Constellation Managed Risk Balanced Portfolio	538,391,073	3,288,656	2,347,774
AVIP Constellation Managed Risk Moderate Growth Portfolio	467,007,644	2,699,174	564,926
AVIP Constellation Managed Risk Growth Portfolio	431,529,513	2,385,261	491,180
AVIP Intech U.S. Low Volatility Portfolio	623,423,012	3,997,349	4,789,343
AVIP Federated Core Plus Bond Portfolio	543,672,416	2,826,473	2,998,253
AVIP AB Relative Value Portfolio	120,685,675	808,812	658,082
Total	$2,724,709,333	$16,005,725	$11,849,558
The Investment Advisory Agreement also provides that if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such Portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2023, the Advisor paid no such fees.
Under a Service Agreement among the Fund, the Adviser and ALIC, ALIC has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ALIC for its expenses in this regard.
The Board and the shareholders of the respective Portfolios approved the current Investment Advisory, Service and Sub- Advisory Agreements on the dates indicated below:
	Board of Directors	Shareholders
AVIP Constellation Managed Risk Balanced Portfolio (Investment Advisory and Service)	06-22-2021	06-23-2021
AVIP Constellation Managed Risk Moderate Growth Portfolio (Investment Advisory and Service)	06-22-2021	N/A
AVIP Constellation Managed Risk Growth Portfolio (Investment Advisory and Service)	06-22-2021	N/A
AVIP Intech U.S. Low Volatility Portfolio (Investment Advisory and Service)	06-22-2021	06-23-2021
AVIP Intech U.S. Low Volatility Portfolio (Sub-Advisory)	11-11-2021	N/A
AVIP Federated Core Plus Bond Portfolio (Investment Advisory and Service)	06-22-2021	08-30-2021
AVIP Federated Core Plus Bond Portfolio (Sub-Advisory)	06-22-2021	N/A
AVIP AB Relative Value Portfolio (Investment Advisory and Service)	11-11-2021	12-01-2021
AVIP AB Relative Value Portfolio (Sub-Advisory)	11-11-2021	12-01-2021
Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each Portfolio voting separately.
The Board reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and sub-advisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each sub-adviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale,
28

other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which Portfolio securities are purchased and sold. The performance of each Portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the Board requests and receives information from the Adviser and sub-advisers relative to these factors. The Board also considers the Adviser’s and sub-advisers’ compliance with investment policies, regulatory requirements and ethical standards. The Independent Directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each Portfolio) is considered separately on its own merits.
The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ALIC on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any agreement will automatically terminate in the event of its assignment.
The SEC has issued an order permitting the Adviser, subject to the Board’s approval and oversight, to enter into, materially amend and terminate Sub-Advisory Agreements (other than with affiliated sub-advisers). The shareholders of each Portfolio then in existence approved this arrangement on April 30, 2002.
29

Portfolio Managers
AVIP Constellation Managed Risk Balanced Portfolio
Portfolio Manager: Sachin JainThe following information about the portfolio manager is provided as of December 31, 2024
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 funds / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion
* None of the Accounts has an advisory fee that is based on the performance of the account.

Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Ownership of Shares: NonePortfolio Manager: Mark KehoeThe following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 funds / $6 billion]
Other Pooled Investment Vehicles	0 / $0
Other Accounts	[9 / $13.3 billion]
* None of the Accounts has an advisory fee that is based on the performance of the account.Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.Ownership of Shares: None
AVIP Constellation Managed Risk Moderate Growth Portfolio
Portfolio Manager: Sachin JainThe following information about the portfolio manager is provided as of December 31, 2024
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 funds / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion
30

* None of the Accounts has an advisory fee that is based on the performance of the account.

Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Ownership of Shares: NonePortfolio Manager: Mark KehoeThe following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 funds / $6 billion]
Other Pooled Investment Vehicles	0 / $0
Other Accounts	[9 / $13.3 billion]
* None of the Accounts has an advisory fee that is based on the performance of the account.Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.Ownership of Shares: None
AVIP Constellation Managed Risk Growth Portfolio
Portfolio Manager: Sachin JainThe following information about the portfolio manager is provided as of December 31, 2024
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	9 funds / $6 billion
Other Pooled Investment Vehicles	0 / $0
Other Accounts	11 / $15.030 billion
* None of the Accounts has an advisory fee that is based on the performance of the account.

Compensation: Sachin Jain is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts
31

created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Ownership of Shares: NonePortfolio Manager: Mark KehoeThe following information about the portfolio manager is provided as of […], 2025.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	[9 funds / $6 billion]
Other Pooled Investment Vehicles	0 / $0
Other Accounts	[9 / $13.3 billion]
* None of the Accounts has an advisory fee that is based on the performance of the account.Compensation: Mark Kehoe is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. the Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.Ownership of Shares: None
AVIP Intech U.S. Low Volatility Portfolio
Co-Portfolio Managers: Dr. Ryan Stever and Dr. Adrian Banner
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Chengjun (Chris) Wu	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	5 / $18.4 billion
Other Pooled Investment Vehicles	1 / $398.3 million
Other Accounts	16 / $2.5 billion
*None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Portfolio: None.
Dollar value range of shares owned in the Portfolio: None.
Chengjun (Chris) Wu is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on certain other accounts managed by the portfolio manager. IPP is measured for the rolling one, three and five calendar year periods, typically, on a pre-tax gross total return basis vs the account’s benchmark and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
32

As noted above, Mr. Wu is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts or activities for which Mr. Wu is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Wu serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Wu was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
Other Accounts:
The following information about the portfolio managers is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	1 / $624.5 million
Other Pooled Investment Vehicles	8 / $578.0 million
Other Accounts	27 / $12.2 billion(1)

(*) For any co-managed accounts, the assets reflect total account assets.
(1) Ten of the accounts included in the total, consisting of $3.82 billion of the total assets in the category, have a performance-based advisory fee.
Material Conflicts: The following describes material conflicts as of December 31, 2024. Intech’s investment personnel may manage other accounts with investment strategies similar to the Portfolio. Fees earned by Intech may vary among these accounts. The investment personnel may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. Under certain circumstances, the investment personnel (or their family members) may own the same securities as those held in the Portfolio. These factors could create conflicts of interest because the investment personnel may have incentives to favor one or more accounts over others, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the investment personnel. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by a Portfolio.
33

However, Intech believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Intech generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. Furthermore, Intech believes that conflicts arising from personal ownership by the investment personnel (or their family members) of the same securities held in a Portfolio may be mitigated by the investment personnel’s compliance with Intech’s personal trading policy within the Personal Code of Ethics.
Compensation: The compensation structure of the investment personnel is determined by Intech. The following describes the structure and method of calculating the investment personnel’s compensation as of December 31, 2024. For managing the Portfolio and all other accounts, the investment personnel receive a base salary plus a discretionary cash bonus that is tied directly to Intech’s profitability (which depends indirectly on portfolio performance) as well as each individual’s development objectives and contributions (using financial and non-financial criteria, as applicable and appropriate), leadership, and commitment to ethical behavior, and not to the performance or growth of individual investment strategies.
Ownership of Shares – None
AVIP Federated Core Plus Bond Portfolio
Portfolio Manager: Donald T. Ellenberger
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Donald T. Ellenberger	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 / $16.0 billion
Other Pooled Investment Vehicles	3 / $3.5 billion
Other Accounts	9 / $2.3 billion
*None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Portfolio: None.
Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one and three year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Bloomberg Universal) and versus the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Ellenberger is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Ellenberger has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned
34

is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Ellenberger’s annual incentives may include certain guaranteed amounts.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP Federated Core Plus Bond Portfolio
Portfolio Manager: Chengjun (Chris) Wu, CFA
AVIP Federated Core Plus Bond Portfolio
Portfolio Manager: Jerome D. Conner, CFA
The following information about the portfolio manager is provided as of December 31, 2024.
Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Jerome D. Conner	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	6 / $16.5 billion
Other Pooled Investment Vehicles	1 / $398.3 million
Other Accounts	5 / $912.7 million
*None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Portfolio: None.
Jerome D. Conner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one and three year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Bloomberg Universal) and versus the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Conner is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Portfolio or other accounts or activities for which Mr. Conner is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Conner serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
35

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned is greater than or equal to certain other accounts or activities, and is lesser than or equal to the weighting assigned to certain other accounts or activities, used to determine IPP (but can be adjusted periodically. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. Conner was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.
AVIP AB Relative Value Portfolio
Portfolio Manager: John H. Fogarty, CFA
Other Accounts:
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based
Registered Investment Companies	12 / $36,822 million	0 / $0
Other Pooled Investment Vehicles	28 / $56,934 million	0 / $0
Other Accounts	3,171 / $12,745 million	0 / $0

Compensation: AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees. Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent. The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success. The quantitative component includes measures of absolute, relative and risk adjusted investment performance. R elative and risk adjusted returns are determined based
36

on the benchmark in the Fund’s prospectus and versus peers over one, three and five year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment return s of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience. AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a in a year-end review process that includes 360end review process that includes 360--degree feedback from other professionals from across the investment teams and from other professionals from across the investment teams and AllianceBernstein.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive- based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.
Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
37

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading: AllianceBernstein (“AB") has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB's proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm's Policy and Procedures.
The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
38

Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Ownership of Shares: None
AVIP AB Relative Value Portfolio
Portfolio Manager: Christopher Kotowicz, CFA
Other Accounts:
The following information about the portfolio manager is provided as of December 31, 2024.
Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based
Registered Investment Companies	5 / $2,596 million	0 / $0
Other Pooled Investment Vehicles	2 / $269 million	0 / $0
Other Accounts	124 / $248 million	0 / $0

Compensation: AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees. Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole
39

discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent. The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success. The quantitative component includes measures of absolute, relative and risk adjusted investment performance. R elative and risk adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one, three and five year calendar periods, with more weight given to longer time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment return s of any individual client account, and compensation is not tied directly to the level or change in level of assets under management. Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience. AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a in a year-end review process that includes 360end review process that includes 360--degree feedback from other professionals from across the investment teams and from other professionals from across the investment teams and AllianceBernstein.
Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.
Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.
Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.
Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.
Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers. Compensation for our research analysts is also heavily incentive- based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.
Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.
40

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading. We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.
Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship. We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.
Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations – such as the level of client servicing we offer through each client channel – we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment —regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading: AllianceBernstein (“AB") has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB's proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to
41

hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm's Policy and Procedures.
The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Ownership of Shares: None
42

Brokerage Allocation
The Adviser may, from time to time, place orders for the purchase or sales of securities by selecting brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the Portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and Portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one Portfolio, a broker may also offer services of benefit to other Portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.
Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.
Consistent with these policies, the sub-advisers may, with the Board’s approval and subject to its review, direct Portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells ALIC or NSLAC products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.
For each of the indicated years, ended on December 31, the following brokerage commission amounts were paid by each Portfolio:
	2024	2023	2022
AVIP Constellation Managed Risk Balanced Portfolio	41,965	40,485	155,105
AVIP Constellation Managed Risk Moderate Growth Portfolio	34,811	24,928	73,262
AVIP Constellation Managed Risk Growth Portfolio	27,432	22,990	56,137
AVIP Intech U.S. Low Volatility Portfolio	99,707	87,160	190,377
AVIP Federated Core Plus Bond Portfolio	33,709	34,223	26,280
AVIP AB Relative Value Portfolio	21,877	28,756	23,245
Total	$237,624	$238,542	$524,406
Purchase and Redemption of Shares
Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable
43

for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.
Shares of one Portfolio may be exchanged for shares of another Portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.
The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in Portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed. The net asset value of each Portfolio is computed by dividing the value of the securities in that Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.
Securities which are held in a Portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. OTC securities are valued at the last trade price as of 4:00 p.m. Eastern time.
When a determination is made that current market prices or underlying fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board. The Board is ultimately responsible for determining the current net asset values of each Portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the Portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.
Short-term debt securities in Portfolios with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. All other assets of the Portfolios, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board.
With regard to the AVIP Constellation Managed Risk Balanced Portfolio , AVIP Constellation Managed Risk Moderate Growth Portfolio and AVIP Constellation Managed Risk Growth Portfolio, because the Portfolios are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.
The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Distribution or Service Arrangements

For purposes of this Statement of Additional Information, distribution or service arrangements described herein impact the Class II Shares of the Intech U.S. Low Volatility Portfolio, AVIP Federated Core Plus Bond Portfolio and AVIP AB Relative Value Portfolio.Distribution and Shareholder Services Plan—The Class II Shares of the Portfolios are subject to a Distribution and Shareholder Services Plan (the “Plan”). The Plan provides that the Portfolios will compensate the Distributor for distribution and other services provided to the Portfolios, its activities and expenses related to the sale and distribution of the Class II Shares of the Portfolios and ongoing services to the investors in the Portfolios. Under the Plan, the Distributor receives from a Portfolio a fee at the annual rate of up to 0.25% of that Portfolio’s average daily net assets (without regard to expenses incurred) of Class II Shares. The Distributor may pay up to the full amount of this fee to third parties that make available Portfolio shares and/or provide services to the Portfolios and their shareholders. The fee paid to a third party is based on the level of such services provided. Third parties may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.Services may include: teleservicing support in connection with the Portfolios; delivery and responding to inquires with regard to the Portfolios’ Prospectus and/or SAI, reports, notices, proxies and proxy statements and other information respecting the Portfolios (but not including services paid for by the Portfolios such as printing and mailing); facilitation of the tabulation of variable contract owners’ votes in the event of a meeting of Portfolio shareholders; maintenance of variable contract records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Portfolios, or the transfer agent as may be reasonably requested; provision of support services including providing information about the Portfolios and answering questions concerning the Portfolios, including questions respecting variable contract owners’ interests in the Portfolios; provision and administration of variable contract features for the benefit of variable contract owners participating in the Portfolios including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.The amount of fees paid by a Portfolio during any year may be more or less than the cost of distribution and other services provided to that Portfolio and its investors. Rules issued by the Financial Industry Regulatory
44

Authority ("FINRA") limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Plan complies with these rules.The Plan requires that the Distributor provide the Directors for their review a quarterly written report identifying the amounts expended by each Portfolio and the purposes for which such expenditures were made. Prior to approving the Plan, the Directors considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Portfolios and their shareholders.The Plan will continue from year to year with respect to each Portfolio, provided that such continuance is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of Distribution Agreement or the Plan ("12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such continuance or as otherwise permitted by the SEC. The Plan may not be amended to increase materially the amount to be spent for distribution thereunder without approval of the relevant shareholders as required under the 1940 Act and by the Directors in the manner described above. The Plan is terminable with respect to a Portfolio at any time, without the payment of any penalty and upon notice as required thereunder, by a vote of a majority of the Rule 12b-1 Directors or by a vote of the Portfolio’s shareholders as required under the 1940 Act. Any agreement relating to the implementation of the Plan terminates automatically if it is assigned.Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Adviser and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Directors has a direct or indirect financial interest in the operation of the Distribution Plan.Because Class II Shares are a new class of shares, for the most recently completed fiscal year, no 12b-1 payments were made to the Distributor under the Plan.The 12b-1 Plans are “compensation plans” which means that all amounts generated under the 12b-1 Plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Portfolios. The Distributor is the principal underwriter of the Portfolios. Because all the 12b-1 payments are made to the Distributor, the Portfolios pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders, compensation to broker/dealers, compensation to sales personnel, or interest carrying or other financing charges. The Distributor may use part or all of the amounts received from the Portfolios to pay for these services and activities.Because the Class II Shares are a new class of shares, the Portfolios have not yet paid for any principal types of activities under the Rule 12b-1 Plan.
Tax Status
At December 31, 2024, the Fund and each then existing portfolio qualified, and the Portfolios intend to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each Portfolio also intends to comply with the diversification requirements or regulations under Sections 817(h) and 851(b)(3) of the Code.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ALIC and other insurance companies, as well as portfolios of the Fund, no discussion is stated herein as to the federal income tax consequences at the shareholder level.
45

Organization and Capital Stock

The Fund has authorized the issuance of 1,550,000,000 shares of capital stock and currently issues its shares in 25 series. Eighteen of the portfolios are further divided into two separate classes including Class I Shares and Class II Shares. With respect to this Statement of Additional Information, Class I Shares and Class II Shares are offered by the AVIP Bond Portfolio, AVIP BlackRock Balanced Allocation Portfolio, AVIP BlackRock Advantage International Equity Portfolio, AVIP Fidelity Institutional AM® Equity Growth Portfolio, AVIP AB Small Cap Portfolio, AVIP AB Mid Cap Core Portfolio, AVIP S&P 500® Index Portfolio, AVIP Federated High Income Bond Portfolio, AVIP BlackRock Advantage Large Cap Value Portfolio, AVIP Nasdaq-100® Index Portfolio, AVIP BlackRock Advantage Large Cap Core Portfolio, AVIP BlackRock Advantage Small Cap Growth Portfolio, AVIP S&P MidCap 400® Index Portfolio, AVIP BlackRock Advantage Large Cap Growth Portfolio, and AVIP Constellation Dynamic Risk Balanced Portfolio. Each of AVIP Moderately Conservative Model Portfolio, AVIP Balanced Model Portfolio, AVIP Moderate Growth Model Portfolio, and AVIP Growth Model Portfolio offers one class of shares (undesignated). Each share of common stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable. The Funds currently have no employees and do not intend to have employees in the future. Shares of common stock are redeemable at net asset value, at the option of the shareholder. Shares of common stock have no preemptive, subscription, conversion or cumulative voting rights and are freely transferable. Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. On certain matters, such as the election of Directors, all shares of the Portfolios of the Fund vote together. On other matters affecting a particular Portfolio or class of a Portfolio, such as the investment advisory contract or the fundamental policies, only shares of that Portfolio or class of a Portfolio are entitled to vote. With respect to all proposals, except a proposal to elect Directors, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Directors, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Directors from office by vote cast at a meeting of shareholders. Each Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents. In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion to the votes received. The effect of proportional voting is that if a large number of variable contract owners do not provide the insurance company voting instructions, a small number of variable contract owners may determine the outcome of the vote.
Independent Registered Public Accounting Firm
KPMG LLP, independent registered public accounting firm with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Fund. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Board.
46

Financial Statements
The Fund’s Form N-CSR for the fiscal year ended December 31, 2024 has been filed with the Commission. The financial statements in the Form N-CSR are incorporated by reference into this Statement of Additional Information. The financial statements included in the Form N-CSR have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Form N-CSR and is incorporated by reference.
47

Appendix - Debt Security Ratings
The SEC has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.
Moody’s Investors Service, Inc. (“Moody’s”)
Global Short-Term Rating Scale:
Ratings assigned on Moody’s global short-term rating scales are forwardlooking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Global Long-Term Rating Scale:
Ratings assigned on Moody’s global long-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
48

Standard & Poor’s Corp. (“S&P”)
Short-Term Issue Credit Ratings:
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated
grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long- term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Long-Term Issue Credit Ratings:
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
•Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;
•Nature and provisions of the financial obligation and the promise S&P imputes; and
•Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade:
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

49

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the
‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch Investors Service, Inc. (“Fitch”)
Short-Term Credit Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Long-Term Credit Ratings:
50

Investment Grade:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade:
BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk.
CC	Very high levels of credit risk.
C	Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c.
the formal announcement by the issuer or their agent of a distressed debt exchange;
d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a.
the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.
ordinary execution of a distressed debt exchange on one or more material financial obligations.
D
Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased
51

business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.
52

AuguStar Variable Insurance Products Fund, Inc.

Form N-1A

Part C

Other Information

Item 28. Exhibits

Exhibits:

(a)(1)

Articles of Restatement of Registrant were filed as Exhibit (99)(1) of Registrant’s Form N-14 on September 18, 2020, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99161.htm

(a)(2)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(2) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928a2.htm

(a)(3)	Supplementary Articles of Registrant were filed as Exhibit 99(a)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 105 on July 26, 2023, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928a3.htm

(a)(4)	Articles of Amendment of Registrant were filed as Exhibit 99(a)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a4.htm

(a)(5)	Supplementary Articles of Registrant were filed as Exhibit 99(a)(5) of Registrant’s Form N-1A, Post-Effective Amendment No. 106 on April 25, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424007740/fp0087691-1_ex9928a5.htm

(a)(6)	Articles of Amendment of Registrant were filed as Exhibit 99(a)(6) of Registrant’s Form N-1A, Post-Effective Amendment No. 108 on September 13, 2024, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex9928a6.htm

(b)

By-laws of the Registrant were filed as Exhibit 99(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99b.htm

1

(b)(1)

Amended and Restated By-laws of the Registrant were filed as Exhibit 99(b)(1) of Registrant’s Form N-1A, Post- Effective Amendment No. 84 on April 24, 2018, and are incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99b1.htm

(c)	None.

(d)

Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended, was filed as Exhibit 99(d) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99d.htm

(d)(1)

Amendment to Investment Advisory Agreement to add the ON Model Portfolios was filed as Exhibit 99(d)(1) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1.htm

(d)(1)(a)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc. with respect to the ON Model Portfolios was filed as Exhibit 99(d)(1)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1a.htm

(d)(1)(b)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(b) of Registrant’s Form N-1A, Post- Effective Amendment No. 82 on April 26, 2017, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312517138605/d320411dex99d1b.htm

(d)(1)(c)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99d1c.htm

(d)(1)(d)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(d) of Registrant’s Form N-1A, Post- Effective Amendment No. 87 on April 25, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d1d.htm

(d)(1)(e)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(e) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1e.htm

2

(d)(1)(f)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(f) of Registrant’s Form N-1A, Post- Effective Amendment No. 89 on September 13, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1f.htm

(d)(1)(g)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(g) of Registrant’s Form N-1A, Post- Effective Amendment No. 90 on November 22, 2019, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d1g.htm

(d)(1)(h)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(h) of Registrant’s Form N-1A, Post-Effective Amendment No. 93 on February 14, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520037004/d888074dex99d1h.htm

(d)(1)(i)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d1i.htm

(d)(1)(j)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit (99)(6)(l) of Registrant’s Form N-14 on September 18, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99166l.htm

(d)(1)(k)	Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(k) of Registrant’s Form N-1A Post- Effective Amendment No. 98 on April 27, 2021, and is incorporated by reference herein. https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d1k.htm

(d)(1)(l)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON iShares Managed Risk Balanced Portfolio was filed as Exhibit 99(d)(1)(l) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1l.htm

(d)(1)(m)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Janus Henderson U.S. Low Volatility Portfolio and the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(1)(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1m.htm

3

(d)(1)(n)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(n) of Registrant’s Form N-1A, Post- Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1n.htm

(d)(1)(o)

Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., was filed as Exhibit 99(d)(1)(o) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d1o.htm

(d)(1)(p)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Risk Managed Balanced Portfolio was filed as Exhibit 99(d)(1)(p) of Registrant’s Form N-1A, Post- Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1p.htm

(d)(1)(q)

Amendment to Investment Advisory Agreement with respect to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(1)(q) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1q.htm

(d)(1)(r)

Amendment to Investment Advisory Agreement with respect to the ON iShares Managed Risk Balanced Portfolio, the ON iShares Managed Risk Moderate Growth Portfolio and the ON iShares Managed Risk Growth Portfolio was filed as Exhibit 99(d)(1)(s) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d1s.htm

(d)(1)(t)

Amendment to Investment Advisory Agreement with respect to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(1)(u) of Registrant’s Form N-1A Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d1u.htm

(d)(2)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated High Income Bond Portfolio was filed as Exhibit 99(d)(2)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d2c.htm

4

(d)(3)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio was filed as Exhibit 99(d)(3)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d3a.htm

(d)(4)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio was filed as Exhibit 99(d)(4)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d4b.htm

(d)(5)

Amended and Restated Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio was filed as Exhibit 99(d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d5a.htm

(d)(6)

Sub-Advisory Agreement between Ohio National Investments, Inc. and FIAM LLC as to the ON Fidelity Institutional AM® Equity Growth Portfolio (formerly, the ON Janus Henderson Forty Portfolio) was filed as Exhibit 99(d)(6) of Registrant’s Post-Effective Amendment No. 105 on July 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423013519/fp0084538-1_ex9928d6.htm

(d)(7)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio was filed as Exhibit 99(d)(7)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d7b.htm

(d)(8)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio was filed as Exhibit 99(d)(8)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d8b.htm

5

(d)(9)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio was filed as Exhibit 99(d)(9)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d9b.htm

(d)(10)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio was filed as Exhibit 99(d)(10)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d10b.htm)

(d)(11)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio was filed as Exhibit 99(d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d11a.htm

(d)(12)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio was filed as Exhibit 99(d)(12)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d12a.htm

(d)(13)

Sub-Advisory Agreement between Ohio National Investments, Inc and Intech Investment Management LLC as to the ON U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(17)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928d17.htm

(d)(14)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(18)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d18a.htm

6

(d)(15)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio was filed as Exhibit 99(d)(19)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d19a.htm

(d)(16)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio was filed as Exhibit 99(d)(20)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d20a.htm

(d)(17)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio was filed as Exhibit 99(d)(21)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928d21a.htm

(e)(1)	Distribution and Shareholder Servicing Agreement by and between the Registrant and AuguStar Distributors, Inc. is filed herewith.

(g)(1)

Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(1) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99g1.htm

(g)(2)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(2) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99g2.htm

(g)(3)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(3) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928g3.htm

(g)(4)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(4) of Registrant’s Form N-1A, Post-Effective Amendment No. 103 on April 26, 2023, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834423007846/fp0082866-1_ex9928g4.htm

7

(h)(1)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 31, on March 1, 1996, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/0000950152-96-000762.txt

(h)(2)	Services Agreement for the ON BlackRock Advantage International Equity Portfolio between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-Effective Amendment No. 23, on October 29, 1993, and is incorporated by reference herein. (No link available.)

(h)(3)

Administrative Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(15) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h15.htm

(h)(4)

Class Action Services Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(16) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h16.htm

(h)(5)

First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(17) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h17.htm

(h)(6)

Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(18) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h18.htm

(h)(7)

Third Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h19.htm

(h)(8)

Fourth Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(20) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h20.htm

8

(h)(9)

Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(21) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h21.htm

(h)(10)

Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(22) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h22.htm

(h)(11)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust was filed as Exhibit 99(h)(23) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h23.htm

(h)(12)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and DFA Investment Dimensions Group Inc. was filed as Exhibit 99(h)(24) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h24.htm

(h)(13)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Fidelity Advisor Series VII was filed as Exhibit 99(h)(25) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h25.htm

(h)(14)

Fund of Funds Investment Agreement between Registrant and PIMCO Funds was filed as Exhibit 99(h)(26) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h26.htm

(h)(15)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard World Fund was filed as Exhibit 99(h)(27) of Registrant’s Form N-1A, Post-Effective Amendment No. 102 on April 27, 2022, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834422007930/fp0074782_ex9928h27.htm

9

(h)(15)(i)

Amendment No. 1 to Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard Funds was filed as Exhibit 99(h)(27)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h27i.htm

(h)(16)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Invesco QQQ Trust, Series 1 was filed as Exhibit 99(h)(29) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h29.htm

(h)(17)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust was filed as Exhibit 99(h)(30) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h30.htm

(h)(18)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and SPDR S&P 500 ETF and SPDR Dow Jones Industrial Average ETF Trust was filed as Exhibit 99(h)(31) of Registrant’s Form N-1A, Post-Effective Amendment No. 110 on November 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424021668/fp0091162-2_ex9928h31.htm

(i)(1)

Legal Opinion of Thompson Hine LLP was filed as Exhibit 99(i)(1) of Registrant’s Form N-1A, Post Effective Amendment No. 106 on April 25, 2024, and is incorporated by reference herein.

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000315754/000139834424007740/fp0087691-1_485bposixbrl.htm

(i)(2)	Legal Opinion of Legal Counsel with respect to Class II Shares*

(j)(1)	Investment letter for the initial subscription of capital stock of the Registrant’s ON BlackRock Advantage International Equity Portfolio was filed as Exhibit (13) of the Registrant’s Form N-1A, Post-Effective Amendment No. 22, on April 22, 1993, and is incorporated by reference herein. (No link available.)

(j)(2)	Consent of Independent Registered Public Accounting Firm*

(j)(3)	Consent of Legal Counsel*

(m)	Registrant's Rule 12b-1 Distribution and Shareholder Services Plan is filed herewith.
10

(n)	Registrant's Rule 18f-3 Multiple Class Plan is filed herewith.

(p)(1)

Registrant’s Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000095015204001085/l05164dexv99wpw1.txt

(p)(2)

Registrant’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(2) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p2.htm

(p)(3)

Adviser’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(3) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p3.htm)

(24)

Powers of Attorney was filed as Exhibit (24) to Registrant’s Form N-1A, Post-Effective Amendment No. 107 on September 13, 2024, and is incorporated by reference herein.

https://www.sec.gov/Archives/edgar/data/315754/000139834424017869/fp0090141-1_ex992824.htm

*	To be filed by Registrant with subsequent amendment to this Registration Statement.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is an affiliate of Constellation Insurance, Inc., an Ohio intermediate holding company which is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.

Caisse de dépôt et placement du Québec Constellation Voting Trust, a Canadian voting trust, owns (1) 49.5% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc., an Ohio intermediate holding company.

Ontario Teachers’ Pension Plan Constellation Voting Trust, a Canadian voting trust, owns 29.9% of the voting securities of Constellation Insurance GP, LLC.

11

11004883 Canada Inc., a Canadian holding company, owns (1) 19.6% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.

ONLH Holdings GP LLC owns 99% of the voting securities of ONLH Holdings LP, a Delaware limited partnership. ONLH Holdings LP owns 60% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance Holdings, Inc., owns 100% of the voting securities of Constellation Insurance, Inc., an Ohio intermediate holding company.

Constellation Insurance, Inc., owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Insurance Company (insurance company)	Ohio	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
AuguStar Distributors, Inc. (securities broker dealer)	Ohio	100%

12

AuguStar Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Assurance Corporation (insurance company)	Ohio	100%
AuguStar Variable Insurance Products Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Delaware	100%
Andromeda Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Antlia Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Cassiopeia Funding, LLC (Special Purpose Vehicle)	Delaware	100%
Orion Funding, LLC (Special Purpose Vehicle)	Delaware	100%

13

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of AuguStar Lending, LLC, a holding company organized under the laws of Delaware, (2) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (3) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

14

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

The Registrant may maintain a standard and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

Information related to the Registrant’s investment adviser (Constellation Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant’s Portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser	File No.
Constellation Investments, Inc.	801-51396
Federated Investment Management Company	801-34612
Geode Capital Management, LLC	801-61117
FIAM LLC	801-63658
BlackRock Investment Management, LLC	801-56972
AllianceBernstein L.P.	801-56720
Intech Investment Management LLC	801-60987

15

Item 32. Principal Underwriters

Not applicable.

Item 33. Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a) Journals and other records of original entry:

State Street Bank and Trust Company (“State Street”)

One Congress Street

Boston, Massachusetts 02114

(b) General and auxiliary ledgers:

State Street

(c) Securities records for portfolio securities:

State Street

(d) Corporate charter (Articles of Incorporation), By-Laws and Minute Books:

Megan K. Meyer, Secretary

AuguStar Variable Insurance Products Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(e) Records of brokerage orders:

The Adviser

16

(f) Records of other portfolio transactions:

The Adviser

(g) Records of options:

The Adviser

(h) Records of trial balances:

The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

The Adviser

(k) Files of advisory materials

The Adviser

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not applicable

17

Signatures

Pursuant to the requirements of the Securities Act of 1933 (the “1993 Act”) and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(a) and that it has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 9th day of September, 2025.

AuguStar Variable Insurance Products Fund, Inc.

By:	/s/ Megan K. Meyer
Megan K. Meyer, Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on September 9, 2025:

Signature	Title	Date

/s/ Thomas G. Mooney	President (Principal Executive Officer)	September 9, 2025
Thomas G. Mooney

/s/ R. Todd Brockman	Treasurer (Principal Financial and Accounting Officer)	September 9, 2025
R. Todd Brockman

*Christopher A. Carlson	Director	September 9, 2025
Christopher A. Carlson

*Geoffrey Keenan	Director	September 9, 2025
Geoffrey Keenan

*Madeleine W. Ludlow	Director	September 9, 2025
Madeleine W. Ludlow

*Lawrence L. Grypp	Director	September 9, 2025
Lawrence L. Grypp

*Julia W. Poston	Director	September 9, 2025
Julia W. Poston

*By:	/s/ Thomas G. Mooney

Thomas G. Mooney, Attorney in fact pursuant to Powers of Attorney.

18

Index of Exhibits

Exhibit Number	Description	Page Number
99(e)(1)	Distribution and Shareholder Servicing Agreement by and between the Registrant and AuguStar Distributors, Inc.
99(m)	Registrant's Rule 12b-1 Distribution and Shareholder Services
99(n)	Registrant's Rule 18f-3 Multiple Class Plan

19